Exhibit 10.22

Explanatory Note: The body of this document was previously filed with the SEC, as indicated in the Exhibit Index. What follows are additional schedules and/or exhibits to that document that were not included in the original filing.

APPENDIX B

To

Asset Purchase Agreement

Certain Defined Terms

Dated July 2, 2008

“Hauppauge Leases” means (i) the lease to be entered into between Atlantic Paper & Foil, Corp. of N.Y. and the Buyer with respect to the real property located at 325 Kennedy Drive, Hauppauge, New York 11788 in the form of Exhibit I-2, (ii) the lease to be entered into between Atlantic Long Island Properties, Inc. and the Buyer with respect to the real property located at 50 Gilpin Avenue, Hauppauge, New York 11788 in the form of Exhibit I-3, and (iii) a notice of lease with respect to each such lease in a form reasonably acceptable to the parties to be recorded in the applicable public real estate records.

“Sellers’ Knowledge” means (a) the actual knowledge, after reasonable investigation of each of Dan Gabbay, Egal Gabbay, Shaun Gabbay and Yahya Gabbay and (b) the actual knowledge, after reasonable investigation by the Sellers of Linda Blackwell, Neal Watson, Tom Dillon, Carol Chasan Mankuta, Bahram Roozrokh, Shahram Roozrokh, Howard Silverman and Valarie Levy, provided that, for purposes of this clause (b), it shall constitute the reasonable investigation of the Sellers if each of the persons specified in this clause (b) is required by the Sellers to have read the representations and warranties of the Sellers in this Agreement (and related definitions and schedules) and advised the Sellers as to any representation or warranty of the Sellers which is untrue or inaccurate in any respect.

“Settlement Agreement” means that certain Stipulation of Settlement dated October 3, 2005 by and between Samuel Mehdizadeh, Shervin Mehdizadeh, U.S. Nonwovens Corp., Yahya Gabayzadeh, Helen Gabayzadeh, Shahram Gabayzadeh, Egal Gabayzadeh, Dan Gabayzadeh, Atlantic Paper & Foil Corp., Atlantic Paper Corp., Marvin Kagan and Rody Mehdizadeh.

“Working Capital Target” means $11,184,415.00.

16

APPENDIX C

To

Asset Purchase Agreement

Certain Retained Assets

Dated July 2, 2008

The following shall constitute Retained Assets:

(1) All assets reflected on the Most Recent Balance Sheet which are identified as “Retained Asset” in Schedule I-B-1;

(2) All rights of the Sellers under this Agreement and any Ancillary Agreement;

(3) All rights and interests of the Sellers to the Real Property, together with all improvements, fixtures and fittings thereon, easements, rights-of-way and other appurtenant rights thereto (including any overhead crane but excluding any storage racks or shelving), except for the leasehold interests granted pursuant to the Hauppauge Leases or the Thomaston Lease;

(4) The automobiles set forth on Schedule I-B-2;

(5) The Embraer Legacy jet;

(6) All personal belongings contained in the offices of each of Yahya and Shaun Gabbay located at 325 Kennedy Drive, Hauppauge, New York;

(7) All membership interests in Atlantic Paper & Foil of Georgia, LLC and Atlantic Paper & Foil, LLC which are owned by Atlantic Paper & Foil Corp. of N.Y. and all capital stock or other equity securities of Consumer Licensing Corporation and of Atlantic Lakeside Properties, LLC; and

(8) All personal belongings of the Gabbay family listed on Exhibit I-8 hereto.

17

Exhibit 2.2

Form of Note

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATED TO THE PRIOR PAYMENT OF CERTAIN OBLIGATIONS OF THE OBLIGOR TO THE HOLDERS OF SENIOR INDEBTEDNESS (AS DEFINED HEREIN).

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBJECT TO RIGHTS OF CANCELLATION AND SETOFF AS SET FORTH IN SECTION 3.6 HEREOF AND AMENDMENT, WAIVER OR CONSENT BY THE SELLERS’ REPRESENTATIVE AS SET FORTH IN SECTION 8.1 HEREOF.

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS PERMITTED IN SECTION 5.1 HEREOF.

NO: S-1

CELLU TISSUE HOLDINGS, INC.

Subordinated Note Due July     , 2011

$6,300,000.00	July , 2008

Original Holder: ATLANTIC PAPER & FOIL CORP. OF NY.

FOR VALUE RECEIVED, the undersigned, Cellu Tissue Holdings, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of Atlantic Paper & Foil Corp. of N.Y. or its registered and permitted assigns (such original payee or any successor or permitted assignee from time to time, each a “Noteholder”), on July     , 2011 (the “Maturity Date”), at the address specified in the Noteholder Register for such Noteholder (as may be updated pursuant to Section 9.10 hereof), $6,300,000.00 (subject to adjustment as provided herein) and to pay interest on the unpaid principal amount of this Note as provided in Section 2 hereof.

1.	THE NOTE

This Note (this “Note”) is issued pursuant to and in accordance with the Asset Purchase Agreement, dated as of July     , 2008 among the Company, Atlantic Paper & Foil Corp of N.Y., Atlantic Lakeside Properties, LLC, Atlantic Paper & Foil LLC, Atlantic Paper & Foil of Georgia LLC and Consumer Licensing Corporation (as from time to time in effect, the “Asset Purchase Agreement”). This Note, together with all other subordinated notes which may be issued hereunder as a result of any transfer or assignment permitted hereunder (and any notes issued in exchange therefor), are collectively referred to herein as the “Notes”, and the holders of Notes are collectively referred to herein as the “Noteholders.” Capitalized terms used in this Note have the meanings ascribed thereto herein or in Schedule A attached hereto.

2.	INTEREST PROVISIONS

Any remaining unpaid principal amount owed under this Note bears interest at an annual rate equal to 12.0% of such principal amount outstanding from time to time, and is payable quarterly in arrears on each March 31, June 30, September 30 and December 31 (each an “Interest Payment Date”) and on the Maturity Date, with the first such payment due on September 30, 2008. Notwithstanding the foregoing, the interest rate shall increase to the “Default Rate” (as defined below) on the following dates and the Default Rate shall continue in effect until such time as no Event of Default is then continuing or all Events of Default have been waived in writing by the Sellers’ Representative: (a) on any Interest Payment Date on which any interest then due on this Note shall not be paid in full unless all such interest not so paid when due is paid within 10 days following such Interest Payment Date; (b) on the Maturity Date or any Refinancing Repayment Event if any portion of the remaining principal shall not be then repaid; and (c) upon the occurrence of any other Event of Default. For purposes of this Note, the “Default Rate” shall be 15% per annum. On each Interest Payment Date, subject to the provisions of Section 7 (including Schedule B), the Company shall pay the accrued and unpaid interest on this Note in cash. Notwithstanding any provisions of this Note, in no event will the amount of interest paid or agreed to be paid by the Company exceed an amount computed at the highest rate of interest permissible under applicable law.

3.	PAYMENT PROVISIONS

The Company covenants that so long as this Note is outstanding:

3.1. Payment at Maturity or Refinancing Repayment Event. On the Maturity Date, on any accelerated maturity of this Note pursuant to the terms hereof or upon any Refinancing Repayment Event, the Company will pay the principal amount of this Note then owing, together with all accrued and unpaid interest thereon.

3.2. Optional Redemption. At any time and from time to time, the Company may prepay or redeem any or all Notes, in whole or in part, at any time without premium or penalty at a price equal to 100% of the principal amount of the Note so prepaid or redeemed, together with all accrued and unpaid interest thereon. Any partial redemption shall be allocated as among the various Notes on a pro rata basis based on their then outstanding principal amount at the time of such partial redemption.

3.3. Notice of Optional Redemption. Notice of each optional repayment or redemption of this Note pursuant to Section 3.2 hereof must be given in accordance with Section 9.1 hereof not fewer than three Business Days before the repayment or redemption date, in each case by mailing to the Noteholder a notice of intention to repay or redeem, which such notice must specify the date of repayment or redemption, the principal amount of this Note to be repaid or redeemed on such date, and the accrued and unpaid interest applicable to the portion of the Note subject to such repayment or redemption.

3.4. Payment and Interest Cut-Off. Upon each voluntary prepayment or redemption of any of the Notes, in whole or in part, the Company will pay to the Noteholder the amount of the Note to be prepaid or redeemed, as set forth in the notice delivered pursuant to Section 3.3 hereof, together with unpaid interest in respect thereof accrued to and including the repayment or redemption date (the “Redemption Price”). On the prepayment or redemption date, if requested by the Company, the Noteholder will deliver this Note to the Company for notation thereon of the amount of principal so prepaid or redeemed, and in consideration therefor, the Company shall promptly deliver (x) the Redemption Price to such Noteholder, which will be payable by wire transfer of immediately available funds to an account designated with reasonable advance notice by such Noteholder or by check if requested by the Noteholder and (y) in the case of a partial redemption, a replacement Note reflecting the remaining outstanding principal amount after giving effect to the prepayment or redemption.

3.5. Application of Payments. All payments made by the Company hereunder must be applied: (i) first, to the payment in full of accrued and unpaid interest and (ii) second, to the reduction of unpaid principal.

3.6. Cancellation; Offset. For so long as this Note is outstanding, notwithstanding anything to the contrary in this Note, the Company may cancel all or a portion of this Note to satisfy amounts due to the Company or any Buyer Indemnified Person under Sections 2.5 or Section 8 of the Asset Purchase Agreement. The Company, in its sole discretion, may elect by written notice to the Noteholder to cause any such cancellation to be applied on a dollar-for-dollar basis to (i) the payment of accrued and unpaid interest, (ii) the payment of interest which will accrue in the future and (iii) to the reduction of outstanding principal, or any combination of the foregoing (provided that the Company makes the same election as to all Notes and that any such offset shall be made against all Notes pro rata based on their respective outstanding principal amounts at the time of such offset). To the extent the Company cancels all or a portion of this Note, (x) the Noteholder shall be obligated to repay to the Company the amount of any and all interest that has accrued (at the rate of interest set forth in Section 2) and been paid on an amount of principal equal in the aggregate to the amount of such cancellation from the original date of issuance of this Note to the date of such cancellation and, in order to satisfy such repayment obligation of the Noteholder, the Company may, in its sole discretion, elect by written notice to the Noteholder either to increase the amount of such cancellation by the amount of such interest or require the Noteholder to pay back to the Company all such interest in cash (whether or not the Noteholder was the holder of the Note at the time such interest was paid) in which event the Noteholder shall repay such cash amount to the Company within five (5) Business Days of such notice and (y) the Company shall be relieved of the obligation to pay any and all interest that has accrued but not yet been paid on an amount of principal of the Note equal in the aggregate to such amount from the date of issuance of the Note until the date of satisfaction of such amount. If this Note is transferred in accordance with the terms hereof, it will continue to be subject to the provisions of this Section 3.6 (whether or not the transferee is a Seller under the Asset Purchase Agreement). In no event shall the sum of (a) the aggregate amount of principal and interest with respect to this Note cancelled by the Company by operation of this Section 3.6 and (b) the aggregate amount of principal and interest with respect to all other Notes cancelled by the Company by operation of Section 3.6 thereof exceed $2,500,000.00.

3.7. Payments Subject to Subordination. Notwithstanding the foregoing provisions of this Section 3, no cash payment of interest or principal or any other amounts payable under this Section 3 shall be made at any time when the payment thereof is prohibited by the provisions of Section 7 (including Schedule B) hereof.

4.	DEFAULTS

4.1. An “Event of Default” will exist if any of the following conditions or events occurs and is continuing:

4.1.1. The Company (i) defaults in the payment, when due, of any principal amount, when due, or (ii) defaults in the payment of any portion of the interest obligations under Section 2 when due and such default is not remedied within 10 days after the same becomes due and payable; or

4.1.2. The Company (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or Reorganization, (ii) makes an assignment for the benefit of its creditors, (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (iv) is adjudicated as insolvent or to be liquidated or (v) takes corporate action for the purpose of approving a Reorganization with respect to the Company or any of the foregoing; or

4.1.3. A governmental authority enters an order appointing, without consent by the Company, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for Reorganization, or any such petition is filed against the Company and such petition is not dismissed within 60 days; or

4.1.4. The Company increases the aggregate principal amount outstanding under the Credit Agreements to in excess of $305 million; or

4.1.5. Any Credit Agreement at any time contains a provision that prohibits or limits cash payments under Section 2 or 3.1 hereof of interest or principal on this Note when such payments become due (it being acknowledged and agreed that the Credit Agreements may contain provisions which require subordination of such payments to the extent set forth in Section 3.7, Section 7 and Schedule B of this Note, and, in each case, the existence of such provisions and their application to such payments shall not constitute an Event of Default under this Section 4.1.5); or

4.1.6. The Company or any of its subsidiary parties thereto (a) shall default in the timely payment of rent when due on more than seven occasions in aggregate for all Leases over any period of twelve consecutive months, (b) shall fail to make any payment of overdue rent under any of the Leases within ten calendar days after receiving notice thereof from the lessor as provided in the applicable Lease or (c) shall default in the payment of purchase price payable under any of the Leases.

4.2. Acceleration. Upon the occurrence and during the continuance of any Event of Default specified in Section 4.1.2 or Section 4.1.3, this Note will automatically become immediately due and payable. Upon the occurrence and during the continuance of any Event of Default of the type specified in Section 4.1.1, 4.1.4, 4.1.5 or 4.1.6, subject to Section 7 of this Note (including Schedule B), the Sellers’ Representative may declare this Note immediately due and payable by providing written notice thereof to the Company. Interest on the outstanding principal amount will continue to accrue at the Default Rate during any period in which an Event of Default exists pursuant to Section 2 hereof.

5.	TRANSFER AND REPLACEMENTS OF NOTES

5.1. Transfer of Notes. No Noteholder may transfer all or any portion of the Notes held by such Noteholder, except as set forth in this Section 5.

5.2. Permitted Transfers.

5.2.1. Any Noteholder to whom any Notes are issued in connection with the closing under the Asset Purchase Agreement may transfer any of the Notes held by such Noteholder, as a gift, to an Individual Owner or a Member of the Immediate Family of an Individual Owner for no consideration.

5.2.2. This Note may not be transferred in denominations of less than $50,000; provided that if necessary to enable the registration of a permitted transfer by a Noteholder of its entire holding of Notes, one Note may be in a denomination of less than $50,000.

5.2.3. The Company agrees to promptly register the transfer of this Note made in accordance with this Section 5 in the Noteholder Register upon written request of the Noteholder. No transfer or attempted transfer is effective until entered on the books and records maintained by the Company. Any transfer in contravention of any of the provisions of this Note is void and of no effect and will not bind nor be recognized by the Company.

5.2.4. In no event may all or any part of this Note be transferred to a minor or an incompetent except in trust or pursuant to the Uniform Gifts to Minors Act or by will or the laws of descent and distribution (in which event all reasonable efforts will be made by the executor of the estate of such Noteholder to have such Note placed in a trust for the benefit of the transferee).

5.2.5. Upon surrender of any Note at the principal executive office of the Company for registration of a permissible transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Noteholder and accompanied by the address for notices of each transferee of such Note or part thereof, the Company shall execute and deliver, at the expense of the Company (except as provided below), one or more new Notes (as requested by the Noteholder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note will be dated and bear interest from the date to which interest has been paid on the surrendered Note or dated the date of the surrendered Note if no interest has have been paid thereon. The Company may require payment (or reasonably satisfactory evidence of payment) of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.

5.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note, and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or, in the case of mutilation, upon surrender and cancellation thereof, the Company shall, at its own expense, execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest has been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest has been paid thereon.

6.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants as of the date of this Note that:

6.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite power and authority to transact the business it transacts and proposes to transact, and to execute and deliver this Note.

6.2. Authorization, etc. This Note has been duly authorized by all necessary corporate action on the part of the Company, and this Note constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

6.3. Non-Contravention. The execution, delivery and performance by the Company of this Note will not (i) contravene, result in any breach of, or constitute a default under its certificate of incorporation or bylaws or (ii) violate any provision of any material statute or other rule or regulation of any governmental authority applicable to the Company or any material debt agreement or other material agreement of the Company, including without limitation any of the Credit Agreements as in effect at the date of this Note, complete and accurate copies of which have been provided to the Seller’s Representative.

6.4. Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery or performance by the Company of this Note.

7.	SUBORDINATION

Notwithstanding any provision of this Note to the contrary, this Note and the rights and obligations evidenced hereby are subordinate and junior to the prior payment in full of all other Senior Indebtedness of the Company, and are subject to the subordination provisions set forth in Schedule B hereto. Each of the Company and the Noteholder, by its acceptance hereof, covenants that each of them will comply with the provisions of Schedule B hereto.

8.	AMENDMENT AND WAIVER

8.1. Requirements. This Note may be amended, and the observance of this Note may be waived (either retroactively or prospectively) only as follows:

(a) in the case of a waiver or consent affecting only this Note, by a written waiver or consent signed by the party against whom the waiver is to be enforced;

(b) in the case of a waiver or consent affecting all Notes, by a written waiver or consent signed, in the case of a waiver or consent to be enforced against the Company, by the Company, and in the case of a waiver or consent to be enforced against the Noteholders, by the Sellers’ Representative;

(c) in the case of an amendment affecting only this Note, by a written instrument signed by the Company and the Noteholder; and

(d) in the case of an amendment affecting all Notes, by a written amendment signed by the Company and the Sellers’ Representative.

8.2. Delivery of Amendments. The Company will deliver true and correct copies of each executed amendment, waiver or consent effected pursuant to the provisions of this Section 8 that has been consented to by the Sellers’ Representative and not been signed by the Noteholder to the Noteholder promptly (but in no event later than 15 Business Days) following the date on which it is executed and delivered.

8.3. Binding Effect, etc. This Note shall have no effect until it has been countersigned by the Noteholder and a countersigned copy of the Note has been delivered to the Company. Any amendment, waiver or consent consented to as provided in this Section 8 that is specified to apply equally to all Noteholders will apply equally to all Noteholders and be binding upon each of them and upon each future Noteholder and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the Noteholders nor any delay in exercising any rights hereunder or under any Note will operate as a waiver of any rights of any Noteholder.

9.	MISCELLANEOUS

9.1. Notices. All notices, requests, demands, claims and other communications required or permitted to be delivered, given or otherwise provided hereunder must be in writing and must be delivered, given or otherwise provided:

(a) by hand (in which case, it will be effective upon delivery); or

(b) by overnight delivery by a nationally recognized courier service (in which case, it will be effective on the Business Day after being deposited with such courier service);

in each case, to the address listed below:

If to the Noteholder:

c/o Shaun Gabbay

PO Box 222144

Great Neck, NY 11022

Telephone: (516) 317-7776

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Telephone number: (212) 735-2524

Attention: Randall H. Doud

and

Steve Cohn, PC

One Old Country Road

Carle Place, NY 11514

Telephone: (516) 294-6410

If to the Company, to it at:

Cellu Tissue Holdings, Inc.

1855 Lockeway Drive

Suite 501

Alpharetta, GA 30004

Telephone number: (678) 393-2651

Attention: Russell Taylor

with a copy to:

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

Telephone number: (212) 841-0697

Attention: Christopher C. Henry

and

Weston Presidio

Pier 1, Bay 2

San Francisco, CA 94111

Telephone number: (415) 398-0770

Attention: R. Sean Honey, Therese Mrozek and Jim Morrone

Each of the Noteholder and the Company may specify a different address for itself by giving notice in accordance with this Section 9.1 to each of the other parties hereto.

Written notices to the holders of Senior Indebtedness shall be made as specified in Schedule C attached hereto.

9.2. Jurisdiction; Venue; Service of Process.

9.2.1. Jurisdiction. The Noteholder and the Company (a) hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York or the United States District Court located in the Southern District of the State of New York for the purpose of any Action between the parties arising in whole or in part under or in connection with this Note, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such Action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Note or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such Action other than before one of the above-named courts. Notwithstanding the previous sentence a party may commence any Action in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

9.2.2. Venue. The Noteholder and the Company agree that for any Action between the parties arising in whole or in part under or in connection with this Note, such party bring Actions only in the Borough of Manhattan. Each party further waives any claim and will not assert that venue should properly lie in any other location within the selected jurisdiction.

9.3. Service of Process. Each of the Noteholder and the Company hereby (a) consents to service of process in any Action between the parties arising in whole or in part under or in connection with this Note in any manner permitted by New York law, (b) agrees that service of process made in accordance with clause (a) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 9.1 (with copy to its counsel specified in Section 9.1 at the address for such counsel specified in such section), will constitute good and valid service of process in any such Action and (c) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such Action any claim that service of process made in accordance with clause (a) or (b) does not constitute good and valid service of process.

9.4. Governing Law. This Note, the rights of the parties and all Actions arising in whole or in part under or in connection herewith, will be governed by and construed in accordance with the domestic substantive laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

9.5. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE COMPANY AND

THE NOTEHOLDER HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS NOTE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE COMPANY AND THE NOTEHOLDER AGREE THAT EACH OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS NOTE OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

9.6. Successors and Assigns. All covenants and other agreements contained in this Note by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and permitted assigns (including, without limitation, any subsequent Noteholder) whether so expressed or not; provided, that the Noteholder may not assign its rights and obligations hereunder except pursuant to a transfer permitted by Section 5 hereof.

9.7. Payments Due on Non-Business Days. Anything in this Note to the contrary notwithstanding, any payment of principal of, or interest on, any Note that is due on a date other than a Business Day may be made on the next succeeding Business Day, including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

9.8. Severability. Any term or provision of this Note that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, each party hereto intends that such provision will be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law.

9.9. No Third Party Beneficiaries. Except as set forth in Schedule B hereto, nothing in this Note may be deemed or construed to give any Person, other than the Company and the Noteholder and his, her or its respective permitted successors and assigns, any legal or equitable rights hereunder.

9.10. Noteholder Register. For purposes of determining the Noteholders at any time, the Company and any holder of Senior Indebtedness is entitled to rely on the records of the Company and, for such purpose, the Company hereby agrees to maintain a register of Noteholders (the “Noteholder Register”) at its principal office in which the Company shall provide for registration and transfer of Notes. Absent demonstrable error, the Noteholder Register will be conclusive evidence of the ownership of the Noteholders at any point in time.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by a duly authorized officer as of the date first written above.

CELLU TISSUE HOLDINGS, INC.

By
Name:
Title:

Accepted and Agreed:

Atlantic Paper & Foil Corp. of N.Y.

By:
Name:
Title:

SCHEDULE A

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below:

“Action” means any claim, action, cause of action or suit (whether in contract or tort or otherwise), litigation (whether at law or in equity, whether civil or criminal), controversy, assessment, arbitration, investigation, hearing, charge, complaint, demand, notice or proceeding to, from, by or before any Governmental Authority.

“Affiliate” means, with respect to any specified Person at any time means, (a) each Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person at such time, (b) each Person who is at such time an officer or director of, or direct or indirect beneficial holder of at least 20% of any class of the Equity Interests of, such specified Person, (c) each Person that is managed by a common group of executive officers and/or directors as such specified Person, (d) the Members of the Immediate Family (i) of each officer, director or holder described in clause (b) and (ii) if such specified Person is an individual, of such specified Person and (e) each Person of which such specified Person or an Affiliate (as defined in clauses (a) through (d)) thereof will, directly or indirectly, beneficially own at least 20% of any class of Equity Interests at such time.

“Associated Bank Agreement” means the Amended and Restated Reimbursement Agreement dated as of March 21, 2007 between Cellu Tissue-CityForest LLC (formerly known as CityForest Corporation) and Associated Bank, National Association, as the same may be amended, supplemented or otherwise modified from time to time

“Business Day” means any weekday other than a weekday on which banks in New York, New York are authorized or required to be closed.

“Buyer Indemnified Person” shall have the meaning ascribed to such term in the Asset Purchase Agreement.

“Contractual Obligation” means, with respect to any Person, any contract, agreement, deed, mortgage, lease, license, commitment, promise, undertaking, arrangement or understanding, whether written or oral and whether express or implied, or other document or instrument (including any document or instrument evidencing or otherwise relating to any Indebtedness,) to which or by which such Person is a party or otherwise subject or bound or to which or by which any property, business, operation or right of such Person is subject or bound.

“Credit Agent” means (i) the “Agent” (if any) as defined in the Senior Credit Agreement and (ii) in the absence of any such Agent, a “Lender” or the “Lenders” as defined in the Senior Credit Agreement.

“Credit Agreement(s)” means the Senior Credit Agreement, the Indenture, Associated Bank Agreement, any notes or other instruments issued pursuant to any of the foregoing, any agreement providing for the replacement or refinancing thereof (whether or not with the same agent or lenders), in each case as the same may be amended, modified, extended or renewed, and any document evidending Senior Indebtedness or entered into or issued in connection with or issued in connection with the issuance of Senior Indebtedness.

“Equity Interests” means (a) any capital stock, share, partnership or membership interest, unit of participation or other similar interest (however designated) in any Person and (b) any option, warrant, purchase right, conversion right, exchange rights or other Contractual Obligation which would entitle any Person to acquire any such interest in such Person or otherwise entitle any Person to share in the equity, profit, earnings, losses or gains of such Person (including stock appreciation, phantom stock, profit participation or other similar rights).

“Excluded Default” means a default or event of default existing only with respect to Senior Indebtedness that (a) has an outstanding principal balance of less than $1,000,000 and is not owing under the Senior Credit Agreement, the Indenture or the Associated Bank Agreement or any replacement or refinancing of any thereof or (b) is owing to an Affiliate of the Company.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America and consistently applied across the periods involved.

“Governmental Authority” means any United States federal, state or local or any foreign government, or political subdivision thereof, or any multinational organization or authority or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof), or any arbitrator or arbitral body.

“Indebtedness” means, with respect to any Person, without duplication, all obligations (including in respect of principal, accrued interest, penalties, fees and premiums) of such Person (i) for borrowed money (including overdraft facilities to the extent drawn on), (ii) evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business in respect of which such Person’s Liability remains contingent), (iii) for the deferred purchase price of property, goods or services (other than trade payables or accruals and deferred compensation items incurred in the ordinary course of business), (iv) under leases that have been, or should have been, in accordance with GAAP, recorded as capital leases, to the extent required to be so recorded, (v) in respect of letters of credit and bankers’ acceptances, (vi) relating to interest rate protection, swap agreements and collar agreements and (vii) in the nature of guarantees of the obligations described in clauses (i) through (vi) above of any other Person.

“Indenture” means the Indenture dated as of March 12, 2004, among Cellu Tissue Holdings, Inc., the Subsidiary Guarantors party thereto and The Bank of New York, as Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

“Individual Owner” shall have the meaning ascribed to such term in the Asset Purchase Agreement.

“Leases” mean collectively (i) the lease between Atlantic Paper & Foil, Corp. of N.Y. and Cellu Tissue – Hauppauge, LLC with respect to the real property located at 325 Kennedy Drive, Hauppauge, New York 11788, (ii) the lease between Atlantic Long Island Properties, Inc. and

Cellu Tissue – Hauppauge, LLC with respect to the real property located at 50 Gilpin Avenue, Hauppauge, New York 11788, and (iii) the lease between Atlantic Lakeside Properties, LLC and Cellu Tissue – Thomaston, LLC with respect to the property located at 1201 Barnesville Street, Thomaston, Georgia 30286.

“Lenders” means the Credit Agent (if applicable) and each lender or noteholder under each Credit Agreement.

“Liability” means, with respect to any Person, any liability or obligation of such Person whether known or unknown, whether asserted or unasserted, whether determined, determinable or otherwise, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, whether incurred or consequential, whether due or to become due and whether or not required under GAAP to be accrued on the financial statements of such Person.

“Members of the Immediate Family” means, with respect to any individual, (a) such Person’s spouse, (b) each parent, brother, sister or child of such Person or such Person’s spouse, (c) the spouse of any Person described in clause (b) above, (d) each child of any Person described in clauses (a), (b) or (c) above, (e) each trust created solely for the benefit of one or more of the Persons described in clauses (a) through (d) above and (f) each custodian or guardian of any property of one or more of the Persons described in clauses (a) through (e) above in his capacity as such custodian or guardian.

“Non-payment Default” means any event or condition, other than a Payment Default, that causes, or permits the holder of any Senior Indebtedness to cause, any Senior Indebtedness to become due and payable prior to its stated maturity; provided, that “Non-payment Default” shall not include an Excluded Default.

“Payment Default” means any default in the payment when due (whether at maturity or upon acceleration, mandatory prepayment or otherwise) of any Senior Indebtedness, including any payment of principal, interest, premium, letter of credit reimbursement obligations, fees, costs, expenses or other amounts; provided, that “Payment Default” shall not include an Excluded Default.

“Permitted Junior Securities” means securities of the Company or any subsidiary or any other Person that are subordinated in right of payment to all Senior Indebtedness to substantially the same or greater extent as the Notes are so subordinated as provided in Schedule B hereto.

“Person” means any individual or corporation, association, partnership, limited liability company, joint venture, joint stock or other company, business trust, trust, organization, Governmental Authority or other entity of any kind.

“Refinancing Repayment Event” means any refinancing of the Indebtedness outstanding under the Indenture which, after giving effect thereto, results in the aggregate principal amount of Senior Indebtedness outstanding immediately following such refinancing exceeding $305 million.

“Reorganization” means (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or its assets or (ii) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy.

“Reorganization Securities” means shares of stock of the Company or any Affiliate, or their successors, as reorganized, or other securities of the Company or any Affiliate or any other Person provided for by a plan of reorganization, the payment of which is subordinated in right of payment to the payment in full of all Senior Indebtedness, where such plan of reorganization is either authorized by a court decree or order that states that effect has been given to the subordination of the Notes to the Senior Indebtedness or approved by holders of Senior Indebtedness as a class.

“Sellers’ Representative” shall mean the person appointed as such under the Asset Purchase Agreement.

“Senior Credit Agreement” means the Credit Agreement, dated as of June 12, 2006, by and among Cellu Paper Holdings, Inc., Cellu Tissue Holdings, Inc., Interlake Acquisition Corporation Limited, the Loan Guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as US Administrative Agent, and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, as previously amended and as may be further amended, supplemented or otherwise modified from time to time.

“Senior Indebtedness” means (i) all Indebtedness under the Senior Credit Agreement, the Indenture, any notes or other instruments issued pursuant to either of the foregoing, any agreement providing for the replacement or refinancing thereof (whether or not with the same agent or lenders), in each case as the same may be amended, modified, extended or renewed, (ii) all Indebtedness under or in respect of the Associated Bank Agreement, and (iii) any other Indebtedness that is permitted to be incurred under the Senior Credit Agreement or the Indenture and is specifically designated in the instrument evidencing such Indebtedness as “Senior Indebtedness” for the purpose of this Note.

SCHEDULE B

SUBORDINATION PROVISIONS

1.1 Notes Subordinated to Senior Indebtedness. The Company covenants and agrees and the Noteholder by his, her or its acceptance of this Note covenants and agrees for the benefit of the holders of the Senior Indebtedness that the Notes are subordinated in right of payment as provided in this Schedule B to the prior payment in full of all Senior Indebtedness. Until all amounts outstanding under all Credit Agreements have been paid in full and all obligations thereunder have been discharged, the Noteholder is not entitled to any payment from the Company on account of this Note, other than payments of principal and interest pursuant to Sections 2 and 3.1 of this Note, subject in all cases to the payment blockage provisions set forth below in this Schedule B.

1.2 Payment Over of Proceeds Upon Bankruptcy.

(a) In the event of (i) any Reorganization or (ii) any general assignment for the benefit of creditors or any other marshaling of assets or liabilities of the Company (the events described in the foregoing clauses (i), and (ii) are referred to collectively as “Proceedings”), then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all Senior Indebtedness, before any Noteholder is entitled to receive any payment or distribution of any kind or character (excluding Reorganization Securities and Permitted Junior Securities) on account of the Notes and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment of such Senior Indebtedness, any payment or distribution of assets of the Company of any kind or character (excluding Reorganization Securities and Permitted Junior Securities) that may be payable or deliverable in respect of the Notes in connection with any such Proceeding.

(b) If, notwithstanding Section 1.2(a) of this Schedule B, any Noteholder shall have received, after the commencement of any Proceeding, any payment or distribution of assets of the Company of any kind or character in respect of the Notes before all Senior Indebtedness is paid in full or payment thereof provided for, then such payment or distribution (excluding Reorganization Securities and Permitted Junior Securities) shall be paid over or delivered forthwith upon demand therefor to the holders of Senior Indebtedness for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

(c) Each of the Noteholders irrevocably authorizes and directs the Lenders and the Credit Agent and its successors and assigns and any trustee in bankruptcy, receiver or assignee for the benefit of creditors of the Company, whether in voluntary or involuntary liquidation, dissolution or reorganization, on its behalf to take such action as may be necessary or appropriate to effectuate the subordination provisions and other rights granted to the Credit Agent and the Lenders in Schedule B (including without limitation to file a proof of claim and to vote upon matters with respect to which any Noteholder may be able to vote in connection with any Proceedings relating to the Company) and irrevocably appoints the Lenders and the Credit Agent and their successors and assigns, acting severally, or any such trustee, receiver or assignee, each such Noteholder’s attorney- or attorneys-in-fact for such purposes with full powers of substitution and resubstitution.

1.3 Suspension of Payments When Senior Indebtedness in Default.

(a) After the occurrence and during the continuation of any Payment Default, the Company shall not make any payment or distribute any assets of the Company or its Subsidiaries of any kind or character (other than (x) Reorganization Securities, (y) Permitted Junior Securities and (z) payment of interest by capitalizing it and adding it to the principal amount of the Notes) on account of the Notes unless and until the earliest to occur of (i) such Payment Default is cured or waived to the satisfaction of the holders of the Senior Indebtedness as required under the terms of the Senior Indebtedness under which such Payment Default occurred, (ii) all Senior Indebtedness with respect to which such Payment Default occurred is discharged in full or (iii) the benefit of this provision has been waived by the holders of the Senior Indebtedness as required under the terms of the Senior Indebtedness under which such Payment Default occurred, after which event under clause (i), (ii) or (iii) the Company shall resume making any and all required payments in respect of the Notes, including any payment in arrears at the Default Rate (provided that, for the avoidance of doubt, the Default Rate shall not apply during any period when there is no continuing Event of Default).

(b) After the occurrence and during the continuation of any Non-payment Default and the receipt by the Company and the Noteholders of a written notice from the holders of Senior Indebtedness which notice makes reference to the Notes, the subordination provisions of this Schedule B and states that a Non-payment Default has occurred, the Company shall not make any payment or distribute any assets of the Company or its Subsidiaries of any kind or character (other than (x) Reorganization Securities, (y) Permitted Junior Securities and (z) payment of interest by capitalizing it and adding it to the principal amount of the Notes) on account of the Notes unless and until the earliest to occur of (i) such Non-payment Default is cured or waived to the satisfaction of the required holders of the Senior Indebtedness under which such Non-payment Default occurred, (ii) all Senior Indebtedness is discharged in full, (iii) the required holders of Senior Indebtedness under which such Non-payment Default occurred waive the benefit of this provision, after which event under clause (i), (ii) or (iii) the Company shall resume making any and all required payments in respect of the Notes, including any payments in arrears at the Default Rate (provided that, for the avoidance of doubt, the Default Rate shall not apply during any period when there is no continuing Event of Default), or (iv) 180 days from the date of receipt by the Noteholders of such notice of the occurrence of a Non-payment Default.

(c) If, notwithstanding the foregoing, the Company makes any payment to any holder of a Note prohibited by the foregoing provisions of this Section 1.3 of this Schedule B, then such payment shall be paid over and delivered forthwith by such holder to the holders of Senior Indebtedness entitled thereto.

(d) Notwithstanding any provision of this Section 1.3 to the contrary, the holders of Senior Indebtedness shall not be permitted to declare a payment blockage with respect to a Non-payment Default under Section 1.3(b) more than one time in any 360 day period.

1.4 Standstill. If any Event of Default occurs and continues, the Noteholders shall not, without the prior written consent of the holders of all Senior Indebtedness, accelerate the maturity of, or institute proceedings to enforce or collect, any Note or commence or join with any other creditor of the Company in commencing any Proceeding against the Company until the Senior Indebtedness has been discharged in full or 180 days from the date of receipt by the holders of Senior Indebtedness of written notice by the Noteholders that an Event of Default has occurred, whichever first occurs. If any Noteholder, contrary to this Schedule B, commences or participates in any action or Proceeding against the Company, the holders of the Senior Indebtedness may intervene and interpose as a defense or dilatory plea the making of this Note. Should the Noteholders, contrary to this Schedule B, in any way attempt to enforce the payment of this Note or any part thereof, the holders of the Senior Indebtedness may restrain the Noteholder from so doing, it being understood and agreed that (i) the damages suffered by the holders of the Senior Indebtedness from the Noteholder’s actions may at that time be difficult to ascertain and may be irreparable, and (ii) the Noteholder waives any defense that the holders of the Senior Indebtedness cannot demonstrate damage and/or can be made whole by the awarding of damages.

1.5 Provisions Solely to Define Relative Rights. The provisions of this Schedule B are and are intended solely for the purpose of defining the relative rights of the Noteholders, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Schedule B or in the Notes is intended to or shall: (a) impair, as among the Company and the Noteholders, the obligation of the Company to pay to the Noteholders all amounts payable under the Notes as and when the same shall become due and payable, all in accordance with the terms hereof and of the Notes and subject to the terms and conditions of this Schedule B; (b) prevent the Noteholders from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the terms and conditions of this Schedule B; or (c) limit the rights of Noteholders to pursue any rights or remedies hereunder or under applicable law, subject to the terms and conditions of this Schedule B.

1.6 Payments Held in Trust. Should any distribution or the proceeds thereof, in respect of the Notes, be collected or received by the Noteholders at a time when the Noteholders are not permitted to receive any such distribution or proceeds thereof, including, if the same is collected or received when there is or would be after giving effect to such payment, a Payment Default or Non-payment Default, then the Noteholders shall forthwith deliver, or cause to be delivered, the same to the holders of Senior Indebtedness in precisely the form received by the Noteholders (except for any necessary endorsement) and until so delivered the same shall be held in trust by the Noteholders for the benefit of the Lenders and the Credit Agent and shall not be commingled with other property of the Noteholders.

1.7 No Waiver of Subordination Provisions; Indemnification by Noteholders. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any act or failure to act by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Note, regardless of any knowledge thereof that any such holder may have or be otherwise charged with. The Noteholder agrees to indemnify the holders of the Senior Indebtedness and to hold the holders of the Senior Indebtedness harmless from and against any and all costs and expenses

(including, without limitation, reasonable attorney’s fees and expenses) as they arise, relating to (i) any actions of the Noteholder taken contrary to this Schedule B and (ii) the enforcement of this Schedule B by the holders of the Senior Indebtedness against the Noteholder.

1.8 Notices. The Noteholders hereby agree, and by accepting delivery of any Note their assigns hereby agree, to provide to the Company notice in accordance with Section 9.1 of the Note of any change of address of such holder and the address of any assignee of any Note and the Company agrees to update the Noteholder Register promptly upon receipt of such Notice. In so relying on the Noteholder Register, and otherwise delivering notice to the Noteholders as required by any section of this Schedule B, any holder of Senior Indebtedness shall not be prejudiced and no holder of a Note shall benefit as the result of a failure of any Noteholder to receive the notice so given due to the holder of Senior Indebtedness having relied upon any incorrect notice information provided to such holder by the Company or any failure by the Company to maintain an accurate Noteholder Register and provide it to any holder of Senior Indebtedness.

1.9 Benefits of Subordination. Each holder of Senior Indebtedness is entitled to rely on this Schedule B and is a beneficiary hereof, and the holders of Senior Indebtedness are entitled to directly enforce the provisions of this Schedule B against the Noteholders and the Company (including having the right to bring an action for specific performance or other equitable relief, and without requiring that all holders of Senior Indebtedness or the Notes be named as parties in such action).

SCHEDULE C

NOTICE ADDRESSES FOR HOLDINGS OF SENIOR INDEBTEDNESS

(as of July     , 2008)

JP Morgan Chase Bank, N.A.

120 S. LaSalle St., 8th Floor

Chicago, Illinois 60603

Attention: Michael Culbertson

Telecopy: (312) 661-9604

with a copy to:

JP Morgan Chase Bank, N.A.

One Chase Square, Tower 25

Rochester, New York 14643

Attention: John Hariaczyi

Telecopy: (585) 258-7440

JP Morgan Chase Bank, N.A.,

  Toronto Branch

200 Bay Street, Suite 1800

Toronto, Ontario M5J 2J2

Attention: Funding Office

Telecopy: (416) 981-9174

The Bank of New York

101 Barclay Street, Floor 8W

New York, New York 10286

Attention: Corporate Trust Administration

Telecopy: (212) 815-5707

Associated Bank, National Association

200 North Adams Street

Green Bay, Wisconsin 54301

Attention: Mr. Stephen E. Pasowicz

Telecopy: (920) 433-3290

C - 1

EXHIBIT 2.5.1

ATLANTIC PAPER & FOIL CORP & AFFILIATES
COMBINING BALANCE SHEET AND WORKING CAPITAL
DECEMBER 31, 2007

	APF	CLC	APF GA	LAKESIDE	APF LLC	BLUE SKIES	260G
CASH & CASH EQUIVALENTS	$988,598		$143,741	$—	$754,805	$303,473	$20,228
INVESTMENT IN AFFILIATE	2,229,764				—
INVESTMENTS AVAILABLE FOR SALE							5,882,253

GROSS ACCOUNTS RECEIVABLE	7,636,739		7,407,753		8,411,897
ALLOWANCE FOR DOUBTFUL ACCOUNTS	—		—		(28,215)

ACCOUNTS RECEIVABLE, NET	7,638,739		7,407,753		8,383,682

INVENTORY, MATERIAL	3,640,999		3,918,330		—
INVENTORY, OVERHEAD/PPV	65,990		122,010
INVENTORY RESERVE	(219,286)		(108,343)

INVENTORY, NET	3,487,703		3,931,997

EQUIPMENT SPARE PARTS INVENTORY	100,000		150,000

LOANS AND EXCHANGES	4,063		7,025		168,460	—	—
PREPAID INSURANCE	15,312		16,448		19,998	34,374	—
PREPAID RENT	22,164		—		—	—	—
OTHER RECEIVABLES, GA TAX CREDITS, ST	—		85,000		—	—	—

PREPAID EXP & OTHER	41,539		108,473		188,458	34,374	—

TOTAL CURRENT ASSETS	14,486,343	—	11,741,964	—	9,326,945	337,847	5,902,481

OTHER RECEIVABLES, GA TAX CREDITS, LT			559,000
MACHINERY & EQUIPMENT, NET	6,848,314		2,227,056	8,044,438	221,741	23,151,771
LAND & BUILDING-CAPITALIZED LEASE	3,847,320
INVESTMENTS-LT							185,376
DEPOSITS	72,024		25,450		100,000
OTHER ASSETS	83,488			31,994		35,592

TOTAL ASSETS	25,337,489	—	14,553,470	8,076,432	9,648,686	23,525,210	6,087,857

CURRENT:
CURRENT MATURITIES OF BANK N/P & CAP LEASE	$272,405		$171,741	$693,049	$68,637
ACCOUNTS PAYABLE	2,175,566	50,031	2,627,061	3,415,124	15,176,348

ACCRUED PAYROLL	141,650	—	89,100	—	45,500	—
ACCRUED COMMISSIONS	—	—	—	—	366,000	—
ACCRUED AIRPLANE	—	—	—	—	322,000	—
UNRECORDED INVOICES	—	—	157,000	—	—	—
ACCRUED AUDIT/REVIEWS	100,000	—	—	—	—	—
ACCRUED REBATES	—	—	—	—	66,000	—
ACCRUED OTHER	69,273	152,924	8,087	6,566	47,165	205,158
401(K), FLEX SPENDING, DEPENDENT CARE	—	—	(499)	—	562	—

OTHER ACCRUED EXPENSES & TAXES PAYABLE	310,923	152,924	253,688	6,566	847,227	205,158

CURRENT MATURITY OF CAPIT GILPIN LEASE	118,301
CURRENT MATURITIES OF LT DEBT	100,716				—
DUE FROM (TO) AFFILIATES	(4,653,648)		906,160	1,452,734	(3,138,517)	1,068,271	5,305,626
SHAREHOLDERS’ LOAN PAYABLE							250,000

TOTAL CURRENT LIABILITIES	(1,676,737)	202,955	3,958,650	5,567,473	12,953,695	1,273,429	5,555,626

BANK NOTE PAYABLE & CAPITALIZED LEASE-LT	364,732			715,369	156,736
LONG TERM CAPITALIZED GILPIN LEASE	3,900,915
LONG TERM DEBT	9,114,109			1,700,000		22,622,129
SHAREHOLDERS’ LOAN PAYABLE	1,875,000

TOTAL LIABILITIES	13,579,019	202,955	3,958,650	7,982,842	13,110,431	23,895,558	5,555,626
TOTAL SHAREHOLDERS’ EQUITY	11,758,470	(202,956)	10,594,820	93,590	(3,461,744)	(370,348)	532,231

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	25,337,489	—	14,553,470	8,076,432	9,648,687	23,525,210	6,087,857

	ELIMINATIONS OF INTERCOMPANY ITEMS	GAAP COMBINED	EXCLUDED ITEMS	ADJUSTED BS	NONWC ACCOUNTS	ADJUSTED WC
CASH & CASH EQUIVALENTS		$2,210,845	$(2,210,845)	$—		$—
INVESTMENT IN AFFILIATE	($2,229,764)	—					(L	)
INVESTMENTS AVAILABLE FOR SALE		5,882,253	(5,882,253)	—		—	(H	)

GROSS ACCOUNTS RECEIVABLE	(15,027,242)	8,431,147		8,431,147		8,431,147	(M	)
ALLOWANCE FOR DOUBTFUL ACCOUNTS	—	(28,215)	(69,424)	(97,639)	(8,333,506)	(97,639)	(C	)

ACCOUNTS RECEIVABLE, NET	(15,027,242)	8,402,932		(8,333,506)		8,333,508

INVENTORY, MATERIAL		7,559,329		7,559,329		7,559,329
INVENTORY, OVERHEAD/PPV		188,000		188,000		188,000
INVENTORY RESERVE		(327,629)		(327,629)		(327,629)

INVENTORY, NET		7,419,700		7,419,700		7,419,700

EQUIPMENT SPARE PARTS INVENTORY		250,000		250,000		250,000

LOANS AND EXCHANGES		179,548	(179,548)	—		—	(A	)
PREPAID INSURANCE		86,132	(51,572)	34,560		34,560	(B	)
PREPAID RENT		22,164		22,164		22,164
OTHER RECEIVABLES, GA TAX CREDITS, ST		85,000		85,000		85,000

PREPAID EXP & OTHER		372,844	(231,120)	141,724		141,724

TOTAL CURRENT ASSETS	(17,257,006)	24,538,574	(8,393,642)	16,144,932	—	16,144,932

OTHER RECEIVABLES, GA TAX CREDITS, LT		559,000		559,000	(559,000)	—
MACHINERY & EQUIPMENT, NET		40,493,320	(31,067,680)	9,425,640	(9,425,640)	—	(G	)
LAND & BUILDING-CAPITALIZED LEASE		3,847,320	(3,847,320)	—		—	(G	)
INVESTMENTS-LT		185,376	(185,376)	—		—	(H	)
DEPOSITS		197,474	(100,000)	97,474	(97,474)	—
OTHER ASSETS		151,074	(151,074)	—		—	(I	)

TOTAL ASSETS	(17,257,006)	69,972,138	(43,745,092)	26,227,046	(10,082,114)	16,144,932

CURRENT:
CURRENT MATURITIES OF BANK N/P & CAP LEASE	$—	$1,205,832	$(1,205,832)	$—		$—	(J	)
ACCOUNTS PAYABLE	(15,027,242)	8,416,888	(4,552,775)	3,864,113		3,864,113	(D	)

ACCRUED PAYROLL		276,250		276,250		276,250
ACCRUED COMMISSIONS		366,000		366,000		366,000
ACCRUED AIRPLANE		322,000	(322,000)	0		0	(E	)
UNRECORDED INVOICES		157,000		157,000		157,000
ACCRUED AUDIT/REVIEWS		100,000		100,000		100,000
ACCRUED REBATES		66,000		66,000		66,000
ACCRUED OTHER		489,173	(358,082)	131,091		131,091	(F	)
401(K), FLEX SPENDING, DEPENDENT CARE		63		63		63

OTHER ACCRUED EXPENSES & TAXES PAYABLE		1,776,486	(680,082)	1,096,404	—	1,096,404

CURRENT MATURITY OF CAPIT GILPIN LEASE		118,301	(118,301)	—		—	(J	)
CURRENT MATURITIES OF LT DEBT		100,716	(100,716)	—		—	(J	)
DUE FROM (TO) AFFILIATES		940,626	(940,626)	—		—	(K	)
SHAREHOLDERS’ LOAN PAYABLE		250,000	(250,000)	—		—	(J	)

TOTAL CURRENT LIABILITIES	(15,027,242)	I2,808,549	(7,848,332)	4,960,517	—	4,960,517

BANK NOTE PAYABLE & CAPITALIZED LEASE-LT		1,236,837	(1,236,837)	—		—	(J	)
LONG TERM CAPITALIZED GILPIN LEASE		3,900,915	(3,900,915)	—		—	(J	)
LONG TERM DEBT		33,436,238	(33,436,238)	—		—	(J	)
SHAREHOLDERS’ LOAN PAYABLE		1,875,000	(1,875,000)	—		—	(J	)

TOTAL LIABILITIES	(15,027,242)	53,257,839	(48,297,322)	4,960,517	—	4,960,517
TOTAL SHAREHOLDERS’ EQUITY	(2,229,754)	16,714,300	4,552,230	21,266,530	(21,266,530)	0

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	(17,287,006)	69,972,139	(43,745,092)	26,227,047	(21,266,530)	4,960,517

	Reported WC	11,729,725	ADJUSTED WC			11,184,415

(A)	Represents family members’ credit card balances, which amounts, determined as of the closing, shall be excluded from current assets for purposes of determining WC under the APA.
(B)	Represents prepaid insurance for aircraft recorded in LLC ($17,198) and Blue Skies ($34,374), which amounts, determined as of the closing, shall be excluded from current assets for purposes of determining WC under the APA.
(C)	Represents adjustment to increase bad debt, sales returns and discounts reserves to appropriate level to cover estimated potential losses based on actual uncollectibles and deductions. The amount of the reserves, estimated as of closing, shall reduce the gross accounts receivable balance to be included in WC and will be recalculated as part of the working capital settlement using actual uncollectible accounts and deductions consistent with the calculation of the $97,639 or where actual information is not available, reasonable estimates.
(D)	Excluded amount relates to balances owed to Ocean Associates (NY-$180K; GA-$775K; Lakeside-$3,413K, OSHA settlement of $88K related to closed NH facility (originally $150K) and CLC accounts payable as well as $44,520 of LLC accounts payable excluded from assumed liabilities per disclosure schedules as well as $2,134 of AP on Lakeside for current debt payment, all of which items, determined as of the closing, are excluded liabilities under the APA and shall be excluded from current liabilities for purposes of determining WC under the APA.
(E)	Represents airplane expense related accruals which liability, determined as of the closing, is an excluded liability under the APA and shall be excluded from current liabilities for purposes of determining WC under the APA.
(F)	Represents CLC and Blue Skies accrued other balances, all of which items, determined as of the closing, are excluded liabilities under the APA and shall be excluded from current liabilities for purposes of determining WC under the APA.
(G)	Represents excluded fixed assets in accordance with the APA (airplane owned by Blue Skies, personal automobiles, buildings and building improvements and personal computers).
(H)	Represents investments held by 260G, an excluded entity in accordance with the APA.
(I)	Represents security deposits, closing costs (plane/buildings), and other deposits that are excluded assets in accordance with the APA.
(J)	Represents debt and debt like items in accordance with APA.
(K)	Represents excluded liabilities under the APA, which shall be excluded from current liabilities for purposes of determining WC under the APA.
(L)	Represents APF investments in affiliates, which are not included in the transaction under the APA.
(M)	Eliminations represent billings between the sales entity and the manufacturing locations as all external sales, except scrap sales are made through the sales entity, which purchases the product from the manufacturing locations. All of the foregoing are intercompany items and therefore eliminated and the amount thereof, determined as of the closing, shall be eliminated for purposes of determining WC under the APA.

Exhibit 3.5

Purchased Business Financial Statements

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Combined Financial Statements

Year Ended December 31, 2007

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Contents

Independent Auditors’ Report	3

Combined financial statements:
Balance sheet	4
Statement of income and comprehensive income	5
Statement of shareholders’ equity and members’ capital	6
Statement of cash flows	7
Summary of significant accounting policies	8-12
Notes to combined financial statements	13-23

2

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Combined Balance Sheet

December 31,	2007
Assets
Current:
Cash and cash equivalents	$2,210,845
Marketable securities	5,882,253
Accounts receivable – trade (Note 10(a)) net of allowance for doubtful accounts of $28,215	8,402,933
Inventories – net (Note 1)	7,419,700
Equipment spare parts inventory	250,000
Prepaid expenses and other current assets	372,844

Total current assets	24,538,575
Property, plant and equipment, less accumulated depreciation and amortization (Notes 3, 4(a), 5 and 6)	40,493,320
Property and building under capitalized lease – Gilpin (Note 4(b))	3,847,320
Deposits	197,474
Other assets	895,450

$69,972,139

Liabilities and Shareholders’ Equity and Members’ Capital
Current:
Current maturities of bank notes and loans payable (Note 5)	$1,205,832
Current maturity of capitalized Gilpin lease (Note 7)	118,301
Current maturities of long-term debt (Note 6)	100,716
Accounts payable	8,416,888
Accrued expenses and taxes payable	1,776,486
Due to related parties (Note 2(c))	940,626
Due to shareholders, unsubordinated	250,000

Total current liabilities	12,808,849
Bank notes and loans payable, less current maturities (Note 5)	1,236,837
Long-term capitalized Gilpin lease (Note 7)	3,900,915
Long-term debt, less current maturities (Note 6)	33,436,238
Shareholders’ loans payable, subordinated (Note 8)	1,875,000

Total liabilities	53,257,839

Commitments and contingencies (Notes 5, 6 and 9)
Shareholders’ equity and members’ capital
Common stock (Note 11)	5,500
Additional paid-in capital (Note 11)	178,703
Accumulated other comprehensive income	445,235
Retained earnings and members’ capital (Notes 12 and 14)	16,084,862

Total shareholders’ equity and members’ capital	16,714,300

$69,972,139

See accompanying notes to combined financial statements.

4

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Combined Statement of Income and Comprehensive Income

Year ended December 31,	2007
Net sales (Note 10(a))	$79,443,648
Cost of sales (Note 10(b))	59,290,285

Gross profit	20,153,363

Operating expenses (income):
Selling and delivery (Note 2)	5,138,618
General and administrative	6,167,377
Gain on sale of aircraft	(1,235,820)

Total operating expenses – net	10,070,175

Operating income	10,083,188

Other income (expenses):
Interest and other income	145,869
Interest expense	(1,609,621)
Interest on capitalized lease obligation	(273,344)
Other expense	(3,419)

Total other expenses – net	(1,740,515)

Income before tax expense	8,342,673
Tax expense (Note 12)	3,596

Net income	8,339,077

Other comprehensive income:
Unrealized gain in marketable securities (net of zero tax)	445,235

Comprehensive income:	$8,784,312

See accompanying notes to combined financial statements.

5

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC,

and 260 G Ventures LLC

Combined Statement of Shareholders’ Equity and Members’ Capital

	Common stock (Note 10)	Additional Paid-in Capital	Retained Earnings and Members’ Capital	Accumulated other Comprehensive Income	Total Shareholders’ Equity and Members’ Capital
Balance, December 31, 2006, as previously reported	$5,500	$178,703	$13,299,038	—	$13,483,241

Prior period adjustments (Note 14)	—	—	550,747	—	550,747

Balance, January 1, 2007, as restated	$5,500	$178,703	$13,849,785	—	$14,033,988

Net income	—	—	8,339,077	—	8,339,077
Increase in equity related to 260 G Ventures (Not e 2(b))	—	—	76,000	—	76,000
S corporation distributions	—	—	(6,180,000)	—	(6,180,000)
Unrealized gain on marketable securities, net	—	—	—	445,235	445,235

Balance, December 31, 2007	$5,500	$178,703	$16,084,862	$445,235	$16,714,300

See accompanying notes to combined financial statements.

6

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC,

and 260 G Ventures LLC

Combined Statement of Cash Flows (Note 13)

Year ended December 31,	2007
Cash flows from operating activities:
Net income	$8,339,077
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,507,346
Depreciation of capitalized building	189,299
Gain on sale of aircraft	(1,235,820)
Changes in assets and liabilities:
Accounts receivable – trade	(433,586)
Inventories	(1,696,207)
Equipment spare parts inventory	(250,000)
Prepaid expenses and other current assets	(179,319)
Other assets	32,517
Accounts payable	136,076
Accrued expenses and taxes payable	50,741
Due to related parties	1,113,210

Net cash provided by operating activities	9,573,334

Cash flows from investing activities:
Capital expenditures	(3,145,886)
Equity investment in 260 G Ventures, LLC	76,000
Investment in marketable securities	(5,437,018)
Proceeds from sale of property and equipment	13,513,500

Net cash provided by investing activities	5,006,596

Cash flows from financing activities:
Distribution to stockholders’	(6,180,000)
Repayments of bank notes payable	(1,312,256)
Proceeds from bank notes payable	53,066
Loans from shareholders	250,000
Repayments of long-term debt	(12,826,206)
Repayments of capitalized lease	(110,656)

Net cash used in financing activities	(20,126,052)

Net decrease in cash and cash equivalents	(5,546,122)
Cash and cash equivalents, beginning of year	7,756,967

Cash and cash equivalents, end of year	$2,210,845

See accompanying notes to combined financial statements.

7

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC,

and 260 G Ventures LLC

Summary of Significant Accounting Policies

Basis of Financial Statement Presentation	The combined financial statements include the accounts of Atlantic Paper & Foil Corp. of NY, (“AP&F”), Consumer Licensing Corporation, (“CLC”), Atlantic Paper and Foil, LLC, Atlantic Paper and Foil of Georgia, LLC (“APFG”) and Atlantic Lakeside Properties, LLC (“ALP”), Blue Skies EL 600, LLC (Blue) and 260 G Ventures LLC (260 G). APFG and ALP were formed in December 2002 as part of a real property purchase and sale agreement between APFG, ALP and AP&F and an unrelated third party (See Note 3). The financial statements of these entities (collectively referred to as the “Company” or “Companies”) are being presented on a combined basis due to common ownership and control. All significant intercompany balances and transactions have been eliminated.

Description of Business	AP&F, APFG, are engaged in the manufacture, conversion and sale of paper products and packaging material. ALP owns and manages the Thomaston Georgia facility. CLC was formed for the purpose of obtaining design licenses for tissue boxes and reselling them. CLC has had no activity since 2001 other than the settlement of certain liabilities. Blue is engaged in the charter of an airplane both for the companies benefit as well as for outside charters. 260 G is an investment company that currently has invested funds in a brokerage account with an investment bank (See Note 2(b)).

Revenue Recognition	Sales are recognized upon the shipment of finished goods to customers. Allowances for cash discounts and returns are recorded in the period in which the related sale is recognized. Revenue is recognized for airplane charters when the service is provided and investment income is recognized when earned. There were no airplane charters to outside third parties in 2007.

8

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC,

and 260 G Ventures LLC

Summary of Significant Accounting Policies

Use of Estimates	The financial statements are prepared in accordance with accounting principles generally accepted in the United States. The accounting principles used require the Companies to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods presented. The Company believes in the quality and reasonableness of its critical accounting policies; however, it is likely that materially different amounts would be reported under different conditions or using assumptions different from those that the Company has consistently applied.

Cash and Cash Equivalents	The Company considers all highly liquid cash instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable	Accounts receivable are uncollateralized customer obligations due for products sold. The accounts receivable are due under normal trade terms requiring payment within 30 days from the invoice date. Management reviews accounts receivable on a monthly basis to determine if any receivables will potentially be uncollectible and any balances determined to be uncollectible are written off. Although no assurance can be given as to the collectibility of the accounts receivable, based on the information available, management believes all balances are collectible.

Inventories	Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method.

9

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC,

and 260 G Ventures LLC

Summary of Significant Accounting Policies

Investments	Investments in marketable securities, which consist of debt and equity securities, are classified as available for sale under the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 115, “Accounting for Certain Investments in Debt and Equity Securities”, and are stated at fair market value. At December 31, 2007 the cost of marketable securities and short-term investments was approximately $5,437,000. Unrealized gains and losses are presented as a separate component of stockholder’s equity and member capital and in other comprehensive income.

Advertising Costs	Advertising costs are charged to expense in the year incurred and amounted to approximately $653 for the year ended December 31, 2007.

Property, Plant, Equipment and Depreciation	Property, plant and equipment is stated at cost. Depreciation is computed using both straight-line and accelerated methods over the estimated useful lives of the assets for both financial reporting and income tax purposes.

Long Lived Assets	Long lived assets are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets. When any such impairment exists, the related assets will be written down to fair value. There were no impairment losses incurred through December 31, 2007.

10

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC,

and 260 G Ventures LLC

Summary of Significant Accounting Policies

Taxes on Income	The Company accounts for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. Under this standard, deferred taxes on income are provided for those items for which the reporting period and methods for income tax purposes differ from those used for financial statement purposes using the asset and liability method. Deferred income taxes are recognized for the tax consequences of “temporary differences” by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. For the year ended December 31, 2007, any deferred income tax liability (asset) resulting from temporary differences was immaterial.

The Company has elected to be taxed as an S Corporation or Partnership for federal tax purposes; therefore, federal taxes on the Company’s income are the responsibility of the individual stockholders or partners. The Company is liable for certain state taxes.

Concentrations of Credit Risk	Financial instruments which potentially subject the Company to a concentration of credit risk consist principally of temporary cash investments and accounts receivable.

The Company places its temporary cash investments with financial institutions insured by the FDIC. At times, such investments were in excess of the FDIC insurance limit.

Concentrations of credit risk with respect to trade receivables are limited due to the diverse group of manufacturers, wholesalers and retailers to whom the Companies sell (see Note 10). The Companies review a customer’s credit history and other public information where available before extending credit. The Companies have not established an allowance for doubtful accounts as none is considered necessary, based upon factors such as the credit risk of specific customers, historical trends, other information and past bad debt history which has been immaterial and within the Companies expectations.

11

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC,

and 260 G Ventures LLC

Summary of Significant Accounting Policies

Shipping and Handling Costs

The Company follows Emerging Issues Task Force Statement No. 00-10, “Shipping and Handling Fees and Costs”, which requires that freight costs charged to customers be classified as revenues.

The Company has included freight out as a component of selling and delivery expenses which amounted to approximately $3,271,000 for the year ended December 31, 2007.

Fair Value of Financial Instruments	The carrying amounts of financial instruments, including cash and cash equivalents, accounts receivable, and accounts payable, approximate fair value because of the current nature of these instruments. The carrying amounts of debt instruments approximate fair value based upon the terms of the instruments. The fair value of the loans due to and from affiliates and shareholders are difficult to estimate due to their related party nature.

Deferred Financing Costs	Eligible costs associated with obtaining debt financing are capitalized and amortized over the related term of the applicable debt instruments, which approximates the effective interest method. Amortization expense amounted to $39,075 for the year ended December 31, 2007.

Government Grants	The Company treats grants subject to repayment provisions as a liability and amortizes such liability against the value of the assets purchased with the grant funds as the Company reaches the defined thresholds which no longer require repayment.

12

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

1. Inventories	Inventories are summarized as follows:
	December 31,	2007
	Raw materials	$5,175,306
	Finished goods	2,572,023

		7,747,329

	Less: Inventory Reserves	327,629

		$7,419,700

2. Related Party Transactions

a)      Terrapin Express Corp.

Terrapin Express Corp., a corporation related through common ownership, provides shipping and handling services to the Company. The Company purchased approximately $557,300 in shipping and handling services from this related party in 2007.

b)      260 G Ventures LLC

The members of 260 G effective October 31, 2007 assigned their membership interests to Atlantic Paper and Foil Corp. of N.Y. The operations of 260 G have been included in the combined financial statements effective as of that date.

c)      Atlantic Long Island Properties Inc.

AP&F and CLC on December 9, 2005 entered into a capital lease with Atlantic Long Island Properties, Inc. (“ALIP”) ending on January 31, 2026 (see Note 4(b)). Amounts due to ALIP at December 31, 2007 amounted to $940,626 and are expected to be paid in 2008.

3. Acquisition and Financing of Thomaston Facility	In December 2002, AP&F entered into an Agreement of Sale, as amended, with an unaffiliated third party to purchase a 330,000 square foot manufacturing and distribution facility in Thomaston, Georgia. In conjunction with this Agreement, ALP was established as a real estate holding company to manage the facility and concurrently, APFG was created to operate the facility in accordance with a sublease agreement by and among ALP and APFG. AP&F, ALP and APFG are all under common ownership and control.

See accompanying independent accountants’ review report.

13

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

	The purchase price paid, net of acquisition expenses of approximately $300,000, amounted to approximately $3.7 million. The financing of this transaction ($2.3 million) was achieved partially through $4 million of Industrial Development Authority (“IDA”) Series 2002A bonds issued by Thomaston-Upson County, through a certain lease agreement between ALP and the IDA (the remainder of the bond proceeds were used for equipment financing and closing costs) and a $1.7 million Edge Grant issued by the Thomaston Development Authority to AP&F (See Note 6(b)).
4. Property, Plant and Equipment	(a) Property, plant and equipment consists of the following:
	December 31,	2007	Useful Life Years
	Land	$1,940,000	—
	Land improvements	260,865	15
	Buildings and building improvements	7,268,122	7-39
	Machinery, equipment and related production fixtures	25,128,965	3-7
	Office furniture and equipment	392,259	3-7
	Automobiles	571,698	5
	Airplane	23,684,677	20

		59,246,586
	Less: accumulated depreciation and amortization	18,753,266

	Net property and equipment	$40,493,320

Property and Building under Capitalized Lease-Gilpin	(b) Property and building under capitalized lease - Gilpin (see Note 7 and 14) consists of the following:
	December 31,	2007	Useful Life Years
	Land	$424,169	—
	Building	3,817,524	39

		4,241,693
	Less: accumulated depreciation	394,373

	Net property and equipment	$3,847,320

See accompanying independent accountants’ review report.

14

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

	Depreciation expense for the year ended December 31, 2007 amounted to $3,657,570.

5. Bank Notes Payable; Lines of Credit and Term Loans	Bank notes, lines of credit and loans payable consists of the following:
	December 31,	2007
	Term note maturing November 2007 (A)	$171,741
	Term note maturing August 2009 (B)	1,342,667
	Term note maturing November 2009 (C)	345,593
	Term note maturing January 2010 (D)	118,963
	Term notes maturing through July 2012 (E)	463,705

		2,442,669
	Less: current portion	1,205,832

		$1,236,837

(A)   In May 2003, AP&F signed three term notes for $1,990,000, the proceeds of which were used to pay for equipment. The notes provides for 60 monthly payments of $38,361 each, including interest at the rate of 5.88% per annum.

(B)   In August 2004, ALP entered into a term note in the amount of $3,100,000 for the purchase of equipment. The note provides for 60 monthly payments of $60,402 each commencing December 2004, including interest at the rate of 5.98% per annum. The note is collateralized by the equipment.

(C)   In September 2004, AP&F entered into a term note in the amount of $820,000 for the purchase of equipment. The note provides for 60 monthly payments of $16,006 each commencing December 2004, including interest at the rate of 6.40% per annum. The note is collateralized by the equipment.

(D)   In January 2005, AP&F entered into a term note in the amount of $260,000 for the purchase of equipment. The note provides for 60 monthly payments of $5,112 each, commencing February 2005, including interest at the rate of 6.55% per annum. The note is collateralized by the equipment.

(E)   Various notes with maturity dates ranging from October 2007 through July 2012 were used to purchase automobiles and other equipment. The notes provide for monthly payments ranging from $380 to $1,604, with interest rates ranging from zero to 7.99% per annum.

See accompanying independent accountants’ review report.

15

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

	Annual principal maturities of the Company’s bank notes payable are as follows:
	Year ending December 31,
	2008	$1,205,832
	2009	1,035,853
	2010	97,184
	2011	79,322
	2012	18,392
	Thereafter	6,086

		$52,442,669

	Covenants

	Certain of the debt agreement require, among other things, the maintenance of minimum tangible net worth amounts for the Company on a combined basis, as defined. The Company is in compliance with all its bank covenants as of December 31, 2007.

6. Long-Term Debt	Long-term debt consists of the following:
	December 31,	2007
	Second mortgage (A)	$4,750,000
	GE Capital Loan – Airplane (C)	22,622,129
	Thomaston Development Authority Edge Grant (B)	1,700,000
	Mortgage payable – bank maturing December 2030 (D)	4,464,825

		33,536,954
	Less: current portion	100,716

		$33,436,238

See accompanying independent accountants’ review report.

16

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

(A) Second Mortgage

In September 2006, APFC NY entered into a second mortgage agreement in the amount of $4,750,000. The loan provides for interest only payments for the first twenty-four months, at the interest rate of 7.05%. After that, the agreement calls for monthly payments of principal and interest of $34,000 through September 2025 and a balloon payment in October 2025 for the remaining balance due.

(B) Edge Grant

Borrowings issued by the Thomaston Development Authority in connection with the Thomaston facility purchase are non-interest bearing and contain repayment features subject to minimum annual levels of capital investment and employee workforce through 2010. Repayment of the Edge grant is predicated on a pro-rata portion of the above thresholds not being met through 2010. If the threshold criteria is met throughout the term of the grant, no repayment is warranted. At December 31, 2007, the entire grant has been classified as a long term debt. Although the Companies have achieved some investment and workforce levels through 2007, there is uncertainty as to whether they will achieve the investment and workforce thresholds as outlined in the agreement through 2010 and the impact that will have on the required repayment.

See accompanying independent accountants’ review report.

17

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

(C) GE Capital Loan - Airplane

In November 2007, Blue Skies entered into a loan agreement for $22,622,129 in connection with an airplane purchase.

The loan provides for interest only payments for the first twelve months, at the interest rate of 6.16%. After that, the agreement calls for monthly payments of principal and interest of $200,910 through November 2016 and a balloon payment in December 2016 for the remaining balance due.

(D) Mortgage Payable - Bank Maturing December 2030

In December 2005, AP&F NY entered into a mortgage agreement in the amount of $4,624,027 to be used to refinance and consolidate previously existing debt. The loan provides for interest and principal payments in the amount of approximately $30,900. The loan bears interest of 6.4% per annum and the repayment term is through December 2030.

Annual principal maturities of long-term debt are as follows:
Year ending December 31,
2008	$100,716
2009	1,130,211
2010	1,292,517
2011	1,375,483
2012	1,463,782
Thereafter	28,174,245

$33,536,954

See accompanying independent accountants’ review report.

18

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

7. Capitalized Lease - Gilpin	The Company leases property and a building from ALIP under a capital lease. The obligation under a capital lease at December 31, 2007 consist of the following:
	December 31,	2007
	Property and building lease expiring through January 2026, payable in monthly installments of $32,000 including imputed interest at a rate of 6.7%	$4,019,216

	Less: Current maturities of capital lease obligation	118,301

	Obligation under capitalized lease, net of current maturities	$3,900,915

	Future minimum payments under the obligation are as follows:
	Year ending December 31,
	2008	$384,000
	2009	384,000
	2010	384,000
	2011	384,000
	2012	384,000
	Thereafter	$5,024,000

	Total minimum lease payments	$6,944,000

	Less: Amount representing interest	2,924,784

	Present value of net minimum lease payment	$4,019,216

8. Shareholders’ Loans Payable	Shareholders’ loans are subordinated to the banks, due on demand and are non-interest bearing (See Notes 5 and 6).

See accompanying independent accountants’ review report.

19

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

9. Commitments and Contingencies	(a) Operating leases

In April 2007, AP&F entered into a six month operating lease for the use of a building in Hauppauge, New York for warehousing. In October 2007, the lease was extended through April 16, 2008. Minimum annual rentals under this lease amount to approximately $266,000 per annum.

Rental expense charged to operations was approximately $201,000 for the year ended December 31, 2007.

(b) Litigation

The Company is a party to various litigation matters arising in the ordinary course of business. In the opinion of management, the outcome of these litigation matters will not have a material adverse effect on the Company’s financial position.

10. Significant Concentrations	(a) Major customers

During the year ended December 31, 2007, sales to three major customers accounted for approximately 51% of revenues and 58% of accounts receivable.

(b) Major vendors

During the year ended December 31, 2007, the Company purchased approximately 66% of its merchandise from four major suppliers. If the Company’s relationship with these suppliers were disrupted, the Company believes it could purchase from other suppliers without negative impact on its business.

See accompanying independent accountants’ review report.

20

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

11. Common Stock and Additional Paid-in Capital	December 31,	2007
	Common stock:
	Atlantic Paper & Foil Corp. of NY – no par value, 200 shares authorized, 100 shares issued and Outstanding	$500
	Consumer Licensing Corporation – no par value, 200 shares, authorized, 100 shares issued and outstanding	5,000

		$5,500
	Additional paid-in capital:
	Atlantic Paper & Foil Corp. of NY	$178,703

12. Tax Expense and Retained Earnings	AP&F and CLC, accrual basis taxpayers, have elected to be treated as “S” Corporations and the shareholders have consented to include their respective shares of AP&F and CLC’s taxable income in their individual tax returns. In addition, Atlantic Paper & Foil, LLC, ALP, APFG, Blue and 260G have been organized as limited liability companies and accordingly, the members will include their respective membership interests of Atlantic Paper & Foil, LLC, ALP and APFG taxable income in their individual tax returns. The Company provides for certain New York State corporate-level income taxes.

	Retained earnings at December 31, 2007 includes approximately $9,372,000 of previously taxed income which may be distributed tax-free to shareholders.

See accompanying independent accountants' review report.

21

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

13. Statement of Cash Flows	(a)	Supplemental disclosures of cash flow information are as follows:

		Cash paid during the year for:
		Year ended December 31,	2007
		Interest	$1,683,598

		Taxes	$3,596

		Non cash financing and investing activities:

	(b)	During the year ended December 31, 2007, the Company purchased fixed assets with a total cost of $25,768,015, of which $22,622,129 was in exchange for debt instruments. (See Note 6).

	(c)	Unrealized gain on marketable securities of $445,235 for December 31, 2007.

See accompanying independent accountants’ review report.

22

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

Atlantic Lakeside Properties, LLC,

Blue Skies EL 600, LLC

and 260 G Ventures LLC

Notes to Combined Financial Statements

14. Prior Period Adjustments	The December 31, 2006 financial statements have been corrected to properly reflect a building and land lease with a related party as a capital lease in the amount of $4,241,693 in accordance with SFAS No. 13, “Accounting for Leases”.

The December 31, 2006 financial statements also have been corrected to properly reflect Georgia job tax credits in the amount of $364,000 and $280,000 for fiscal 2006 and 2005, respectively. The tax credits were granted for meeting certain employment levels for 2002 through 2006. Of the $364,000 restated for 2006, $85,000 has been classified as a short term asset. The remaining $279,000 has been classified as long-term. For the 2005 tax credit, the entire amount of $280,000 was classified as long-term. The restatement of retained earnings as of January 1, 2007 was as follows:

Retained earnings – December 31, 2006 (as previously reported)	$13,299,038

Rent, interest depreciation adjustments	(93,253)

2006 Georgia job tax credit	364,000

2005 Georgia job tax credit	280,000

Retained earnings, beginning of year, (as restated)	$13,849,785

See accompanying independent accountants’ review report.

23

Audited Combined Financial Statements

Atlantic Paper & Foil Corp. of NY, Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

As of December 31, 2006 and 2005 and for the Years Ended December 31, 2006, 2005 and 2004 with Report of Independent Auditors

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Audited Combined Financial Statements

As of December 31, 2006 and 2005 and for the Years Ended

December 31, 2006, 2005 and 2004

Contents

Report of Independent Auditors	1

Audited Combined Financial Statements

Combined Balance Sheets	2
Combined Statements of Operations	4
Combined Statements of Changes in Shareholders’ Equity and Members’ Capital	5
Combined Statements of Cash Flows	6
Notes to Combined Financial Statements	7

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Combined Balance Sheets

	December 31
	2006	2005

Assets
Current assets:
Cash and cash equivalents	$7,756,967	$2,774,423
Accounts receivable – trade, net of allowance for uncollectible amounts of $28,715 and $0, at December 31, 2006 and 2005, respectively	7,969,347	6,876,060
Inventories, net	5,723,493	6,033,000
Prepaid expenses and other current assets	108,525	280,316
Due from related parties	172,584

Total current assets	21,730,916	15,963,799

Property, plant and equipment, net	30,471,259	19,703,621

Other assets:
Deposits	452,598	58,167
Other assets	152,915	94,535

	605,513	152,702

Total assets	$52,807,688	$35,820,122

2

	December 31
	2006	2005

Liabilities and shareholders’ equity
Current liabilities:
Current maturities of bank notes and loans payable	$1,394,110	$1,431,402
Current maturities of long-term debt	527,567	365,511
Accounts payable	8,280,812	8,409,554
Accrued expenses	1,725,745	1,904,747

Total current liabilities	11,928,234	12,111,214

Other liabilities:
Bank notes and loans payable, less current maturities	2,307,749	3,537,524
Long-term debt, less current maturities	23,213,464	9,967,979
Shareholders’ loans payable	1,875,000	1,875,000

Total other liabilities	27,396,213	15,380,503

Total liabilities	39,324,447	27,491,717

Commitments and contingencies (Note 14)

Shareholders’ equity:
Common stock, no par value, 400 shares authorized, 110 shares issued and outstanding, at December 31, 2006 and 2005	5,500	5,500
Additional paid-in capital	178,703	178,703
Retained earnings	13,299,038	8,144,202

Total shareholders’ equity	13,483,241	8,328,405

Total liabilities and shareholders’ equity	$52,807,688	$35,820,122

See accompanying notes to combined financial statements.

3

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Combined Statements of Operations

	Years Ended December 31
	2006	2005	2004

Net sales	$71,348,191	$66,332,185	$50,534,404
Cost of sales	51,542,393	49,786,828	42,000,777

Gross profit	19,805,798	16,545,357	8,533,627

Operating expenses:
Selling and delivery	4,849,973	4,498,612	4,182,278
General and administrative	5,247,050	3,850,186	3,657,945

Total operating expenses	10,097,023	8,348,798	7,840,223

Operating income	9,708,775	8,196,559	693,404

Other income (expenses):
Interest income	110,666	16,210	1,220
Interest expense	(860,655)	(845,469)	(795,357)
Other income (expense), net	(110,000)	13,315
Gain on sale of equipment			8,420

Total other expenses - net	(859,989)	(815,944)	(785,717)

Income before tax (benefit)	8,848,786	7,380,615	(92,313)

Tax expense (benefit)	425	200	(11,659)

Net income (loss)	$8,848,361	$7,380,415	$(80,654)

See accompanying notes to combined financial statements.

4

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Combined Statements of Shareholders’ Equity and Members’ Capital

For the Years Ended December 31, 2006 , 2005 and 2004

	Common Stock	Additional Paid-in Capital	Retained Earnings and Members’ Capital	Total Shareholders’ Equity and Members’ Capital

Balance, December 31, 2003	$5,500	$178,703	$6,933,441	$7,117,644
Net loss			(80,654)	(80,654)
Distributions to stockholders			(1,422,000)	(1,422,000)

Balance, December 31, 2004	5,500	178,703	5,430,787	5,614,990
Net income			7,380,415	7,380,415
Distributions to stockholders			(4,667,000)	(4,667,000)

Balance, December 31, 2005	5,500	178,703	8,144,202	8,328,405
Net income			8,848,361	8,848,361
Distributions to stockholders			(3,693,525)	(3,693,525)

Balance, December 31, 2006	$5,500	$178,703	$13,299,038	$13,483,241

See accompanying notes to combined financial statements.

5

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Combined Statements of Cash Flows

	Years Ended December
	2006	2005	2004
Cash flows from operating activities
Net income (loss)	$8,848,361	$7,380,415	$(80,654)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,812,614	2,470,594	2,114,109
Gain on sale of equipment			(8,420)
Changes in assets and liabilities:
Accounts receivable - trade	(1,093,287)	(1,134,931)	(1,419,281)
Inventories	309,507	(1,088,351)	(517,149)
Prepaid expenses and other current assets	171,791	(229,196)	96,028
Deposits and other assets	(480,387)	154,456	322,573
Accounts payable	(128,742)	(2,715,373)	7,728,225
Accrued expenses and taxes payable	(179,002)	811,917	(505,306)
Due from related parties	(172,584)	4,071,055	(4,065,761)

Total adjustments	1,239,910	2,340,171	3,745,018

Net cash provided by operating activities	10,088,271	9,720,586	3,664,364

Cash flows from investing activities
Capital expenditures	(13,620,015)	(1,405,003)	(7,126,487)
Proceeds from sale of property and equipment	67,339	60,000	8,420

Net cash used in investing activities	(13,552,676)	(1,345,003)	(7,118,067)

Cash flows from financing activities
Costs in connection with bank refinancing			(145,666)
Distributions to stockholders	(3,693,525)	(4,667,000)	(1,422,000)
Repayment of bank notes payable	(1,560,084)	(1,789,601)	(3,132,828)
Proceeds from bank notes payable	293,017	338,414	5,324,174
Proceeds from long-term debt	17,602,058		9,320,000
Repayment of long-term debt	(4,194,517)	(533,836)	(7,200,874)

Net cash (used in) provided by financing activities	8,446,949	(6,652,023)	2,742,806

Net increase (decrease) in cash and cash equivalents	4,982,544	1,723,560	(710,897)

Cash and cash equivalents, beginning of year	2,774,423	1,050,863	1,761,760

Cash and cash equivalents, end of year	$7,756,967	$2,774,423	$1,050,863

See accompanying notes to combined financial statements.

6

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements

December 31, 2006

1. Basis of Financial Statement Presentation

The combined financial statements include the accounts of Atlantic Paper & Foil Corp. of NY, (“AP&F NY”), Consumer Licensing Corporation, (“CLC”), Atlantic Paper & Foil, LLC (“AP&F LLC”), Atlantic Paper & Foil of Georgia, LLC (“APFG”) and Atlantic Lakeside Properties, LLC (“ALP”). APFG and ALP were formed in December 2002 as part of a real property purchase and sale agreement between APFG, ALP and AP&F and an unrelated third party (Note 5). The financial statements of these entities (collectively referred to as the “Company” or “Companies”) are being presented on a combined basis due to common ownership and control. All significant intercompany balances and transactions have been eliminated.

2. Summary of Significant Accounting Policies

Description of Business

The Companies, except ALP, are engaged in the manufacture, conversion and sale of paper products and packaging material. ALP owns and manages the Thomaston Georgia facility.

Revenue Recognition

Sales are recognized upon the shipment of finished goods to customers. Allowances for cash discounts and returns are recorded in the period in which the related sale is recognized.

Use of Estimates

The financial statements are prepared in accordance with accounting principles generally accepted in the United States. The accounting principles used require the Companies to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting periods presented. The Company believes in the quality and reasonableness of its critical accounting policies and estimates; however, actual results could differ materially form the estimates made.

7

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

The Company considers all highly liquid cash instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable are uncollateralized customer obligations due for products sold. The accounts receivable are due under normal trade terms requiring payment within 30 days from the invoice date. Management reviews accounts receivable on a monthly basis to determine if any receivables will potentially be uncollectible and any balances determined to be uncollectible are written off. Although no assurance can be given as to the collectibility of the accounts receivable, based on the information available, management believes all balances and reserves are fairly stated and reasonable.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method.

Advertising Costs

Advertising costs are charged to expense in the year incurred and amounted to approximately $2,240, $3,400 and $39,400 for the years ended December 31, 2006, 2005 and 2004, respectively.

Property, Plant, Equipment and Depreciation

Property, plant and equipment is stated at cost. Depreciation is computed using both straight-line and accelerated methods over the estimated useful lives of the assets as follows: land improvements, buildings and improvements 39 years; machinery and equipment 5 - 7 years; office furniture and fixtures 5 - 7 years; automobiles 5 years and aircraft 20 years.

8

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Long-Lived Assets

Long-lived assets are evaluated annually for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets. When any such impairment exists, the related assets will be written-down to fair value. No such impairment existed in 2006, 2005 or 2004.

Taxes on Income

The Company accounts for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. Under this standard, deferred taxes on income are provided for those items for which the reporting period and methods for income tax purposes differ from those used for financial statement purposes using the asset and liability method. Deferred income taxes are recognized for the tax consequences of “temporary differences” by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

The Company has elected to be taxed as an S Corporation or Partnership for federal tax purposes; therefore, federal taxes on the Company’s income are the responsibility of the individual stockholders or partners. The Company is liable for certain state taxes.

Concentrations of Credit Risk

Financial instruments which potentially subject the Company to a concentration of credit risk consist principally of temporary cash investments and accounts receivable.

The Company places its temporary cash investments with financial institutions insured by the Federal Deposit Insurance Corporation (“FDIC”). At times, such investments were in excess of the FDIC insurance limit.

9

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Concentrations of Credit Risk (continued)

Concentrations of credit risk with respect to trade receivables are limited due to the diverse group of manufacturers, wholesalers and retailers to whom the Companies sell (Note 11). The Companies review a customer’s credit history and other public information where available before extending credit. The Companies establish an allowance for doubtful accounts based upon factors such as the credit risk of specific customers, historical trends, other information and past bad debt history. Actual bad debt write-offs have historically been within the Companies’ expectations.

Shipping and Handling Costs

The Company includes freight out as a component of selling and delivery expenses which amounted to approximately $2,941,000, $2,529,000 and $2,651,000 for the years ended December 31, 2006, 2005 and 2004, respectively. Freight in costs are included in costs of sales.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, and bank debt approximate fair value; given the current nature of these instruments.

Deferred Financing Costs

Eligible costs associated with obtaining debt financing are capitalized and amortized over the related term of the applicable debt instruments, approximating the effective interest method.

Government Grants

The Company treats a grant received for the purchase of machinery and equipment and employment incentives, which is subject to defined repayment conditions, as a liability. The Company will reduce the liability against the depreciation recognized associated with the assets purchased with the grant funds and the compensation expense recognized, as the Company reaches the defined capital expenditure and employment thresholds and therefore, satisfies the conditions for which repayment is no longer required.

10

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

3. Inventories

Inventories are summarized as follows:

	December 31
	2006	2005

Raw materials	$2,923,555	$3,461,310
Finished goods	3,059,938	3,342,690

	5,983,493	6,804,000

Less: Inventory reserves	(260,000)	(771,000)

	$5,723,493	$6,033,000

4. Related Party Transactions

A corporation related through common ownership provides shipping and handling services to the Company. The Company purchased approximately $575,000, $439,000 and $237,000 in shipping and handling services from this related party in 2006, 2005 and 2004, respectively.

Prior to 2006, the Company purchased and sold paper products to an affiliate, in which the Company’s shareholders have a 100% equity interest. During 2005, the Company purchased and sold approximately $1,733,000 and $8,000, respectively. During 2004, the Company purchased and sold approximately $7,087,000 and $56,000, respectively.

11

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

5. Property, Plant and Equipment

Property, plant and equipment consists of the following:

	December 31
	2006	2005

Land and land improvements	$2,193,365	$2,157,515
Buildings and building improvements	7,268,122	7,257,934
Machinery, equipment and production fixtures	23,186,640	22,704,179
Office furniture and equipment	320,888	319,828
Automobiles	556,913	535,839
Airplane	12,852,058

	46,377,986	32,975,295

Less: accumulated depreciation and amortization	15,906,727	13,271,674

Net property and equipment	$30,471,259	$19,703,621

Depreciation and amortization expense totaled $2,812,614, $2,470,594 and $2,114,109 for the years ended December 31, 2006, 2005 and 2004, respectively.

6. Bank Notes Payable and Term Loans

Bank notes payable and term loans consists of the following:

	December 31
	2006	2005

Term note maturing November 2007 (A)	$607,961	$1,019,943
Term notes maturing through December 2009 (B)		326,689
Term note maturing August 2009 (C)	1,969,712	2,521,206
Term note maturing November 2009 (D)	953,742	663,847
Term note maturing December 2007 (E)		218,644
Term note maturing January 2010 (F)	170,444	218,597

	3,701,859	4,968,926

Less: current portion	1,394,110	1,431,402

	$2,307,749	$3,537,524

12

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

6. Bank Notes Payable and Term Loans (continued)

(A)	In May 2003, APFG signed three term notes for $1,990,000, the proceeds of which were used to pay for equipment. The notes provides for 60 monthly payments of $38,361 each, including interest at the rate of 5.88% per annum.

(B)	Various notes with maturity dates ranging from October 2007 through December 2011 were used to purchase automobiles and other equipment. The notes provide for monthly payments ranging from $380 to $1,604, with interest rates ranging from zero to 7.99% per annum.

(C)	In August 2004, ALP entered into a term note in the amount of $3,100,000 for the purchase of equipment. The note provides for 60 monthly payments of $60,402 each commencing December 2004, including interest at the rate of 5.98% per annum. The note is collateralized by the equipment.

(D)	In September 2004, AP&F NY entered into a term note in the amount of $820,000 for the purchase of equipment. The note provides for 60 monthly payments of $16,006 each commencing December 2004, including interest at the rate of 6.40% per annum. The note is collateralized by the equipment.

(E)	In December 2004, ALP entered into a term note in the amount of $330,000 for the purchase of equipment. The note provides for 36 monthly payments of $9,167 each, commencing January 2005, including interest at 2.15%, plus the one month LIBOR rate (6.53% at December 31, 2005). The loan is collateralized by the equipment and was paid-off in 2006.

(F)	In January 2005, AP&F LLC entered into a term note in the amount of $260,000 for the purchase of equipment. The note provides for 60 monthly payments of $5,112 each, commencing February 2005, including interest at the rate of 6.70% per annum. The note is collateralized by the equipment.

Annual principal maturities of the Company’s bank notes payable and term loans are as follows:

Year ending December 31:
2007	$1,394,110
2008	1,159,418
2009	1,021,844
2010	71,734
2011	54,753

$3,701,859

13

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

7. Long-Term Debt

Long-term debt consist of the following:

	December 31
	2006	2005

Loan payable - bank maturing December 2019 (A)	$—	$4,009,464
Second Mortgage (B)	4,750,000
GE Capital Loan - Airplane (C)	12,743,643
Thomaston Development Authority Edge Grant (D)	1,700,000	1,700,000
Mortgage payable - bank maturing December 2030 (E)	4,547,388	4,624,026

	23,741,031	10,333,490

Less: current portion	527,567	365,511

	$23,213,464	$9,967,979

(A)	Loan payable - bank maturing December 2019:

In December 2004, ALP entered into a refinancing revolving line agreement for $4,320,000 to be used in connection with the funding of the redemption of the $4,000,000 Series A Bonds issued by the Thomaston - Upson County Industrial Development Authority and pay off a portion of certain equipment financing provided to Lakeside. The loan provides for monthly payments of principal in the amount of $24,000, plus accrued interest. Interest is variable and payable monthly at the one-month LIBOR, plus 2.15% (6.53% at December 31, 2005). The loan, which was collateralized by a security interest in the deed encumbering the Georgia facility, was paid off in 2006.

(B)	Second Mortgage:

In September 2006, APFC NY entered into a second mortgage agreement in the amount of $4,750,000. The loan provides for interest only payments for the first twenty-four months, at the interest rate of 7.05%. After that, the agreement calls for monthly payments of principal and interest of $34,200 through September 2025 and a balloon payment in October 2025 for the remaining balance due.

14

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

7. Long-Term Debt (continued)

(C)	GE Capital Loan - Airplane:

In September 2006, AP&F LLC entered into a loan agreement for $12,852,000 in connection with an airplane purchase. The loan provides for monthly payments of principal and interest through August 2016 of $107,200 and a balloon payment in September 2016 for the remaining balance due. The loan bears interest at 6.65% per annum.

(D)	Edge Grant:

Borrowings issued by the Thomaston Development Authority in connection with the Thomaston facility purchase are non-interest bearing and contain repayment features subject to minimum annual levels of capital investment and employee workforce through 2010. Repayment of the Edge grant is predicated on a pro-rata portion of the above thresholds not being met through 2010. If the threshold criteria is met throughout the term of the grant, no repayment is warranted. At December 31, 2006 and 2005, the entire grant has been classified as a long-term debt. Although the Companies have achieved some investment and workforce levels through 2006, there is uncertainty as to whether they will achieve the investment and workforce thresholds as outlined in the agreement through 2010 and the impact that will have on the required repayment.

(E)	Mortgage Payable - Bank Maturing December 2030:

In December 2005, AP&F NY entered into a mortgage agreement in the amount of $4,624,027 to be used to refinance and consolidate previously existing debt. The loan provides for interest and principal payments in the amount of approximately $30,900. The loan bears interest at 6.4% per annum and the repayment term is through December 2030.

15

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

7. Long-Term Debt (continued)

Annual principal maturities of long-term debt are as follows:

Year ending December 31:
2007	$527,567
2008	590,885
2009	689,492
2010	736,856
2011	787,476
Thereafter	20,408,755

$23,741,031

8. Shareholders’ Loans Payable

Shareholders’ loans are subordinated to the banks, due on demand and are non-interest bearing (Notes 6 and 7).

9. Leases, Commitments and Contingencies

In April 2002, AP&F and CLC entered into a ten year operating lease with a related party for the use of certain land and buildings in Hauppauge, New York for manufacturing and warehousing. In December 2005, the lease was extended through January 31, 2026. Minimum annual rentals under this lease amount to approximately $384,000 per annum. The Companies are also a party to certain other operating lease arrangements for property and equipment. Minimum annual rental commitments under noncancellable operating leases are as follows:

Year ending December 31:
2007	$384,000
2008	384,000
2009	384,000
2010	384,000
2011	384,000
Thereafter	5,408,000

$7,328,000

Rental expense charged to operations was approximately $494,000, $516,000 and $413,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

16

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

10. Major Customers

During the year ended December 31, 2006, sales to three major customers accounted for approximately 57% of revenues and 60% of accounts receivable.

During the year ended December 31, 2005, sales to three major customers accounted for approximately 62% of revenues and 68% of accounts receivable.

During the year ended December 31, 2004, sales to three major customers accounted for approximately 57% of revenues and 70% of accounts receivable.

11. Common Stock and Additional Paid-in Capital

Common stock and additional paid-in capital, consists of the following:

	December 31
	2006	2005
Common stock:
Atlantic Paper & Foil Corp. of NY - no par value, 200 shares authorized, 10 shares issued and outstanding	$500	$500
Consumer Licensing Corporation - no par value, 200 shares, authorized, 100 shares issued and outstanding	5,000	5,000

	$5,500	$5,500

Additional paid-in capital:
Atlantic Paper & Foil Corp. of NY	$178,703	$178,703

12. Taxes on Income

AP&F NY and CLC, accrual basis taxpayers, have elected to be treated as “S” Corporations and the shareholders have consented to include their respective shares of AP&F NY and CLC’s taxable income and loss in their individual tax returns. In addition, AP&F LLC, ALP and APFG have been organized as limited liability companies, which have elected to be treated as partnerships for tax purposes and accordingly, the members will include taxable income and loss from their respective membership interests of AP&F LLC, ALP and APFG in their individual tax returns. The Company provides for certain New York State corporate-level income taxes.

17

Atlantic Paper & Foil Corp. of NY,

Consumer Licensing Corporation,

Atlantic Paper & Foil, LLC,

Atlantic Paper & Foil of Georgia, LLC,

and Atlantic Lakeside Properties, LLC

Notes to Combined Financial Statements (continued)

13. Statement of Cash Flows

(a)	Supplemental disclosures of cash flow information are as follows:

Cash paid during the year for:

	Years Ended December 31
	2006	2005	2004

Interest	$860,655	$845,469	$770,080

Taxes	$425	$200	$—

14. Commitments and Contingencies

Through the normal course of operations, the Company is party to various litigation activities. Given the status of these procedures, the criteria for accrual of any potential loss have not been satisfied and therefore, the Company has not established an accrual for any such loss in the combined financial statements at December 31, 2006 and 2005.

18

ATLANTIC PAPER & FOIL CORP & RELATED COMPANIES

COMBINING P/L

TWELVE MONTHS ENDING MAY 31, 2008

	2007 TOTAL $ TOTAL	%	6 mo end 6/31/2007 $ TOTAL	%	6 mo end 6/31/2008 $ TOTAL	%	twelve mos end 6/31/2008 ROLLING
SALES, NET	$79,443,648		$31,029,126		$37,408,854		$85,823,376

INVENTORY, BEG. OF YR	5,723,493		5,723,493		7,419,700		6,432,081
PURCHASES / COST OF GOODS SOLD	48,711,294	61.3%	18,770,462	60.5%	24,376,891	65.2%	54,317,723
LABOR & PAYROLL BURDEN	7,237,834	9.1%	2,935,085	9.5%	3,309,374	8.8%	7,612,123
DEPRECIATION	2,351,531	3.0%	924,855	3.0%	1,025,936	2.7%	2,452,612
RENT	200,618	0.3%	46,186	0.1%	111,816	0.3%	266,248
UTILITIES	786,816	1.0%	305,435	1.0%	384,443	1.0%	865,824
SECURITY, ALARM SVC, FIRE PROTECTION	104,543	0.1%	43,062	0.1%	50,854	0.1%	112,335
INSURANCE	734,373	0.9%	321,034	1.0%	366,172	1.0%	779,511
UNIFORMS	3,233	0.0%	2,143	0.0%	—	0.0%	1,090
REPAIRS & MAINT / REPL PARTS	774,162	1.0%	395,681	1.3%	474,695	1.3%	853,176
WAREHOUSE EXP / EQUIP RENTALS	74,570	0.1%	46,941	0.2%	27,291	0.1%	54,920
PRODUCT TESTING / R&D	7,518	0.0%	3,300	0.0%	4,357	0.0%	8,575

FACTORY OVERHEAD	12,275,198		5,023,722		5,754,938		13,006,414

LESS: INVENTORY, END OF PERIOD	7,419,700		6,432,081		8,943,223		8,943,223

COST OF SALES	59,290,285	74.6%	23,085,596	74.4%	28,608,306	76.5%	64,812,995	75.5%

GROSS PROFIT	$20,153,363	25.4%	$7,943,530	25.6%	$8,800,548	23.5%	$21,010,381	24.5%

SELLING & DELIVERY:
FREIGHT	3,270,996	4.1%	1,327,709	4.3%	1,586,345	4.2%	3,529,632
COMMISSIONS	1,350,463	1.7%	497,368	1.6%	624,347	1.7%	1,477,442
PAYROLL & PAYROLL BURDEN	303,854	0.4%	123,109	0.4%	142,430	0.4%	323,175
TRAVEL & LODGING	122,953	0.2%	44,702	0.1%	49,183	0.1%	127,434
AUTO	24,187	0.0%	9,696	0.0%	9,862	0.0%	24,353
MEALS & ENTERTAINMENT	9,861	0.0%	5,584	0.0%	7,115	0.0%	11,392
ADVERT/ PROMO EXP / MARKETING	653	0.0%	653	0.0%	—	0.0%	—
DESIGN, PACKAGING & SELLING	42,556	0.1%	35,861	0.1%	9,317	0.0%	16,012
RENT	6,624	0.0%	2,600	0.0%	2,850	0.0%	6,874
TRADE SHOWS	6,471	0.0%	3,428	0.0%	1,500	0.0%	4,543

TOTAL SELLING & DELIVERY EXP	5,138,618	6.5%	2,050,710	6.6%	2,432,949	6.5%	5,520,857	6.4%

ADMINISTRATIVE & GENERAL:
OFFICER’S SALARIES, TAXES, GUAR PMT	722,273	0.9%	275,860	0.9%	276,139	0.7%	722,552
PROFESSIONAL FEES	726,626	0.9%	123,961	0.4%	141,282	0.4%	743,947
PROPERTY TAXES	288,078	0.4%	96,813	0.3%	120,512	0.3%	311,777
TRAVEL & AUTO	95,137	0.1%	40,655	0.1%	41,760	0.1%	96,242
UTILITIES	41,868	0.1%	17,700	0.1%	20,073	0.1%	44,241
SECURITY, ALARM SVC, FIRE PROTECTION	922	0.0%	386	0.0%	542	0.0%	1,078
OFFICE EXPENSE	91,521	0.1%	40,343	0.1%	34,976	0.1%	86,154
PAYROLL SERVICE	36,813	0.0%	12,831	0.0%	14,271	0.0%	38,253
OFFICE & ADMIN. SALARIES & PYRL TAXES	1,444,861	1.8%	571,770	1.8%	671,234	1.8%	1,544,325
TELEPHONE & WEB-SITE ACCESS	102,111	0.1%	42,229	0.1%	42,215	0.1%	102,097
MEALS & ENTERTAINMENT	86,797	0.1%	34,698	0.1%	39,771	0.1%	91,870
MISCELLANEOUS	47,309	0.1%	18,117	0.1%	18,556	0.0%	47,748
DUES & SUBSCRIPTIONS	17,956	0.0%	11,296	0.0%	10,096	0.0%	16,756
REPAIRS & MAINTENANCE	38,370	0.0%	16,995	0.1%	18,895	0.1%	40,270
CONTRIBUTIONS	45,333	0.1%	8,481	0.0%	43,110	0.1%	79,962
DEPRECIATION	294,663	0.4%	114,675	0.4%	125,558	0.3%	305,546
DEPRECIATION - 50 GILPIN AVE (ALIPI)	189,299	0.2%	78,875	0.3%	78,875	0.2%	189,299
DEPRECIATION - AIRCRAFT	822,077	1.0%	1,073,375	3.5%	444,090	1.2%	192,792
AIRCRAFT EXPENSES	729,117	0.9%	272,553	0.9%	672,318	1.8%	1,128,682
TEMPORARY HELP	36,227	0.0%	19,585	0.1%	13,622	0.0%	30,264
INSURANCE & EMPLOYEE BENEFITS	158,154	0.2%	44,294	0.1%	102,575	0.3%	216,435
EMPLOYMENT AGENCY FEES & AD EXP.	23,949	0.0%	3,926	0.0%	3,817	0.0%	23,840
CREDIT REPORTS & COLL AGENCY FEES	15,230	0.0%	17,711	0.1%	—	0.0%	(2,481)
BAD DEBT EXPENSE	19,077	0.0%	(240)	0.0%	—	0.0%	19,317
IT EXPENSE	52,149	0.1%	20,324	0.1%	19,038	0.1%	50,863
LICENSES & FEES & MISC TAXES	2,388	0.0%	560	0.0%	360	0.0%	2,188
AMORTIZATION OF CLOSING & ORG COSTS	39,072	0.0%	13,113	0.0%	11,460	0.0%	37,419

TOTAL ADMINISTRATIVE & GENERAL	6,167,377	7.8%	2,970,886	9.6%	2,965,145	7.9%	6,161,636	7.2%

TOTAL OPERATING EXPENSE	11,305,995		5,021,596		5,398,094		11,682,493

OPERATING INCOME	$8,847,368		$2,921,934		$3,402,454		$9,327,888

OTHER INCOME (EXPENSES):
RENTAL / LEASE INCOME	—		—		—		—
SALE OF MACHINERY & EQUIPMENT	1,235,820		—		1,251		1,237,071
GAIN/(LOSS) ON SALE OF SECURITIES	(3,419)		—		4,539		1,120
INTEREST INCOME	145,869		90,288		64,663		120,244
INTEREST AND OTHER EXPENSE	(857,313)		(360,615)		(310,772)		(807,470)
INTEREST - CAPITALIZED GILPIN LEASE	(273,344)		(114,833)		(111,666)		(270,177)
INTEREST - AIRCRAFT	(752,308)		(351,069)		(580,635)		(981,874)

TOTAL OTHER INCOME (EXPENSES)	(504,695)		(736,229)		(932,620)		(701,086)

INCOME BEFORE TAXES ON INCOME	8,342,673		2,185,705		2,469,834		8,626,802
STATE FRANCH TAX	3,596		126		3,050		6,520

NET INCOME	$8,339,077	10.5%	$2,185,579	7.0%	$2,466,784	6.6%	$8,620,282	10.0%

							RE rollforward
RETAINED EARNINGS, BEGIN OF PERIOD	13,375,038		13,375,038		16,084,862		12,355,617
PRIOR PERIOD ADJUSTMENT - R.E.	550,747		—		70,000		620,747
DISTRIBUTIONS TO STOCKHOLDERS	(6,180,000)		(3,205,000)		(2,205,000)		(5,180,000)

RETAINED EARNINGS, END OF PERIOD	$16,084,862		$12,355,617		$16,416,646		$16,416,646

EBITDA (excl Sale of M&E)	12,302,460		6,067,116		4,997,676		12,242,920
% NET SALES	16.6%		16.3%		13.4%		14.3%
EBITDA EXCL AIRCRAFT/LEASE	13,031,677		6,329,668		5,669,893		13,371,802
	16.4%		17.2%		16.2%		16.6%

Exhibit I-1

Form of Escrow Agreement

ESCROW AGREEMENT

among

ATLANTIC PAPER & FOIL CORP. OF N.Y.

ATLANTIC LAKESIDE PROPERTIES, LLC

ATLANTIC PAPER & FOIL, LLC

ATLANTIC PAPER & FOIL OF GEORGIA, LLC

CONSUMER LICENSING CORPORATION

SHAUN GABBAY, AS THE SELLERS’ REPRESENTATIVE

CELLU TISSUE HOLDINGS, INC.

and

THE BANK OF NEW YORK TRUST COMPANY, N.A.

Dated as of     , 2008

  ACCOUNT NUMBER(S):

SHORT TITLE OF ACCOUNT:

ESCROW AGREEMENT made this      day of      2008, by and among THE BANK OF NEW YORK TRUST COMPANY, N.A. (“Escrow Agent”), ATLANTIC PAPER & FOIL CORP. OF N.Y., ATLANTIC LAKESIDE PROPERTIES, LLC, ATLANTIC PAPER & FOIL, LLC, ATLANTIC PAPER & FOIL OF GEORGIA, LLC and CONSUMER LICENSING CORPORATION (collectively, the “Sellers”), SHAUN GABBAY, AS THE SELLERS’ REPRESENTATIVE (the “Sellers’ Representative), and CELLU TISSUE HOLDINGS, INC. (the “Buyer”, and collectively with the Sellers, the “Depositors”). Reference is made to that certain Asset Purchase Agreement (as in effect from time to time, the “Purchase Agreement”) of even date herewith among the Sellers and the Buyer.

The Depositors, the Sellers’ Representative and Escrow Agent hereby agree that, in consideration of the mutual promises and covenants contained herein, Escrow Agent shall hold in escrow and shall distribute the Escrow Property (as defined herein) in accordance with and subject to the following Instructions and Terms and Conditions:

I. INSTRUCTIONS:

1.	The Escrow Property

The property and/or funds deposited or to be deposited with Escrow Agent by the Buyer shall be $1,500,000 (the “Escrow Amount”).

The Escrow Amount, plus all interest, dividends and other distributions and payments thereon (collectively, “Distributions”) received by Escrow Agent, less any property and/or funds distributed or paid in accordance with this Escrow Agreement in respect of such amounts, are collectively referred to herein as the “Escrow Property”.

2.	Investment of the Escrow Property

The Depositors are to select one of the following options:

(a) Escrow Agent shall have no obligation to pay interest on or to invest or reinvest any Escrow Property deposited or received hereunder; or

X	(b) the Escrow Property shall be held in separate accounts and shall not be commingled in any way. Escrow Agent shall invest or reinvest the Escrow Property held in each such account, without distinction between principal and income, in BNY Cash Reserve - BNYCR (the “BNYDR”) unless otherwise directed by written instrument signed by the Buyer and the Sellers’ Representative.

Escrow Agent shall have no liability for any loss arising from or related to any such investment other than in accordance with paragraph 3 of the Terms and Conditions.

3.	Distribution of the Escrow Property

2

Escrow Agent is directed to hold and distribute the Escrow Property as set forth in this Section 3. Amounts distributed pursuant to this Section 3 to the Buyer shall be paid to the Buyer in accordance with wire instructions furnished by the Buyer to Escrow Agent. Amounts distributed pursuant to this Section 3 to the Sellers shall be paid to the applicable party in accordance with the wire instructions furnished by the Sellers’ Representative to Escrow Agent.

Other than as provided in clauses (a) through (e) below, Escrow Agent shall distribute the Escrow Property only in accordance with (i) a written instrument delivered to Escrow Agent that is executed by the Sellers’ Representative and the Buyer and that instructs Escrow Agent as to the disbursement of some or all of the Escrow Property or (ii) a final non-appealable order of a court of competent jurisdiction, a copy of which is delivered to Escrow Agent by the Sellers’ Representative or the Buyer, that instructs Escrow Agent as to the disbursement of some or all of the Escrow Property. To the extent any portion of the Escrow Amount is paid to the Buyer or the Sellers’ Representative in accordance with the terms hereof, such payment shall also include 60% of any Distributions received by the Escrow Agent on such amounts.

(a)	In the event that the Buyer delivers a written certification to Escrow Agent and the Sellers’ Representative asserting that the Buyer is entitled to receive all or any portion of the Escrow Property in respect of any Losses (as defined in the Purchase Agreement) that any person or party is entitled to indemnification by the Sellers, which such certification shall include a description of the amount and nature of such claims and Losses, and the Sellers’ Representative does not, in a written notice delivered to the Buyer and Escrow Agent within 30 days after the delivery of the Buyer’s notice, dispute such assertion, then Escrow Agent shall automatically distribute to the Buyer an amount equal to the portion of the Escrow Amount that the Buyer asserted it is entitled to receive in such notice plus 60% of any Distributions received by the Escrow Agent on such amounts.

(b)	On [15 months after closing], the Escrow Agent shall automatically distribute to the Sellers an amount equal to the excess of the (i) the Escrow Property over (ii) the Outstanding Claims Amount, plus 60% of any Distributions received by the Escrow Agent on the amounts specified in this clause (ii).

(c)	“Outstanding Claims Amount” means, as of a particular date, an amount equal to the amount of any and all claims for indemnification from the Sellers with respect to pending claims asserted by the Buyer or any other Buyer Indemnified Person (including claims asserted in a notice described in clause (a), but not yet paid), as certified to Escrow Agent (including in a notice described in clause (a)) and the Sellers’ Representative in a written instrument executed by the Buyer, which instrument shall include a description of the amount and nature of such claims and Losses.

(d)	Within thirty days after the end of each calendar year and on the date on which this Escrow Agreement terminates, the Escrow Agent shall distribute 40% of all Distributions earned on the Escrow Property during the applicable period to the Sellers.

(e)	Whenever Escrow Agent will be required to make a payment of Escrow Property pursuant to this Escrow Agreement, Escrow Agent will pay such amounts by

3

liquidating such investments of the Escrow Property as will be directed in writing by the Buyer and the Sellers’ Representative; provided, however, that if the Buyer and the Sellers’ Representative have not furnished such direction to Escrow Agent upon delivery of the certificate or other documentation delivered pursuant to this Section 3, Escrow Agent will pay such amounts by liquidating such investments of the Escrow Property as will be determined by Escrow Agent in its sole discretion.

4.	Addresses

Notices, instructions and other communications shall be sent to Escrow Agent, Corporate Trust Administration, The Bank of New York, 101 Barclay Street – 8W, New York, NY 10286, (T) 212-815-2937 Attn.: Gina Jones and to the Depositors as follows:

To the Sellers at:	To the Buyer at:

Shaun Gabbay	Cellu Tissue Holdings, Inc.
12 Creek Road	1855 Lockeway Drive
Kings Point, NY 11024	Suite 501
Telephone: (516) 317-7776	Alpharetta, GA 30004
Telephone number: (678) 393-2651
with a copy to:	Attention: Russell Taylor

Skadden, Arps, Slate, Meagher & Flom LLP	with a copy to each of:
Four Times Square
New York, NY 10036	Ropes & Gray LLP
Telephone number: (212) 735-2524	1211 Avenue of the Americas
Attention: Randall H. Doud	New York, NY 10036-8704
Telephone number: (212) 841-0697
And	Attention: Christopher C. Henry

Steve Cohn, PC	and
One Old Country Road
Carle Place, NY 11514	Weston Presidio
Telephone: (516) 294-6410	Pier l, Bay 2
San Francisco, CA 94111
Telephone number: (415) 398-0770
Attention: R. Sean Honey, Therese Mrozek
and Jim Morrone

5.	Distribution of the Escrow Property Upon Termination

This Escrow Agreement shall be terminated automatically either (a) on the date on which all of the Escrow Property has been distributed or (b) on the later of (i) [15 months after closing] and (ii) the date on which there is no Outstanding Claims Amount. This Escrow Agreement may also be terminated at any time by a written agreement executed by the Buyer and the Sellers’ Representative. Upon termination of this Escrow Agreement, subject to Section 3, the Escrow Property then held hereunder, if any, shall be distributed to the Sellers unless otherwise agreed by the Buyer and the Sellers’ Representative.

6.	Compensation

4

(a)	The Sellers on the one hand, and the Buyer on the other, shall each pay Escrow Agent 50% of an annual fee of $3,500, payable upon execution of this Agreement and thereafter on each anniversary date of this Agreement, provided that the annual fee shall be waived so long as the Escrow Property is invested in the BNYDR. The annual fee shall not be pro-rated for any portion of a year, but shall be subject to pro-ration to the extent the Escrow Property is only invested in the BNYDR for a portion of a given year.

(b)	The Depositors shall pay all activity charges as per Escrow Agent’s current fee schedule, which is attached as Exhibit 6(b).

(c)	The Depositors shall be responsible for and shall reimburse Escrow Agent upon demand for all reasonable and documented out-of-pocket expenses which may include, but are not limited to, telephone; facsimile; courier; copying; postage; supplies; expenses of foreign depositaries.

(d)	The Sellers, on the one hand, and the Buyer, on the other hand, shall be solely responsible for one-half of all amounts payable or reimbursable to Escrow Agent under this Section 6 or otherwise provided for in this Agreement.

7.	Sellers’ Representative

Each Seller acknowledges the appointment of Shaun Gabbay as the Sellers’ Representative pursuant to Section 11.4 of the Purchase Agreement and agrees, without limiting the scope of the authorization contained therein, that the Sellers’ Representative will be authorized to:

(a)	give any instructions to Escrow Agent on behalf of the Sellers; and

(b)	provide payment instructions with respect to any amounts paid to the Sellers.

II. TERMS AND CONDITIONS:

1.	The duties, responsibilities and obligations of Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among any or all of the Depositors or to which any Depositor is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from any Depositor or any person or entity acting on its behalf. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

2.	This Agreement is for the exclusive benefit of the parties hereto and their respective successors and assigns hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

5

3.	(a) Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of bad faith, gross negligence or willful misconduct on its part. In no event shall Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from the Depositors or (ii) for an amount in excess of the value of the Escrow Property.

(b) Escrow Agent may consult legal counsel of its own choosing in the event of any dispute or question as to the construction of this Escrow Agreement, or Escrow Agent’s duties hereunder, and Escrow Agent will incur no liability and will be fully protected with respect to any action taken or omitted in good faith in accordance with the opinion and instructions of such counsel. Notwithstanding anything to the contrary herein, in no event shall Escrow Agent be entitled to reimbursement of the expenses of such counsel with respect to any matter arising from Escrow Agent’s bad faith, gross negligence or willful misconduct.

(c) Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

(d) If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Escrow Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Escrow Property), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

4.	Unless otherwise specifically set forth herein, Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to Escrow Agent’s usual collection practices or terms regarding items received by Escrow Agent for deposit or collection. Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

5.	Escrow Agent shall provide to the Depositors monthly statements identifying transactions, transfers or holdings of the Escrow Property and each such statement shall be deemed to be correct and final upon receipt thereof by the Depositors unless Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of such statement.

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6.	Notices, instructions or other communications shall be in writing and shall be given to the address set forth in the “Addresses” provision herein (or to such other address as may be substituted therefor by written notification to Escrow Agent or the Depositors). Notices to Escrow Agent shall be deemed to be given when actually received by Escrow Agent’s Corporate Trust Administration division. Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by the Depositors or by a person or persons authorized by the Depositors. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.

7.	The Sellers on the one hand, and the Buyer on the other hand, shall each jointly and severally be liable for and shall reimburse and indemnify Escrow Agent and hold Escrow Agent harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys’ fees and expenses) (collectively, “Escrow Agent Losses”) that may be incurred by it as a result of its involvement in any arbitration or litigation arising from the performance of its duties hereunder, provided, however, that nothing contained herein shall require Escrow Agent to be indemnified for Escrow Agent Losses caused by its bad faith, gross negligence or willful misconduct. The Sellers and the Buyer agree that irrespective of any joint and several liability that either may have to the Escrow Agent under this Agreement, as between them, the Sellers (collectively) and the Buyer, shall each only be liable for 50% of any Escrow Agent Losses incurred by the Escrow Agent which result in reimbursement or indemnification under this Section 7. If the Sellers (collectively) or the Buyer incur greater than 50% of any such Escrow Agent Losses, the Buyer or the Sellers, as applicable, shall promptly make payment(s) to the other(s) such that each of the Buyer and the Sellers (collectively), has borne 50% of all amounts which are paid to the Escrow Agent under this Section 7.

8.	(a) The Depositors may remove Escrow Agent at any time by giving to Escrow Agent thirty (30) calendar days’ prior notice in writing signed by the Buyer and the Sellers’ Representative. Escrow Agent may resign at any time by giving to the Depositors thirty (30) calendar days’ prior written notice thereof. Within ten (10) calendar days after giving the foregoing notice of removal to Escrow Agent or receiving the foregoing notice of resignation from Escrow Agent, the Buyer and the Sellers’ Representative shall jointly agree on and appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment by the end of such 10-day period, Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. One-half of the costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid by each of the Sellers, on the one hand, and the Buyer, on the other hand.

(b) Upon receipt of the identity of the successor Escrow Agent, Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor Escrow Agent, less Escrow Agent’s fees, costs and expenses or other obligations owed to Escrow Agent, or hold such Escrow Property (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.

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(c) Upon delivery of the Escrow Property to the successor Escrow Agent, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

9.	(a) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by Escrow Agent hereunder, Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Property, unless Escrow Agent receives written instructions, signed by the Buyer and the Sellers’ Representative, which eliminates such ambiguity or uncertainty.

(b) In the event of any dispute between or conflicting claims by or among the Depositors and/or any other person or entity with respect to any Escrow Property, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Property so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in any way to the Depositors for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent or (ii) Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The Buyer, on the one hand, and the Sellers, on the other hand, shall each be responsible for and pay 50% of the costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceeding.

10.	This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Each party hereto hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York. Each party hereto hereby waives the right to trial by jury and to assert counterclaims in any such proceedings. To the extent that in any jurisdiction any party hereto may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity. Each party hereto waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

11.	Except as otherwise permitted herein, this Escrow Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

12.	The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise

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of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

13.	Each Depositor and Escrow Agent hereby represents and warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Escrow Agreement by such party does not and will not violate any applicable law or regulation.

14.	The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

15.	This Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.

16.	This Agreement shall terminate as provided for herein. The provisions of these Terms and Conditions shall survive termination of this Escrow Agreement and/or the resignation or removal of Escrow Agent.

17.	No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions “The Bank of New York” by name or the rights, powers, or duties of Escrow Agent under this Agreement shall be issued by any other parties hereto, or on such party’s behalf, without the prior written consent of Escrow Agent.

18.	The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

19.	This Escrow Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

20.

Escrow Agent does not have any interest in the Escrow Property deposited hereunder but is serving as escrow holder only and having only possession thereof. The Sellers on the one hand, and the Buyer on the other hand, shall each pay or reimburse Escrow Agent upon request for 50% of any transfer taxes or other taxes relating to the Escrow Property incurred in connection herewith and shall indemnify and hold harmless Escrow Agent for 50% of any amounts that it is obligated to pay in the way of such taxes. Any payments of income pursuant to this Escrow Agreement shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrow Property and is not responsible for any other reporting. It is expressly agreed and understood that the Escrow Property shall be treated as a grantor trust of the Sellers for tax purposes, provided, however, that Escrow Agent shall not

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distribute any amounts from the Escrow Property except as expressly provided in this Agreement. Accordingly, for tax purposes, the assets and all earnings on the assets shall be considered owned by the Sellers and shall be subject to the claims of the Sellers’ general creditors until distributed pursuant to the terms of this Agreement, and shall be reported as such for all tax reporting purposes. In particular, it is agreed that all interest or other income earned on the Escrow Property shall be treated as earned by the Sellers and shall be reported by Escrow Agent to the Sellers as income of the Sellers. The Sellers’ Representative shall advise the Escrow Agent as to the proper allocation of such amounts as among the various Sellers. This paragraph and paragraph 10 shall survive notwithstanding any termination of this Escrow Agreement or the resignation of Escrow Agent.

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IN WITNESS WHEREOF, each of the parties has caused this Escrow Agreement to be executed by a duly authorized officer as of the day and year first written above.

THE SELLERS:	ATLANTIC PAPER & FOIL CORP. OF N.Y.

By:
		Name:	Shaun Gabbay
		Title:	Secretary

ATLANTIC LAKESIDE PROPERTIES, LLC

By:
		Name:	Shaun Gabbay
		Title:	Member

ATLANTIC PAPER & FOIL, LLC

By:
		Name:	Shaun Gabbay
		Title:	Member

ATLANTIC PAPER & FOIL OF GEORGIA, LLC

By:
		Name:	Shaun Gabbay
		Title:	Member

CONSUMER LICENSING CORPORATION

By:
		Name:	Shaun Gabbay
Title:

THE SELLERS’ REPRESENTATIVE:
Shaun Gabbay

[Signature pages continue.]

Signature Page to Escrow Agreement

BUYER:	CELLU TISSUE HOLDINGS, INC.

By:

Name:	Russell C. Taylor
Title:	President and Chief Executive Officer

[Signature pages continue.]

Signature Page to Escrow Agreement

ESCROW AGENT:	THE BANK OF NEW YORK, as Escrow Agent

By:

Name:
Title:

Signature Page to Escrow Agreement

Exhibit I-2

Form of Hauppauge Lease - Kennedy Drive

LEASE AGREEMENT

ATLANTIC PAPER & FOIL CORP. OF N.Y.

-with-

CELLU TISSUE – HAUPPAUGE, LLC

PREMISES:

325 Kennedy Drive, Hauppauge, New York 11788

LEASE AGREEMENT

THIS LEASE AGREEMENT (the “Lease”) is dated this 2nd day of July 2008, by and between ATLANTIC PAPER & FOIL CORP. OF N.Y., a New York corporation with an address at P.O. Box 222144, Great Neck, NY 11022, and CELLU TISSUE – HAUPPAUGE, LLC, a Delaware limited liability company, with an address at 1855 Lockeway Drive, Suite 501, Alpharetta, GA 30004.

ARTICLE 1. DEFINITIONS.

As used in this Lease, the following terms shall have the meanings ascribed below, which are in addition to other terms defined in this Lease:

1. 1. “Building” means the building located on the Premises.

1.2. “Commencement Date” means July 2, 2008.

1.3. “Initial Expiration Date” means July 2, 2013.

1.4. “Landlord” means Atlantic Paper & Foil Corp. of New York and its permitted successors and assigns.

1.5. “Landlord’s Mortgage” means, at any time (now or hereafter) a mortgage or deed of trust placed upon the Premises by Landlord constituting a mortgage lien and all renewals, modifications, consolidations, replacements, extensions or substitutions of any such mortgage or deed of trust.

1.6. “Landlord’s Mortgagee” means, at any time, the then holder of the indebtedness secured by Landlord’s Mortgage.

1.7. “Lease Term” means the Initial Term, First Option Term, Second Option Term and the Third Option Term, if the First Option Term, Second Option Term and Third Option Term, as applicable, to renew set forth in Article 3.2, 3.3 and 3.4 of this Lease are exercised.

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1.8. “First Option Term Commencement Date means July 2, 2013.

1.9. “First Option Term Expiration Date” means July 2, 2018.

1.10 “Second Option Term Commencement Date” means July 2, 2018.

1.11 “Second Option Term Expiration Date” means July 2, 2023.

1.10 “Third Option Term Commencement Date” means July 2, 2023.

1.11 “Third Option Term Expiration Date” means July 2, 2028.

1.12. “Premises” means the land and building described on Exhibit “A” annexed hereto and made a part hereof known as and by the street address 325 Kennedy Drive, Hauppauge, New York, together with all fixtures and other improvements now or hereafter located thereon and easements and other rights appurtenant thereto.

1.13 “Rent” means all sums, monies or payments required to be paid by Tenant to Landlord pursuant to this Lease.

1.14. “Tenant” means Cellu Tissue - Hauppauge, LLC a Delaware limited liability company and its permitted successors and assigns.

ARTICLE 2. GRANT.

2.1 In consideration of the rents, covenants, agreements and conditions hereinafter provided to be paid, kept, performed and observed, and upon the following terms and conditions, Landlord leases to Tenant and Tenant hereby leases from Landlord the Premises. Tenant shall have and hold the Premises for and during the term described herein subject to the terms, covenants and conditions hereinafter set forth.

ARTICLE 3. TERM.

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3.1 Initial Term. The initial term of this Lease (the “Initial Term”) shall commence on the Commencement Date and expire on the Initial Expiration Date, unless sooner terminated as hereinafter provided.

3.2 First Option Term. Provided Tenant is not in Default as provided herein, Tenant shall have the right, upon prior written notice given to Landlord no later than July 2, 2012, time being of the essence, given in accordance with the terms of this Lease (“Tenant’s First Option Renewal Notice”), to extend the term of this Lease for one additional five (5) year period commencing on the First Option Term Commencement Date and ending on the First Option Term Expiration Date (the “First Option Term”), on the same terms and conditions and at the rental set forth herein. Tenant’s failure to give Tenant’s First Option Renewal Notice shall be deemed an election by Tenant not to exercise the option provided herein.

3.3 Second Option Term. Provided Tenant is not in Default as provided herein, Tenant shall have the right, upon prior written notice given to Landlord no later than July 2, 2017, time being of the essence, given in accordance with the terms of this Lease (“Tenant’s Second Option Renewal Notice”), to extend the term of this Lease for one additional five (5) year period commencing on the Second Option Term Commencement Date and ending on the Second Option Term Expiration Date (the “Second Option Term”), on the same terms and conditions and at the rental set forth herein. Tenant’s failure to give Tenant’s Second Option Renewal Notice shall be deemed an election by Tenant not to exercise the option provided herein.

3.4 Third Option Term. Provided Tenant is not in Default as provided herein, Tenant shall have the right, upon prior written notice given to Landlord no later than July 2, 2022, time being of the essence, given in accordance with the terms of this Lease (“Tenant’s Third Option Renewal Notice”), to extend the term of this Lease for one additional five (5) year period commencing on the Third Option Term Commencement Date and ending on the Third Option Term Expiration Date (the “Third Option Term”), on the same terms and conditions and at the rental set forth herein. Tenant’s failure to give Tenant’s Third Option Renewal Notice shall be deemed an election by Tenant not to exercise the option provided herein.

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3.5 Tenant Termination Right. Notwithstanding anything herein to the contrary, Tenant shall have the right to terminate this Lease at any time, with or without cause, upon twelve (12) months’ prior written notice to Landlord. Upon such termination, provided that Tenant returns the Premises to the Landlord and is current in the payment of rent and vacates in accordance with Article 25 hereof, Tenant shall be released and discharged from all of its further obligations and liabilities under this Lease, except for obligations and liabilities related to any Default of Tenant under Article 30 hereof.

ARTICLE 4. BASE RENT.

4.1 Base Rent. During the Initial Term of this Lease, Tenant shall pay to Landlord Base Rent per annum without setoff or deduction, except as otherwise expressly provided herein, as follows:

	Annual Rent	Monthly Installments
Years 1 - 2	$690,000	$57,500
Year 3	$703,800	$58,650
Year 4	$717,876	$59,823
Year 5	$732,235	$61,019

Years 6 - 10 Base rent for the initial year of the First Option Term shall be determined pursuant to Article 4.2 below, with a 5% increase per annum above prior year’s rent for each year of the First Option Term thereafter.

Years 11 - 15 Base rent for the initial year of the Second Option Term shall be determined pursuant to Article 4.2 below, with a 5% increase per annum above prior year’s rent for each year of the Second Option Term thereafter.

Years 16 - 20 Base rent for the initial year of the Third Option Term shall be determined pursuant to Article 4.2 below, with a 5% increase per annum above prior year’s rent for each year of the Third Option Term thereafter.

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4.2 Calculation of Base Rent for Option Terms. During the First Option Term, Second Option Term and the Third Option Term of this Lease, as provided herein:

4.2.1 The Base Rent payable by Tenant for the Premises for the initial year of the First Option Term, Second Option Term and/or Third Option Term, as the case may be, shall be equal to the greater of (a) the fair market rent value of the Premises (the “FMRV”), which shall reflect the prevailing fair market rental rate for comparable properly in Suffolk County, New York and shall exclude the value of any, alterations or improvements made to the Premises by Tenant at its own expense, determined as of the Initial Expiration Date, First Option Expiration Date or Second Option Expiration Date, as the case may be, or (b) One Hundred and Two (102%) percent of Tenant’s then calculated Base Rent during the final Lease Year of the Original Term (or First Option Term or Second Option Term, as applicable).

4.2.2 Nine (9) months before the Initial Expiration Date, the First Option Term Expiration Date and/ or the Second Option Term Expiration Date, as the case may be, Landlord and Tenant shall commence negotiations in good faith to attempt to agree upon the FMRV. If Landlord and Tenant cannot reach agreement by seven (7) months before the Initial Expiration Date, the First Option Term Expiration Date, and/or the Second Option Term Expiration Date, as the case may be, Landlord and Tenant shall, no later than six (6) months before the applicable expiration date, each select a reputable, qualified, independent, licensed real estate broker with at least ten (10) years experience leasing of industrial property in Suffolk County, New York, having office(s) in Nassau or Suffolk County, New York and familiar with the rental then being charged in Suffolk County, New York (such brokers are referred to, respectively, as “Landlord’s Broker” and “Tenant’s Broker”), who shall confer promptly after their selection by Landlord and Tenant and shall exercise good faith efforts to attempt to agree upon the renewal FMRV, taking into account all reasonably relevant factors. If Landlord’s Broker and Tenant’s Broker cannot reach agreement no later than four (4) months prior to the Expirations Date, then, within twenty (20) days thereafter, they shall designate a third reputable, qualified, independent, licensed real estate broker with at least ten (10) years experience in leasing of industrial property in Suffolk County, New York, having office(s) in Nassau or Suffolk County, New York and familiar with the industrial rentals then being

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charged in comparable buildings in Suffolk County, New York (the “Independent Broker”). Upon failure of Landlord’s Broker and Tenant’s Broker timely to agree upon the designation of the Independent Broker, then the Independent Broker shall be appointed by the President of the Real Estate Board of New York, Inc., or the successor entity thereto, upon ten (10) days notice. Within ten (10) days after such appointment, Landlord’s Broker and Tenant’s Broker shall each submit a letter to the Independent Broker, with a copy to Landlord and Tenant, setting forth such broker’s estimate of the FMRV and the rationale used in determining it (respectively, “Landlord’s Broker’s Letter” and “Tenant’s Broker’s Letter”). If the estimates set forth in the Landlord’s Broker’s Letter and Tenant’s Broker’s Letter differ by (5%) percent per annum or less, then the FMRV shall not be determined by the Independent Broker, and the FMRV shall be the average of the estimates set forth in the Landlord’s Broker’s Letter and Tenant’s Broker’s Letter. If the estimates differ by more than five (5%) percent per annum, the Independent Broker shall conduct such investigations and hearings as he or she may deem appropriate and shall, within thirty (30) days after the date of his or her appointment, choose either the estimate set forth in Landlord’s Broker’s Letter or the estimate set forth in Tenant’s Broker’s Letter to be the FMRV or an amount in between such estimates and such choice shall be binding upon Landlord and Tenant. Landlord and Tenant shall each pay the fees and expenses of its respective broker. The fees and expense of the Independent Broker shall be shared equally by the Landlord and Tenant.

4.3 Payment of Rent. Tenant covenants to pay Rent without notice, deduction, set-off or abatement, except as otherwise expressly provided herein, to Landlord in equal monthly installments (or appropriate pro rata portion thereof for any portion of a month at the beginning or end of the Lease Term) payable in advance on the first day of each month during the Initial Term hereof and the First Option Term, Second Option Term and Third Option Term, if applicable.

4.4 Place of Payment. Rent shall be payable to Landlord at Landlord’s address set forth herein or at such other place as Landlord may designate from time to time in writing.

4.5. Service Charge. Tenant’s failure to make any monetary payment required of Tenant (including payments of Rent) hereunder within ten (10) days after notice from Landlord that

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such payment has not been made shall result in the imposition of a service charge for such late payment in the amount of five (5%) percent of the amount due.

ARTICLE 5. RESERVATIONS BY LANDLORD.

5.1 Landlord reserves the right to place, install, maintain, carry through, repair and replace such utility lines, pipes, wires, appliances, tunneling and the like in, over, through and upon the Premises as may be reasonably necessary or desirable for the servicing of the Premises, provided, however, in exercising its rights pursuant to this Article 5, Landlord shall not materially interfere with Tenant’s use and enjoyment of the Premises or Tenant’s business operations thereat.

ARTICLE 6. USE.

6.1 The Premises shall be used by and/or at the sufferance of Tenant for light industrial manufacturing, warehousing and ancillary office use and for no other purposes.

ARTICLE 7. COMPLIANCE WITH LAWS.

7.1 Tenant’s Compliance with Law. Tenant covenants throughout the Lease Term, at Tenant’s sole cost and expense (except as otherwise provided herein), to comply with all laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments which are applicable to the Premises or the use or manner of use of the Premises, and the orders, rules and regulations of the Board of Fire Underwriters where the Premises are situated, or any other body now or hereafter constituted exercising similar functions, which are applicable to the Premises or the use or manner of use of the Premises. Tenant will likewise observe and comply with the reasonable requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the Building and other improvements on the Premises and the equipment thereon.

7.2. Landlord Representation. To the best of Landlord’s knowledge, the Premises as they currently exist, comply with (i) all laws, ordinances, orders, rules, regulations and

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requirements of all federal, state and municipal governments which are applicable to the Premises or the use or manner of use of the Premises, including the Americans with Disabilities Act, (ii) all regulations of the Board of Fire Underwriters where the Premises are situated which are applicable to the Premises or the use or manner of use of the Premises and (iii) the requirements of all policies of public liability, fire and all other policies of insurance in force with respect to the Building and improvements on the Premises and the equipment thereon.

ARTICLE 8. REAL ESTATE TAXES.

8.1 Payment. During the Lease Term, Landlord shall pay, satisfy and discharge, , all Real Estate Taxes (as hereinafter defined) prior to any tax lien sale and shall provide Tenant with proof of payment of Real Estate Taxes upon request. For purposes of this Lease, “Real Estate Taxes” shall mean all real property taxes and assessments and any other similar taxes or charges levied against or imposed upon the Premises, including: (a) all ad valorem Real Estate Taxes including school taxes assessed against the Premises (adjusted after protest or litigation, if any) for any part of the Lease Term, (b) any taxes which shall be levied in lieu of any such ad valorem real estate taxes, (c) any special assessments for benefits on or to the Premises, payable in installments, (d) occupational taxes or excise taxes levied on rental derived from the operation of the Premises or the privilege of leasing Premises, and (e) the expense of protesting, negotiating or contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to the period of the item contested, protested or negotiated (including legal fees and disbursements) incurred in the prosecution of any such tax reduction proceeding.

8.2 Right to Contest. Anything to the contrary contained herein notwithstanding, Landlord, at its sole cost and expense, shall have the right to prosecute a tax certiorari proceeding or otherwise protest, in order to attempt to reduce Real Estate Taxes for which Landlord is responsible hereunder. In such event, Tenant agrees to reasonably cooperate with Landlord and/or Landlord’s representatives or attorneys, provided such cooperation is at no cost to Tenant (or Landlord shall promptly reimburse Tenant for same).

ARTICLE 9. UTILITIES.

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9.1 From and after the Commencement Date, or such earlier date as Tenant may take possession of all or part of the Premises, Tenant shall contract in its own name and timely pay for all charges for electricity, gas, water, fuel, sewer charges, telephone, trash hauling, and any other services or utilities used in, servicing or assessed against the Premises, for periods from and after the Commencement Date or such earlier date of possession until the expiration or earlier termination of the Lease Term, unless otherwise herein expressly provided.

ARTICLE 10. TITLE; QUIET ENJOYMENT.

10.1 Landlord covenants that Landlord has good and clear, record and marketable fee simple title in and to the Premises, subject only to the encumbrances listed on Exhibit B attached hereto and made a part hereof. Landlord covenants that Tenant, on paying the Rent as herein provided and keeping, performing and observing the covenants, agreements and conditions herein required of Tenant, shall peaceably and quietly hold and enjoy the Premises for the Lease Term, subject, however, to the terms and conditions of this Lease.

ARTICLE 11. ASSIGNMENT, MORTGAGE AND SUBLETTING.

11.1 General. Tenant may not sublease all or any part of the Premises or assign its interest in this Lease without, in each case, the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Notwithstanding any assignment of this Lease or any subletting of the Premises, Tenant shall remain primarily responsible for all obligations of Tenant hereunder.

11.2 Permitted. Notwithstanding the foregoing, Tenant may, without either prior notice to or the consent of Landlord, assign or otherwise transfer this Lease (i) in connection with any merger, consolidation, reorganization or other corporate restructuring of Tenant, (ii) in connection with any sale of all or substantially all of the stock or assets of Tenant, or (iii) to any affiliate of Tenant; provided in each case that the successor corporation or entity acquiring Tenant’s stock or assets or the affiliate of Tenant, as applicable, agrees to be bound by all of the terms and provisions of this Lease for the benefit of Landlord.

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11.3 Leasehold Mortgages; Liens. Notwithstanding anything herein to the contrary, Tenant may grant: (i) a collateral assignment of or leasehold mortgage on its leasehold interest in the Premises and/or (ii) a lien on and a security interest in all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant, including, without limitation, Tenant’s Removable Property located on the Premises.

ARTICLE 12, CASUALTY; CONDEMNATION.

12.1. Fire and Other Casualty. In the event of total or partial destruction of the Premises, which exceeds forty (40%) percent of the total square footage of the Building by fire or other peril, Landlord or Tenant, at their option, may terminate this Lease as of the date of such casualty by written notice to the other given, if at all, within sixty (60) days from and after the date of such casualty. Absent such timely notice, this Lease shall remain in full force and effect (subject to abatement of Rent as provided in Section 12.2 below), and Landlord shall promptly commence and diligently prosecute to completion the repair and restoration of the Premises as nearly as possible to their condition prior to such destruction. If Landlord elects to repair or re-build the Premises but does not complete such repair or rebuilding within six (6) months after the adjustment of any insurance loss resulting from the occurrence of such damage or destruction, Tenant shall have the right to terminate this Lease upon thirty (30) days prior written notice to Landlord. In all cases, due allowance shall be made for reasonable delay caused by adjustment of insurance loss, strikes, labor difficulties or any cause beyond Landlord’s reasonable control.

12.2. Rental Abatement. If the Premises are rendered totally untenantable but this Lease is not terminated as aforesaid, then all Rent shall abate from the date of the fire or other relevant cause or condition until the Premises are ready for occupancy and reasonably accessible to Tenant. If a portion of the Premises is rendered untenantable (whether or not such portion exceeds forty (40%) percent of the total square footage of the Building) but this Lease is not terminated as aforesaid, then there shall be an abatement of Rent in proportion to the proportion of space within the Building that is rendered untenantable until the damaged portion(s) are ready for Tenant’s occupancy and reasonably accessible to Tenant. For purposes of this Lease, the

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Premises shall be considered tenantable so long as and to the extent that the Premises are occupied and used by Tenant for its business.

12.3. Condemnation. If the Premises or a substantial part thereof (which in Tenant’s reasonable opinion renders the remainder of the Premises unfit for the uses specified herein) shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose, the Lease Term shall cease and terminate upon the date when the possession of said Premises or part thereof so taken shall be required for such purpose and without apportionment of the award and Tenant shall have no claim against Landlord for the value of any unexpired Lease Term. Rent at the then current rate shall be apportioned as of the date of the termination.

If any portion of the Premises shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose, and this Lease is not terminated in the manner provided for above, Landlord shall apply any such damages and compensation awarded (net of the costs and expenses, including reasonable attorneys’ fees, incurred by Landlord in obtaining the same) to secure and close so much of the Building and/or the Premises, as the case may be, as remain and shall, to the extent possible, replace any part so taken or appropriated by a suitable structure or parking area or addition of similar size and design to that portion so taken or appropriated. In such event, there shall be an abatement of Rent in proportion to the percentage of space which is (temporarily or permanently) no longer available for use by Tenant.

In the event of such taking or public appropriation, Landlord shall be entitled to receive the entire award or any judgment for damages caused by the taking, provided that Tenant shall be entitled to make a claim in any condemnation proceeding which does not reduce the amount of Landlord’s award, for the value of Tenant’s property and nothing in this Section shall preclude an award by such public or quasi-public authority made to Tenant for loss of business or depreciation to and cost of removal of equipment or fixtures.

ARTICLE 13. LANDLORD’S RIGHTS.

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13.1 Reservation of Rights. Landlord reserves the following rights, provided, that in exercising such rights, Landlord shall provide reasonable prior notice to Tenant and shall use best efforts not to interfere with Tenant’s use and enjoyment of the Premises or Tenant’s business operations thereat, provided, further, that Landlord shall have the right to access the Premises to make repairs at all times without prior notice to Tenant in emergency circumstances:

13.1.1 To change the name of the Building upon sixty (60) days prior written notice to Tenant, but without liability to Tenant;

13.1.2 To enter the Premises at all reasonable times during normal business hours, together with Landlord’s employees, agents, repair and maintenance personnel, brokers, lenders, potential purchasers, tenant’s insurance agents and inspectors, public authorities and others having a legitimate interest in the Premises;

13.1.3 To exhibit the Premises to potential tenants at all reasonable times during normal business hours and to display “For Lease” signs on the Premises at any time during the last year of the Initial Term (provided Tenant has not exercised its right to renew for the First Option Term) or of all applicable Option Terms (provided Tenant has not exercised its right to renew for a subsequent Option Term), or to display “For Sale” signs on the Premises at any time; and

13.1.4 To inspect, or make repairs to, the Premises as required hereunder or as may be reasonably necessary or desirable for the safety, protection or preservation of the Premises.

ARTICLE 14. HOLDING OVER.

14.1 In the event of a holding over by Tenant after expiration or termination of this Lease, Tenant shall be deemed a month-to-month tenant of the Premises, which month-to-month tenancy shall be terminable by either party hereto on sixty (60) days prior written notice from one party to the other. In the event of a holding over by Tenant after the expiration of the sixty (60) day period referred to in the preceding sentence, without the consent in writing of Landlord, Tenant shall be deemed a tenant at sufferance and shall pay rent for such occupancy at the rate of (i) one

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hundred twenty five (125%) percent of the last-current aggregate Base Rent payable during the last month of the Lease Term for the first two (2) month period after the expiration of the sixty (60) day period referred to in the first sentence of this Section; (ii) one hundred fifty (150%) percent of the last-current aggregate Base Rent payable during the last month of the Lease Term for the second two (2) month period following the expiration of the sixty (60) day period referred to in the first sentence of this Section; and (iii) two hundred (200%) percent of the last-current aggregate Base Rent payable during the last month of the Lease Term for each one (1) month period thereafter; prorated monthly, for the entire holdover period, plus all reasonable attorney’s fees and expenses incurred by Landlord in enforcing its rights hereunder; plus, if the holdover period exceeds sixty (60) days, any other damages occasioned by such holding over. Except as otherwise agreed, any holding over with the written consent of Landlord shall constitute a month-to-month tenancy.

ARTICLE 15. SIGNS.

15.1 Tenant shall not put upon nor permit to be put upon any part of the Premises, any signs, billboards or advertisements whatever in any location or any form without the prior written consent of Landlord, and in compliance with all applicable ordinances and rules of public authority, Landlord’s consent to the installation or modification of such signage shall not be unreasonably withheld. Landlord hereby consents to any existing signage on the Premises as of the date of the execution of this Lease with such changes to such existing signage as Tenant may reasonably require to reflect Tenant’s occupation of the Premises.

ARTICLE 16. MORTGAGE AND TRANSFER.

16.1 Landlord’s Right to Mortgage and Transfer. Landlord shall have the unfettered right to transfer, mortgage, pledge or otherwise encumber, assign and convey, in whole or in part, the Premises, provided that any such transfer, mortgage, pledge, encumbrance, assignment or conveyance shall be subject to Tenant’s interests under and pursuant to this Lease. Notwithstanding the foregoing, Tenant shall, at Landlord’s request, subordinate its interest under this Lease to the lien, but not the provisions, of any institutional mortgage provided that the holder

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thereof enters into a so-called “subordination, non-disturbance and attornment agreement” or otherwise recognizes and acknowledges this Lease with Tenant in form and substance acceptable to Tenant. Landlord has obtained a subordination, non-disturbance and attornment agreement among Tenant, Landlord and Landlord’s Mortgagee for each existing Landlord Mortgage, copies of which are attached hereto as Exhibit C.

16.2. Estoppel Certificates. Landlord and Tenant covenant and agree to execute and deliver to the other and/or its prospective or existing mortgagee within ten (10) business days of a written request therefore, an estoppel letter setting forth: (i) the date of this Lease and any amendments thereto, (ii) the date through which Rent has been paid hereunder, (iii) the amount of any security deposit held by Landlord, if any, (iv) that Tenant is in occupancy of the Premises and/or specifying any subleases or assignments, (v) that the Lease is in full force and effect, (vi) that, to the knowledge of such party, there exists no default under the Lease and that there are no defenses or offsets against the enforcement thereof, or setting forth such defaults, defenses or offsets, and (vii) any other information with respect to this Lease which the other party or its prospective or existing mortgagee may reasonably request.

ARTICLE 17. OVERHEAD CRANES.

17.1. At the expiration or earlier termination of the Term, Landlord shall purchase from Tenant, for a purchase price of $1.00, any overhead cranes located on the Premises as of the date hereof which are acquired by Tenant pursuant to the Asset Purchase Agreement (as defined below).

ARTICLE 18. LANDLORD’S INABILITY TO PERFORM.

18.1 If by reason of inability to obtain and utilize labor, materials or supplies; circumstances directly or indirectly the result of a state of war or national or local emergency; strikes or riots; or by reason of any other cause beyond the reasonable control of Landlord, Landlord shall be unable to perform or shall be delayed in performance, such non-performance or delay in performance shall not render Landlord liable in any respect for damages to either person

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or property, constitute a total or partial eviction, constructive or otherwise, cause an abatement of rent or relieve Tenant from the fulfillment of any covenant or agreement contained in this Lease, except for any abatement of Rent expressly provided for herein.

ARTICLE 19. BANKRUPTCY AND INSOLVENCY.

19.1 Bankruptcy. It is understood and agreed that the following shall apply in the event of the bankruptcy or insolvency of Tenant:

19.1.1 If a petition is filed by, or an order for relief is entered against Tenant under Chapter 7 of the Bankruptcy Code and the trustee of Tenant elects to assume this Lease for the purpose of assigning it, such election or assignment, or both, may be made only if all of the terms and conditions of this subsection 19.1 and subsection 19.2 below are satisfied. To be effective, an election to assume this Lease must be in writing and addressed to Landlord, and in Landlord’s business judgment, all of the conditions hereinafter stated, which Landlord and Tenant to be commercially reasonable must have been satisfied. If the trustee fails so to elect to assume this Lease within sixty (60) days after such filing or order, this Lease will be deemed to have been rejected, and Landlord shall then immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee, and this Lease shall be terminated. Landlord’s right to be compensated for damages in bankruptcy proceeding, however, shall survive such termination.

19.1.2 If Tenant filed a petition for reorganization under Chapter 11 of the Bankruptcy Code, or if a proceeding filed by or against Tenant under any other chapter of the Bankruptcy Code is converted to a Chapter 11 proceeding and Tenant’s trustee or Tenant as debtor-in-possession fails to assume this Lease within sixty (60) days from the date of the filing of such petition or conversion, then the trustee or the debtor-in-possession shall be deemed to have rejected this Lease. To be effective, any election to assume this Lease must be in writing addressed to Landlord and, in Landlord’s business judgment, all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied:

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(i) The trustee or the debtor-in-possession has cured or has provided to Landlord adequate assurance, as defined in this subsection, that:

(a) It will cure all monetary defaults under this Lease within ten (10) days from the date of assumption; and

(b) It will cure all nonmonetary defaults under this Lease within thirty (30) days from the date of assumption;

(ii) The trustee or the debtor-in-possession has compensated Landlord, or has provided Landlord with adequate assurance, as hereinafter defined, that within ten (10) days from the date of assumption Landlord will be compensated for any pecuniary loss it has incurred arising from the default of Tenant, the trustee, or the debtor-in-possession, as recited in Landlord’s written statement of pecuniary loss sent to the trustee or debtor-in-possession; and

(iii) The trustee or the debtor-in-possession has provided Landlord with adequate assurance of the future performance of each of Tenant’s obligations under this Lease; provided, however, that

(a) From and after the date of assumption of this Lease, it shall pay all monetary obligations, including the Base and Additional Rent payable under this lease in advance in equal monthly installments on each date that such Rents are payable;

(b) It shall also deposit with Landlord, as security for the timely payment of Rent, an amount equal to two (2) months’ Base Rent and other monetary obligations payable under this Lease:

(c) If not otherwise required by the terms of this Lease, it shall also pay in advance, on each day that any installment of Base Rent is payable, one-twelfth of Tenant’s annual tax, escalation and other obligations under this Lease, if any; and

(d) The obligations imposed upon the trustee or the debtor-in-possession will continue for Tenant after the completion of bankruptcy proceedings.

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(iv) For purposes of this subsection, “adequate assurance” means that:

(a) Landlord reasonably determines that the Tenant, trustee or the debtor-in-possession has, and will continue to have, sufficient unencumbered assets, after the payment of all secured obligations and administrative expenses, to assure Landlord that the trustee or the debtor-in-possession will have sufficient funds timely to fulfill Tenant’s obligations under this Lease and to keep the Premises properly staffed with sufficient employees to conduct a fully operational, actively promoted business in the Premises; and

(b) An order shall have been entered segregating sufficient cash payable to Landlord and/or valid and perfected first lien and security interest shall have been granted in property of Tenant, trustee, or debtor-in-possession which is acceptable in value and kind to Landlord, to secure to Landlord the obligation of Tenant, trustee or debtor-in-possession to cure all monetary and nonmonetary defaults under this Lease within the time periods set forth above.

19.1.3 In the event this Lease is assumed by a trustee appointed for Tenant or by Tenant as debtor-in-possession under the provisions of subsection 19.1.2 above and, thereafter, Tenant is either adjudicated a bankrupt or files a subsequent petition for arrangement under Chapter 11 of the Bankruptcy Code, then Landlord may, at its option, terminate this Lease and all the Tenant’s right under it, by giving written notice of Landlord’s election so to terminate.

19.1.4 If the trustee or the debtor-in-possession has assumed this Lease, pursuant to subsection 19.1.1 or 19.1.2. above and desires, to assign or to elect to assign Tenant’s interest under this Lease or the estate created by that interest to any other person, such interest or estate may be assigned only if the intended assignee has provided adequate assurance of future performance, as defined in this subsection 19.1.4, of all of the terms, covenants and conditions of this Lease. For the purposes of this subsection 19.1.4, “adequate assurance of future performance” means that Landlord has ascertained that each of the following conditions has been satisfied:

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(i) The assignee has submitted a current financial statement, audited by a certified public accountant, which shows a net worth and working capital in amounts reasonably determined by Landlord to be sufficient to assure the future performance by the assignee of the tenant’s obligations under this Lease;

(ii) If reasonably requested by Landlord, the assignee will obtain guarantees, in form and substance satisfactory to Landlord, from one or more persons who satisfy Landlord’s standards of credit worthiness; and

(iii) Landlord has obtained consents or waivers from any third parties which may be required under any lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, to enable Landlord to permit such assignment.

19.1.5 When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Premises, it is agreed that such charges will not be less than the Base Rent as defined in this Lease, plus additional rent and other monetary obligations of Tenant included herein,

19.1.6 Neither Tenant’s interest in this Lease nor any estate of Tenant created in this Lease shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, nor otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant, unless Landlord consents in writing to such transfer. Landlord’s acceptance of rent or any other payments from any trustee, receiver, assignee, person or other entity will not be deemed to have waived, or waive, either the requirement of Landlord’s consent or Landlord’s right to terminate this Lease for any transfer of Tenant’s interest under this Lease without such consent

ARTICLE 20. TRASH.

20.1 No trash or refuse shall be permitted anywhere outside the Building by Tenant except in enclosed containers.

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ARTICLE 21. MAINTENANCE AND CARE.

21.1 Acceptance. Tenant acknowledges that it has examined the Premises before taking possession hereunder. Except as otherwise provided herein, Tenant is accepting the Building and Premises in “As Is:” condition.

21.2 Maintenance and Repair by Tenant. Tenant shall be responsible for all non-structural maintenance and repairs to the Premises of whatever kind or nature, including those with respect to the ventilation and air conditioning systems. Tenant shall keep all fixtures and the non-structural components of the Building, including, without limitation, the mechanical systems, life safety systems, plumbing, lighting, heating, air conditioning, ventilation, electricity, interior walls, ceilings, floors, windows, doors, landscaping, driveways, parking lots, and loading doors in good repair and operating condition.

21.3 Landlord Representation. Landlord represents and warrants that to the best of its knowledge, all fixtures, the structural support elements of the Building and the nonstructural components of the Building, including, without limitation, the mechanical systems, life safety systems, plumbing, lighting, heating, air conditioning, ventilation, electricity, walls (interior and exterior), foundations, ceilings, beams, roofs (interior and exterior), floors, windows, doors, landscaping, driveways, parking lots, and loading doors of the Building, on the date of this Lease, are in good repair and operating condition.

Tenant will keep the interior of the Building in good repair and free from filth, overloading, danger of fire or any pest or nuisance, and repair and/or replace any damage or breakage done by Tenant or Tenant’s agents, employees, or invitees. To the extent that a repair to the interior of the Building or any equipment therein is covered by warranty granted to Landlord (if any), Landlord will make every reasonable effort to enforce that warranty on behalf of Tenant to effectuate said repair. Otherwise, Tenant shall be responsible for all repairs to the interior of the Building and to Tenant’s equipment contained therein, except as specifically set forth herein. Tenant shall be responsible for the repair and replacement of all glass and plate glass on the Premises, including damage done to the Premises by Tenant’s equipment or installations.

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In the event Tenant fails to maintain the interior of the Building as provided for herein, Landlord shall have the right, but not the obligation, to perform such maintenance and repair as is required of Tenant in which event Tenant shall promptly reimburse Landlord for its costs in providing such maintenance or repairs together with a ten (10%) percent charge for Landlord’s overhead.

21.4 Maintenance and Repair by Landlord. Landlord shall be responsible for all maintenance and repairs to the structure of the Building, including but not limited to steel frame, footings, floor slabs, exterior walls, roof and roofing, outside main sprinkler line repairs (provided same was not damaged due to Tenant’s negligence) and any air conditioning (HVAC) or heating unit replacement. Landlord shall keep the structure of the Building in good working order, condition and repair comparable to similar industrial buildings in Suffolk County, New York. In the event Tenant requests Landlord to replace the air conditioning (HVAC) and/or heating unit then all costs associated therewith shall be assessed to Tenant and amortized pro rata over the remaining period of this Lease.

21.5 Additional Improvements. Except with the prior written consent of Tenant or in connection with fulfilling Landlord’s express obligations hereunder, which consent may be granted or withheld in Tenant’s sole discretion, Landlord shall not be permitted to construct any additional improvements on or to the Premises, this Lease granting Tenant sole and exclusive possession of the Premises except as otherwise expressly provided herein.

ARTICLE 22. ALTERATIONS AND ADDITIONS, MECHANICS’ LIENS.

22.1 Alterations or Improvements. Tenant shall not make any alterations or improvements to the Premises without the prior written consent of Landlord such consent not to be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant shall not make any external additions on the Premises (meaning those additions that are outside of the exterior walls of the Building) without the prior written consent of the Landlord, which consent may be withheld in Landlord’s sole discretion. Alterations or improvements made by either of the parties upon the Premises, except furniture, machinery, goods, wares, inventory, personal property, trade fixtures

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and equipment placed in the Premises, including raised flooring, any suspended or wall mounted lighting fixtures and video or computer screens (collectively, “Tenant’s Removable Property”) and for fixtures added to the Premises by Tenant at its expense and designated by Tenant as removable by written notice to Landlord prior to such addition (“Removable Fixtures”), shall be and become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or termination of this Lease, without disturbance, molestation, injury or damage. Notwithstanding anything to the contrary herein, Tenant shall not be obligated to remove or restore any alteration or improvement to the Premises at any time, except to the extent Landlord elects in writing at the time of giving its consent to a Tenant alteration or improvement, to require Tenant to remove and restore such Tenant alteration or improvement at the end of the Term. Tenant shall have the right, at any time, to remove Tenant’s Removable Property from the Premises. In the event damage to the Premises shall be caused by moving Tenant’s Removable Property in or out of the Premises, said damage shall be promptly repaired at the cost of Tenant.

22.2 Permitted Alterations. Anything to the contrary contained in the preceding subsection notwithstanding, Tenant may make interior, non-structural alterations within the Premises without Landlord’s consent provided that the fair market value cost of such alterations do not exceed One Hundred Thousand ($100,000.00) Dollars in any one (1) calendar year

22.3 Requirements for Structural Changes. Each alteration or improvement to the Premises that requires Landlord’s consent hereunder (each, for purposes of this Section 22.3, a “Structural Change”) shall be subject to the following requirements:

22.3.1 Each Structural Change shall be made under the supervision of an architect or engineer selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed; and shall be made in accordance with detailed plans and specifications prepared by such architect or engineer. Copies of all such plans and specifications shall be delivered by Tenant to Landlord, and shall be subject to Landlord’s prior approval, not to be unreasonably withheld or delayed.

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22.3.2 If the estimated cost of any proposed Structural Change shall be One Hundred Fifty Thousand ($150,000.00) Dollars, or more, Tenant, upon request of Landlord, at Tenant’s sole cost and expense, shall, before commencing the same, furnish to Landlord a surety company bond, issued by a surety company approved by Landlord in an amount equal to the estimated cost of such change or alteration, or shall furnish to Landlord other security reasonably satisfactory to Landlord, in each case guaranteeing to Landlord the completion of the proposed change or alteration within a reasonable time, free and clear of all Liens, and other claims and charges in accordance with any plans or specifications, therefor approved by Landlord in such instances where Landlord’s approval is required, or with any contract between Tenant and a general contractor engaged by it which incorporates such plans and specifications.

22.3.3 No Structural Change shall be made unless Tenant first obtains the written consent thereto of Landlord’s Mortgagee, if any, if such consent is required under such Landlord’s Mortgage. In the event such consent is required by Landlord’s Mortgagee, Landlord shall notify Tenant, in writing, of such requirement and of the name and address of such mortgagee and shall reasonably cooperate with Tenant in obtaining such consent.

22.3.4. Tenant shall reimburse Landlord for all reasonable fees and expenses of architects, engineers and attorneys employed by Landlord in connection with the review or approval of any plans, agreements or documents in connection with any Structural Change.

22.4 Requirements for All Alterations. Tenant covenants and agrees that no change or alteration to the Premises will be made except in compliance with, and Tenant hereby covenants with, each and all of the following provisions:

22.4.1. All changes and alterations shall be made with reasonable diligence and dispatch (subject to unavoidable delays) in a good and workmanlike manner.

22.4.2. Before any changes or alterations are begun, Tenant shall procure, at its own sole cost and expense, all necessary licenses, permits, approvals and authorizations from all

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tribunals. Upon Tenant’s request, Landlord shall join in the application for such licenses, permits, approvals and authorizations whenever such action is necessary.

22.4.3. All changes and alterations shall be made in compliance and conformity with all applicable Laws and with all applicable licenses, permits, authorizations and approvals of all tribunals, as well as those of the National and Local Boards of Fire Underwriters, or any other body or bodies exercising similar functions.

22.4.4. In making changes and alterations, Tenant shall not violate the terms or conditions of any insurance policy affecting or relating to the Premises.

22.4.5. Promptly after the completion of any changes or alterations, Tenant shall procure, at Tenant’s sole cost and expense, all such approvals by tribunals and insurance organizations as may be required, and on written demand, shall promptly deliver photocopies thereof to Landlord.

22.4.6. No changes or alterations shall be made which would render title to the Premises or any part thereof unmarketable, or which would reduce the value of the Premises below the value thereof immediately prior thereto.

22.4.7. Following the completion of all such work or alterations, upon request, Tenant shall deliver to Landlord proper waivers of the right to file mechanic’s liens from all contractors, subcontractors or materialmen to be employed in connection with such changes and alterations.

22.4.8. Tenant shall maintain in force (and require its contractors and subcontractors to take out and maintain in force) Workers Compensation and public liability insurance in amounts which Landlord may reasonably require, naming Landlord and Landlord’s mortgagee as additional parties insured with respect to such liability insurance policies and deliver certificates of such insurance to Landlord prior to commencement of any work.

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22.5 No Cost to Landlord. Landlord shall not be required to make any contribution to the cost of any changes or alterations or any part thereof made by Tenant, and Tenant covenants that Landlord shall not be required to pay any cost, expense or liability arising out of or in connection with or by reason of any changes or alterations made by Tenant.

22.9 Mechanic’s Liens. Tenant shall not cause nor permit any mechanic’s liens or other liens to be placed upon the Premises and in case of the filing of any such lien or claim therefor, Tenant shall promptly discharge same; provided, however, that Tenant shall have the right to contest the validity or amount of any such lien provided Tenant has posted security with Landlord, which security, in Landlord’s reasonable judgment, must be adequate to pay and discharge any such lien in full plus Landlord’s reasonable estimate of its legal fees. Tenant agrees to pay all reasonable legal fees or disbursements and other costs incurred by Landlord because of any mechanic’s or other liens attributable to Tenant being placed upon the Premises.

ARTICLE 23. DEFAULT AND REMEDIES.

23.1 Defaults. Anyone or more of the following events shall be deemed a “Default” or collectively “Defaults”:

23.1.1 Tenant shall at any time fail to pay punctually and in full any item of Rent within ten (10) business days after written notice of such failure from Landlord.

23.1.2 Tenant shall fail to keep, perform or observe any other covenant, agreement, condition or undertaking hereunder and shall fail to remedy such default within thirty (30) days after written notice thereof has been mailed by Landlord to Tenant; or if such default is one that will take longer than thirty (30) days to remedy, Tenant fails to commence curing such default within thirty (30) days and/or fails diligently to pursue such cure to completion.

23.1.3 If either (a) a proceeding is commenced on a petition for relief filed by or against Tenant (as debtor) under any debtor relief law, which is not vacated, stayed or dismissed within thirty (30) days thereafter; or (b) Tenant should seek or consent to an acquiescence in the appointment of any trustee, receiver or liquidator of Tenant, as to any substantial portion of its

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assets or of the business conducted by Tenant in the Premises; or (c) within sixty (60) days after the appointment of any trustee, receiver or liquidator of Tenant or of the business conducted by Tenant at the Premises, such appointment shall not have been vacated or stayed on appeal; or (d) Tenant shall make an assignment for the benefit of creditors; or (e) Tenant shall admit in writing its inability to pay debts generally as they become due; or (f) Tenant shall become insolvent (as defined in the New York Uniform Commercial Code).

23.1.4 If Tenant is in Default in the payment of Rent more than seven (7) times in any twelve (12) month period cumulatively under this Lease, the Lease Agreement dated July 2, 2008, between Atlantic Lakeside Properties, Inc. and Cellu Tissue – Thomaston, LLC (the “Thomaston Lease”) and the Lease Agreement dated July 2, 2008, between Atlantic Long Island Properties, Inc. and Cellu Tissue – Hauppauge, LLC (the “Gilpin Lease”), then, upon the eighth such Default in the payment of Rent, Tenant shall be considered to be in Default under this Lease, the Thomaston Lease and the Gilpin Lease; provided that, all references to the Thomaston Lease and/or the Gilpin Lease, as the case may be, in this Article shall be deleted if such property(ies) is/are no longer leased by Cellu Tissue – Hauppauge, LLC. (or its affiliated entities) from Atlantic Lakeside Properties LLC (or its affiliated entities). For purposes of this Lease, “affiliate” means with respect to any person or entity, any other person or entity controlling or controlled by or under common control with such person or entity.

Notwithstanding the above, the cumulative late payments shall not prohibit or in any manner permit Tenant to not pay rent within (10) ten calendar days of receipt of notice of non-payment from Landlord. In the event payment of rent on any lease is not made by the tenth (10th) calendar day after notice from Landlord, then Tenant shall be in Default and Landlord may enforce any and all rights under the lease with regard to that leased premises.

23.2 Remedies of Landlord. Upon a Default, Landlord shall have the right, without further notice or demand, to re-enter and take exclusive possession of the Premises, with or without force or legal process, and to refuse to allow Tenant to enter the same or have possession

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thereof; to change the locks on the doors to the Premises; all without being liable to Tenant for any damages or to any prosecution therefore; and

23.2.1 As agent of Tenant to reasonably relet the Premises for the balance of the Lease Term or for a shorter or longer term and receive the rents therefor, applying them first to the payment of damages suffered to the Premises and rents due and to become due under this Lease, Tenant remaining liable for and hereby agreeing to pay Landlord any deficiency; or

23.2.2 To cancel and terminate the remaining term of this Lease, re-enter and take possession of the Premises free of this Lease and thereafter this Lease shall be null and void and the Rents in such case shall be apportioned and paid on and up to the date of such entry. Thereafter both parties shall be released and relieved from any and all obligations thereafter to accrue hereunder. Tenant shall be liable for all reasonable loss and damage resulting from such Default; or

23.2.3 To treat such Default as an anticipatory breach of this Lease and, as liquidated damages for such Default, be entitled to the difference, if any, at the time of such termination for anticipatory breach represents the then present worth (computed at seven (7%) percent per year) of the excess aggregate Rent payable hereunder that would have accrued over the balance of the then current Initial or Option Term of the Lease, had such term not been prematurely terminated, over the aggregate market rental value of the Premises over the then current Initial or Option Term that the Lease would have run had it not been prematurely terminated.

23.3 Landlord’s Rights to Cure. Landlord may, but shall not be obligated to, cure any Default by Tenant; and whenever Landlord so elects, all reasonable costs and expenses paid by Landlord in curing such Default, including without limitation reasonable attorneys’ fees, shall be Rent due on the next rent date after such payment, together with interest at the rate equal to the prime rate of interest from the date of the advance to the date of repayment by Tenant to Landlord.

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23.4 Remedies Cumulative. All rights and remedies provided in this Lease for the protection of Landlord and Tenant shall be cumulative and in addition to any other rights and remedies provided by law.

23.5 No Waiver. A waiver by Landlord or Tenant of a breach or default by the other, under the terms and conditions of this Lease shall not be construed to be a waiver of any subsequent breach or default nor of any other term or condition of this Lease, and the failure of Landlord or Tenant to assert any breach or to declare a default by the other shall not be construed to constitute a waiver thereof so long as such breach or default continues unremedied.

23.6 No Reinstatement. No receipt of money by Landlord from Tenant after the expiration or termination of this Lease or after the service of any notice, or after final judgment for possession of the Premises shall reinstate, continue or extend the Lease Term or affect any such notice, demand or suit.

ARTICLE 24. LIENS; LANDLORD LIEN WAIVER.

24.1 Liens. Except as provided in Article 11, Tenant shall not create or permit to be created or to remain, any mortgage (other than Landlord’s Mortgage), security agreement, conditional bill of sale, chattel mortgage or otherwise, which might or does constitute a lien, encumbrance or charge upon the Premises, or any part thereof, having a priority or preference over or ranking on parity with the estate, rights or interest of Landlord in the Premises or any part thereof.

24.2 Landlord Waiver. To the extent possible under applicable law, Landlord hereby waives: (i) any lien for base rent in Landlord’s favor and (ii) any security interest (a) for all base rentals or other sums of money becoming due hereunder from Tenant or (b) upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant, including, without limitation, Tenant’s Removable Property, situated on the Premises. Landlord further waives any right it might have to Tenant’s property under the Uniform Commercial Code. Upon written request by Tenant, Landlord shall execute, within ten (10) days of

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receipt of such request, a customary form of landlord lien waiver and access agreement in favor of any lender or equipment lessor of Tenant, which document shall include a waiver of Landlord’s right in all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant, including, without limitation, Tenant’s Removable Property situated on the Premises and a license to enter the Premises to remove all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant, including, without limitation, Tenant’s Removable Property. Landlord has executed and delivered a Lien Waiver between Landlord and JPMorgan Chase Bank, N.A., a copy of which is attached hereto as Exhibit D.

ARTICLE 25. SURRENDER OF THE PREMISES.

25.1 Expiration of Term. On the last day of the Lease Term or upon any earlier termination of this Lease, Tenant shall, without fraud or delay, surrender and deliver the Premises to Landlord, broom clean and in good order, condition and repair, ordinary wear and tear, casualty, loss, condemnation, permitted alteration and damaged caused by the negligence or willful misconduct of Landlord or the Landlord’s breach of its obligations hereunder excepted, free and clear of all sublettings, occupancies, persons or tenants in possession.

25.2 Removal of Property. At the expiration or sooner termination of the Lease Term, Tenant may remove from the Premises all Tenant Removable Property and Removable Fixtures, and shall repair any damage caused by such removal.

ARTICLE 26. INSURANCE.

26.1. Insurance. Tenant, at its own sole cost and expense, shall, throughout the Lease Term, procure and maintain:

26.1.1 Comprehensive general public liability insurance against claims for bodily injury, death or property damage occurring upon, in or about the Premises, such insurance to afford immediate protection at the Commencement Date to the limit of not less than Five Million ($5,000,000.00) Dollars in respect of bodily injury or death to any one person, and to the limit of not

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less than Five Million ($5,000,000.00) Dollars in respect of anyone accident, and to the limit of not less than Five Million ($5,000,000.00) Dollars for property damage and such protection shall continue at not less than said limited until reasonably required to be changed by Landlord in writing by reason of changed economic conditions making such protection inadequate.

26.1.2 lnsurance against loss by fire, including vandalism, in amount of the full replacement cost of the Premises.

26.1.3 In the event Tenant performs construction to or alterations of the Premises, such other insurance and in such amounts as may, from time to time, be reasonably required by Landlord or Landlord’s Mortgagee against other insurable hazards which at the time are commonly insured against in the case of construction and alteration of buildings and/or in the case of premises similarly situated, due regard being or to be given to the height or type of building, its location, construction, use and occupancy.

26.2 Named Insureds. All policies of insurance provided for or contemplated by this Lease shall name Landlord, Tenant and Landlord’s Mortgagee(s) as the insureds or additional insureds, as their respective interests may appear.

26.3 Types of Policies. All insurance provided for in this Section 26 shall be effected under valid and enforceable policies, in such forms and, where not expressly provided for above, in such amounts, as may from time to time be reasonably satisfactory to Landlord or Landlord’s Mortgagee and which at the time are customary for buildings and/or in the case of premises similarly situated, due regard being or to be given to the height or type of building, its location, construction, use and occupancy, issued by insurers with general policyholder’s rating of not less than A as rated in the most current available “Best’s lnsurance Reports” qualified to do business in the State of New York. Within thirty (30) days after obtaining any such insurance, Tenant shall cause a certificate thereof to be delivered to Landlord and/or Landlord’s Mortgagee.

26.4 Required Provisions. All policies of insurance provided for in this Article 26 shall, to the extent obtainable, contain clauses or endorsements to the effect:

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26.4.1 That no act, omission, or negligence of Tenant, or anyone acting for Tenant, which might result in a forfeiture of such insurance or any part thereof, shall in any way affect the validity and, enforceability of such insurance insofar as Landlord and Landlord’s Mortgagee are concerned; and

26.4.2 That such policies shall not be canceled without at least thirty (30) days prior written notice to Landlord and Landlord’s Mortgagee; and

26.4.3 That neither Landlord nor Landlord’s Mortgagee shall be liable for any premiums thereon or subject to any assessments therefor.

26.5 Waiver of Subrogation. Neither Landlord nor Tenant shall be liable to the other for any loss or damage to the Premises or other property or injury to or death of persons occurring on the Premises or in any manner growing out of or connected with Landlord’s or Tenant’s use and occupation of the Premises or the condition thereof, whether or not caused by the negligence or other fault of Landlord, Tenant or their respective agents, employees, subtenants, licensees, invitees or assignees; provided, however, that this release (i) shall apply only to the extent that such loss or damage is covered by insurance which protects Landlord or Tenant or both of them as the case may be; (ii) shall not be construed to impose any other or greater liability upon either Landlord or Tenant than would have existed in the absence hereof; and (iii) shall be in effect only to the extent and so long as the applicable insurance policies provide that this release shall not affect the right of the insureds to recover under such policies, which clauses shall be obtained by the parties hereto whenever available.

26.6 Indemnification of Landlord. Tenant shall indemnify and defend Landlord, its employees and agents and save them harmless from and against any and all loss and against all claims, actions, damages, liability and expense in connection with loss of life, bodily and personal injury or damage to the Premises arising from the conduct or management of or from any work or other activity whatsoever done in, on or about the Premises by Tenant or any of its agents, employees, subtenants, licensees, invitees or assignees, except to the extent that such liability, claims, actions, damages and expenses arise from any acts, omissions or negligence by Landlord

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or its agents, employees, licensees, invitees or assignees. Tenant assumes all risks of and Landlord shall not be liable for injury to person or damage to property resulting from the condition of the Premises or from the bursting or leaking of any and all pipes, utility lines, connections, or air conditioning or heating equipment in, on or about the Premises, or from water, rain or snow which may leak into, issue or flow from any part of the Building except if due to the acts, omissions or negligence of Landlord, its employees or agents including any Landlord breach of this Lease.

26.7 Indemnification of Tenant. Landlord shall indemnify and defend Tenant, its employees and agents and save them harmless from and against any and all loss and against all claims, actions, damages, liability and expense in connection with loss of life, bodily and personal injury or damage to the Premises arising from the conduct or management of or from any work or other activity whatsoever done in, on or about the Premises by Landlord or its agents, employees, subtenants, licensees, invitees or assignees, except to the extent that such liability, claims, actions, damages and expenses arise from any acts, omissions or negligence by Tenant or any of its agents, employees, subtenants, licensees, invitees or assignees.

26.8 Survival. The provisions of Sections 26.6 and 26.7 shall survive the expiration or termination of this Lease.

ARTICLE 27. EXCULPATION.

27.1 Notwithstanding anything to the contrary herein, Tenant shall look solely to the estate and property of Landlord in the Premises (including the rental receipts therefrom and the proceeds from insurance, condemnation awards or the sale thereof) for the satisfaction of Tenant’s remedies for the collection of a judgment (or judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies.

ARTICLE 28. INTENTIONALLY OMITTED.

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ARTICLE 29. INTENTIONALLY OMITTED.

ARTICLE 30. HAZARDOUS WASTE.

30.1 Tenant’s Representation and Indemnity. “Hazardous Substance” shall mean any hazardous, toxic, septic, radioactive, explosive or carcinogenic material and any other substances so defined or regulated by the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended or any other federal, state or local law regulating hazardous or toxic substances or materials (collectively, “Environmental Laws”). Tenant shall during the Lease Term (a) keep the Premises free of contamination of any Hazardous Substance caused by the acts or omissions of Tenant, its employees, agents and invitees, (b) shall prevent any discharge, spillage or uncontrolled loss of oils or petroleum or Hazardous Substances, upon, under or within the Premises and contiguous real estate caused by the acts or omissions of Tenant, its employees, agents and invitees, (c) shall not be involved in the operation at or near the Premises which would reasonably be expected to lead to the imposition or creation of a lien on the Premises under any Environmental Laws, (d) shall not use the Premises as a disposal site or as a processing plant for Hazardous Substances, and (e) shall cause all oil and/or gas burners, incinerators, furnaces and other fuel burning devices at the Premises to comply with law and maintain appropriate operating permits, except to the extent such obligations are the obligations of Landlord under the other provisions of this Lease. Tenant shall defend, indemnify and hold Landlord harmless from and against any and all claims, loss, cost, damage, liability and expenses, including, without limitation, reasonable attorneys fees and disbursements, suffered by Landlord, arising out of or in any way related to a breach of the aforesaid representations and warranties.

30.2 Right to Use. Anything to the contrary contained herein notwithstanding, provided Tenant shall fully comply with all Environmental Laws, Tenant shall have the right to: (a) keep and utilize in or about the Premises, products, which contain Hazardous Substances which are utilized for ordinary cleaning and office and warehouse operations; (b) store any of its inventory which may, contain quantities of Hazardous Substances which inventory shall remain in individual

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containers or in its original packaging; (c) keep and utilize in or about the Premises Hazardous Substances that are used in the ordinary course of Tenant’s business.

30.3 No Tenant Liability. Anything to the contrary contained herein notwithstanding, Tenant shall have no liability of any kind to Landlord or any third party as to Hazardous Substances on the Premises caused or permitted by: (i) Landlord, its agents, employees, contractors or invitees; or (ii) any other past or future tenants in the Premises or the Building, their agents, employees, contractors, subtenants or invitees; or (iii) any other person or entity on property located outside the Premises whether on contiguous real estate or otherwise. Landlord shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances in, on or under the Premises prior to the commencement of the Lease Term. Landlord shall not use, generate, store, dispose of or release any hazardous substance in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) during the Lease Term in violation of applicable law and shall promptly, at Landlord’s expense, comply with all applicable laws and take all investigatory and/or remedial action reasonably required by applicable law for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Landlord, or pertaining to or involving any Hazardous Substance used, generated, stored, disposed of or released, in, onto or from the Premises prior to the Lease Term or during the Lease Term by or for Landlord in violation of applicable law or this Lease. Tenant shall cooperate in any such activities at the request of Landlord, including allowing Landlord and Landlord’s agents to have reasonable access to the Premises at reasonable times in order to carry out Landlord’s investigative and remedial responsibilities, provided that such actions shall not interfere with the conduct of Tenant’s business on the Premises.

30.5 Survival. The provisions of this Article 30 shall survive the expiration or termination of this Lease.

ARTICLE 31. SECURITY DEPOSIT.

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31.1 Tenant has deposited with Landlord the sum of Fifty Seven Thousand Five Hundred ($57,500.00) Dollars (to be adjusted to reflect one (1) month’s base rent for each Option Term) (the “Security Deposit”) to secure the performance and observance by Tenant of the terms, covenants and conditions contained in this Lease which are the obligations of the Tenant. In the event Tenant is in Default hereunder, including with respect to the payment of Rent, Landlord may use, apply or retain the whole or any portion of the Security Deposit to the extent required for the payment of any Rent or any other sum as to which Tenant is in default or for any sum which Landlord may reasonably expend by reason of Tenant’s Default. In the case of every such use, application or retention of any such sum, Tenant shall, on demand, pay to Landlord the sum so used, applied or retained which shall be added to the unused portion of the Security Deposit so that the amount of the Security Deposit shall be the amount required by the first sentence of this Article. The Security Deposit or the unused portion thereof shall be returned to Tenant promptly after the expiration or earlier termination of the Term and after delivery of exclusive possession of the Premises to Landlord. In the event of a sale of the Premises by the Landlord, Landlord shall transfer the Security Deposit to the vendee and, upon doing so, Landlord shall ipso facto be released by Tenant from all liability for the return of the Security Deposit, and Tenant agrees to look solely to the new landlord for the return of the Security Deposit. The provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the moneys deposited as security and that neither Landlord nor is successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ARTICLE 32. INTENTIONALLY OMITTED.

ARTICLE 33. INTENTIONALLY OMITTED.

ARTICLE 34. AMERICANS WITH DISABILITIES ACT.

34.1 To the extent required by law, Tenant shall make all changes and modifications to the Premises required by the Americans with Disabilities Act, Title III (“ADA”) that are required as a result of any alterations, additions or improvements made to the Premises by Tenant.

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ARTICLE 35. AUTHORITY.

35.1 Each of Landlord and Tenant hereby represent and warrant to the other that it has full legal right, power and authority to enter into this Lease and the person acting for Landlord or Tenant, as applicable, hereunder is authorized to execute and deliver this Lease.

ARTICLE 36. INTENTIONALLY OMITTED.

ARTICLE 37. MODIFICATION OF MORTGAGE.

37.1 If, in connection with obtaining financing or refinancing for the Premises form a part, a banking, insurance or other institutional lender shall request reasonable modifications to this Lease as a condition to such financing or refinancing, Tenant will not withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect the leasehold interest hereby created.

ARTICLE 38. LIMITATION ON RENT.

38.1 If at the commencement of, or at any time during the Lease Term, the rent reserved in this Lease is not fully collectable by reason of any Federal, State, County, or City law, proclamation, order regulation, or direction of a public officer or body pursuant to law, Tenant agrees to take such steps as Landlord may reasonably request to permit Landlord to collect the maximum rents which may be legally permissible from time to time during the continuance of such legal rent restriction (but not in excess of the amounts reserved therefore under the Lease). Upon the termination of such legal rent restriction, Tenant shall pay to Landlord, to the extend permitted by law, an amount equal to (a) the total amount of the rents payable during the period of such legal restriction less (b) the rents paid by Tenant to Landlord during the period such legal rent restriction was in effect.

ARTICLE 39. INTERRUPTION OF SERVICES.

39.1 Landlord reserves the right to stop the service of the electrical, plumbing or other mechanical systems or facilities in the Building when necessary by reason of emergency or for

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repairs required hereunder until said emergency shall have ceased and/or repairs shall have been completed, provided, that, in exercising such rights, Landlord shall provide reasonable prior notice to Tenant (except in the case of an emergency) and shall use best efforts not to interfere with Tenant’s use and enjoyment of the Premises or Tenant’s business operations thereat. The exercise of such right by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any compensation or to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant’s business, or otherwise provided, that if such interruption shall continue for three (3) business days, then Tenant shall be entitled to an equitable abatement of Rent, based on the nature and duration of the service interruption, the area of the Premises affected, and the then current Rent amounts, for the period that shall begin on the commencement of such service interruption and that shall end on the day such service interruption shall cease. If any such service interruption shall continue for at least thirty (30) days, Tenant shall have the right to terminate this Lease upon ten (10) days’ prior written notice to Landlord (provide that such notice shall be null and void, and of no force and effect, if such service interruption ceases within such 10-day period).

ARTICLE 40. FLOOR LOADS.

40.1 Tenant shall not place a load upon any floor of the Building exceeding the floor load per square foot area which it was designated to carry and which is allowed by law. Tenant has been advised that Landlord makes no representation as to the load bearing capacity of the structure. Any and all equipment and/or machinery installed by Tenant in the Premises will not at any time be in violation of existing laws affecting the Premises or in violation of the Certificate of Occupancy issued for the Building of which the Premises are a part.

ARTICLE 41. EXTERMINATION.

41.1 Tenant, at its sole cost and expense, shall maintain all extermination services as are necessary to keep the interior of the Building free of pests and vermin at all times. In furtherance, and not in limitation of the foregoing, Tenant hereby agrees to promptly enter into

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(and keep in full force and effect throughout the Lease Term) a full-service preventative extermination contract with a licensed pest-control operator reasonably acceptable to Landlord to keep the interior of the Building at all times free from vermin. Without limiting the generality of the foregoing, if the interior of the Building (or any portion thereof) at any time becomes infested with vermin, Tenant shall, at Tenant’s sole cost and expense, cause the same to be exterminated from time to time, to the reasonable satisfaction of Landlord. Tenant shall cause any such vermin to be exterminated immediately upon discovery of such vermin or immediately upon notice thereof from Landlord.

ARTICLE 42. TENANT’S RIGHT TO CURE.

42.1 Tenant shall provide Landlord with notice of Landlord’s failure to perform any of its obligations under this Lease (a “Landlord Default”). If Landlord fails to cure such Landlord Default within thirty (30) days after receipt of Tenant’s notice, Tenant may, but is not obligated to, cure such Landlord Default in place of Landlord. Any reasonable costs which Tenant or any third-party engaged by Tenant incurs as a result of such cure, plus a ten percent (10%) charge for Tenant’s overhead, shall be paid by Landlord upon demand and, if not so paid, shall be set off against installment(s) of Rent next coming due.

ARTICLE 43. MISCELLANEOUS PROVISIONS.

43.1 Brokers. Landlord and Tenant represent one to the other that it has dealt with no broker or agent with regard to this Lease who might claim or be entitled to any commission or other compensation from Landlord; and Tenant and Landlord hereby agree to indemnify and hold the other harmless from all claims by any broker with regard to this Lease arising out of dealings with the party from whom indemnification is sought.

43.2 Successor Landlord. In case Landlord (herein called the “Conveying Landlord”) shall convey or otherwise dispose of its interest in the Premises and turn over to the transferee any funds held by it hereunder in which Tenant has an interest, all liabilities and obligations on the part of the Conveying Landlord under this Lease accruing after such conveyance or disposal shall

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terminate upon such conveyance or disposal, and, thereafter all such liabilities and obligations shall be binding upon only the new owner of the Premises and the Conveying Landlord will thereby be released and discharged from any such liabilities and obligations.

43.3 Application of Funds on Default. If this Lease shall terminate as a result of or while there exists a Default hereunder, any funds then held by Landlord in which Tenant has an interest may be applied by Landlord to any damages payable by Tenant (whether provided for herein or by Law) as a result of such Default.

43.4 Survival of Obligations. All obligations of the parties hereto shall not survive the expiration or sooner termination of this Lease, except to the extent specifically provided to the contrary herein.

43.5 No Waiver. No waiver of any term, condition, default, or breach of this Lease, or of any document executed pursuant hereto, shall be effective unless in writing and executed by the party making such waiver; and no such waiver shall operate as a waiver of either (a) such term, condition, default, or breach on any other occasion, or (b) any other term, condition, default, or breach of this Lease or of such document. No delay or failure to enforce any provision in this Lease or in any document executed pursuant hereto shall operate as a waiver of such provision or any other provision herein or in any document related hereto. The receipt or acceptance of any payment by a party shall not be deemed to operate as a waiver of the right of such party to enforce the payment of additional amounts or obligations under this Lease by such remedies as may be appropriate, unless otherwise specifically agreed in each instance by such party. The enforcement by any party of any Right or remedy it may have under this Lease or applicable law shall not be deemed an election of remedies or otherwise prevent such party from enforcement of one or more other remedies at any time.

43.6 Consents. Whenever the consent or approval of a party is required under this Lease, such consent or approval shall not be unreasonably withheld or delayed, unless, otherwise specifically designated above as being in such party’s sole discretion.

43.7 Construction. Except as otherwise explicitly specified to the contrary or unless the

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context clearly requires otherwise, (a) the capitalized term “Section” refers to sections of this Agreement, (b) the capitalized term “Exhibit” refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof, (d) the word “including” shall be construed as “including without limitation”; and (e) all words used herein shall be construed according to their proper gender and number, as the context shall require.

43.8 Effect of Instrument. This Lease and that certain Asset Purchase Agreement dated as of July 2, 2008, between Cellu Tissue Holdings, Inc. and Landlord, Atlantic Lakeside Properties, LLC, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC and Consumer Licensing Corporation (the “Asset Purchase Agreement”) sets forth the entire understanding of the parties relating to the subject matter hereof. The Landlord and the Tenant each acknowledges and agrees that the terms and provisions of this Lease are in addition to, and are not intended to, and do not, in any way waive, modify, limit, or replace, any of the terms, provisions, rights, or remedies contained in the Asset Purchase Agreement or any document or instrument executed and delivered in connection with the Asset Purchase Agreement or the transaction contemplated therein.

Cellu Tissue Holdings, Inc. has executed a Note payable to Landlord in accordance with the Asset Purchase Agreement referred to above and in the event Cellu Tissue defaults under the terms of said Note, said default shall be deemed a default under the terms of this Lease.

43.9 Parties Bound; Amendments. All of the terms and provisions of this Lease shall be binding upon, shall inure to the benefit of, and be enforceable by and against, the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns. This Lease may be changed, amended, or terminated only by similar written instrument executed by all parties to be bound thereby.

43.10 Severability. If any provision of this Lease is held to be unlawful, invalid, or unenforceable under any present or future laws, such provision shall be fully severable; and this Lease shall then be construed and enforced as if such unlawful, invalid, or unenforceable provision had not been a part hereof. The remaining provisions of this Lease shall remain in full force and effect and shall not be affected by such unlawful, invalid, or unenforceable provision or by its

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severance herefrom, provided, however, if the invalidity or unenforceability of any provision shall materially deprive either party of the economic benefit intended to be conferred by this Lease, the Parties shall negotiate in good faith to revise this Lease in a manner whereby the economic effect is as nearly as possible the same as the economic effect of this Lease prior to such invalidity or unenforceability.

43.11 No Partnership or Agency Intended. Nothing in this Lease is intended, or shall in any way be construed, so as to create any form of partnership or agency relationship between the parties. The parties hereby expressly disclaim any intention of any kind to create any partnership or agency relationship between themselves. Nothing in this Lease shall be construed to make either party liable for any of the indebtedness of the other, except as specifically provided in this Lease.

43.12 Notices. Any and all notices, requests, communications, or demands required or permitted to be given pursuant to this Lease shall be in writing, and shall be delivered either (a) by hand, (b) by an established overnight delivery service, such as Federal Express, or (c) by registered or certified mail, return receipt requested, addressed as follows:

If to Landlord:

Atlantic Paper & Foil Corp. of N.Y.

P.O. Box 222144

Great Neck, NY 11022

Attn: Shaun Gabbay

with a copy to:

Steven Cohn, Esq.

1 Old County Road, Suite 420

Carle Place, New York 11514

Skadden, Arps, Slate, Meagher & Flom, LLP

Four Times Square

New York, New York 10036

Attn: Randall H. Doud

If to Tenant:

Cellu Tissue – Hauppauge LLC

c/o Cellu Tissue Holdings, Inc.

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1855 Lockeway Drive, Suite 501

Alpharetta, GA 30004

Attn: Russell Taylor

with a copy to:

Weston Presidio

Pier 1, Bay 2

San Francisco, CA 64111

Attn: R. Sean Honey and James Morrone

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

Attn: Christopher C. Henry, Esq.

or to such other address or addresses as any party may designate to the others, by notice in writing, given as above provided. Notices given by hand shall be deemed to have been given upon delivery; notices given by overnight delivery service shall be deemed to have been given on the first (1st) business day following the date of deposit with such overnight delivery service; and notices given by mail shall be deemed to have been given three (3) days after the date of mailing.

43.13 Headings Not Part of Contract. The headings preceding each Section and the Table of Contents (if any) are inserted merely as a matter of convenience and shall not be deemed to be a part of the contract terms.

43.14 Governing Law. This Lease has been accepted, executed and delivered, and is intended to be performed, in the State of New York. The rights and duties of the parties, and the validity, construction, enforcement, and interpretation of this Lease, shall be governed and construed according to the laws of such state.

43.15 Exhibits. All of the Exhibits attached to this Lease are a part of this Lease and are incorporated herein by reference as fully as if copied herein verbatim.

43.16 Further Assurances. Each of the parties, at all times and from time to time hereafter, and upon reasonable written request to do so, shall make, do, execute, deliver, or cause to be made, done, executed and delivered, all such further acts, deeds, instruments, assurances,

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and things as may be reasonably required for more effectually implementing and carrying out the true intent and meaning of this Lease.

43.17 Notice of Lease. The parties hereby agree, at the request of either, to execute, acknowledge, and deliver in recordable form a notice or memorandum of lease and such other notices as may from time to time be necessary for the protection of any interest of Landlord or Tenant.

43.18 Venue. The parties hereby agree that the only proper and convenient venue and/or jurisdiction for any litigation between them related to this Lease or the relationship of the parties as evidenced by this Lease shall be in the Supreme Court of the State of New York, Suffolk County, or the United States District Court for the Eastern District of New York.

43.19 Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed an original as against any party who signed such counterpart, and all of which together constitute one and the same instrument. This Lease shall be binding when one or more counterparts hereof, individually or taken together, shall have been signed by all of the parties shown below as signatories to this Lease; and the date of this Lease, unless otherwise indicated above, shall be the date on which the last of such signatories shall have signed one or more counterparts.

43.20 Number of Days. Except as otherwise provided in this Lease, in calculating the number of days for any purpose under this Lease, the day on which the event occurred shall be considered the first day and all days shall be counted, including Saturdays, Sundays, and holidays. However, if the final day of any time period falls on a Saturday, Sunday, or Holiday, then such final day shall be deemed the next day which is not a Saturday, Sunday, or Holiday. “Holiday” shall mean only those holidays on which commercial banks within the State of New York shall be closed for business.

43.21 Attorney’s Fees. If Landlord or Tenant brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing

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Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys’ fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, “Prevailing Party” shall mean the party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other party of its claim or defense. The attorneys’ fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred.

43.22 Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

43.23 Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PREMISES OR ARISING OUT OF THIS LEASE.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the date and year hereinabove set forth.

TENANT:

CELLU TISSUE - HAUPPAUGE, LLC

By: Cellu Tissue Corporation – Natural Dam., its sole member

By:
Name:
Title:

LANDLORD:

ATLANTIC PAPER & FOIL CORP. OF N.Y.

By:
Name:
Title:

R&G Comments 6/10/08

EXHIBIT A

LEGAL DESCRIPTION OF PREMISES

R&G Comments 6/10/08

EXHIBIT B

PERMITTED ENCUMBRANCES

R&G Comments 6/10/08

EXHIBIT C

SNDA’s

R&G Comments 6/10/08

EXHIBIT D

LIEN WAIVER

Exhibit I-3

Form of New York Lease - Gilpin

LEASE AGREEMENT

ATLANTIC LONG ISLAND PROPERTIES, INC.

-with-

CELLU TISSUE – HAUPPAUGE, LLC

PREMISES:

50 GILPIN AVENUE, HAUPPAUGE, NEW YORK 11788

LEASE AGREEMENT

THIS LEASE AGREEMENT (the “Lease”) is dated this 2nd day of July 2008, by and between ATLANTIC LONG ISLAND PROPERTIES, INC., a New York corporation with an address at P.O. Box 222144, Great Neck, NY 11022, and CELLU TISSUE - HAUPPAUGE, LLC, a Delaware limited liability company, with an address at 1855 Lockeway Drive, Suite 501, Alpharetta, GA 30004.

ARTICLE 1. DEFINITIONS

As used in this Lease, the following terms shall have the meanings ascribed below, which are in addition to other terms defined in this Lease:

1.1. “Building” means the building located on the Premises.

1.2. “Commencement Date” means July 2, 2008.

1.3. “Initial Expiration Date” means July 2, 2010.

1.4. “Landlord” means Atlantic Long Island Properties, Inc. and its permitted successors and assigns.

1.5. “Landlord’s Mortgage” means, at any time (now or hereafter) a mortgage or deed of trust placed upon the Premises by Landlord constituting a mortgage lien and all renewals, modifications, consolidations, replacements, extensions or substitutions of any such mortgage or deed of trust.

1.6. “Landlord’s Mortgagee” means, at any time, the then holder of the indebtedness secured by Landlord’s Mortgage.

1.7. “Lease Term” means the Initial Term, First Option Term, Second Option Term and the Third Option Term, if the First Option Term, Second Option Term and Third Option Term, as applicable, to renew set forth in Article 3.2, 3.3 and 3.4 of this Lease are exercised.

1.8. “First Option Term Commencement Date” means July 2, 2010.

1.9. “First Option Term Expiration Date” means July 2, 2015.

1.10 “Second Option Term Commencement Date” means July 2, 2015.

1.11 “Second Option Term Expiration Date” means July 2, 2020.

1.10 “Third Option Term Commencement Date” means July 2, 2020.

1.11 “Third Option Term Expiration Date” means July 2, 2025.

1.12. “Premises” means the land and building described on Exhibit “A” annexed hereto and made a part hereof known as and by the street address 50 Gilpin Avenue, Hauppauge, New York 11788, together with all fixtures and other improvements now or hereafter located thereon and easements and other rights appurtenant thereto.

1.13 “Rent” means all sums, monies or payments required to be paid by Tenant to Landlord pursuant to this Lease.

1.14. “Tenant” means Cellu Tissue - Hauppauge, LLC a Delaware limited liability company and its permitted successors and assigns.

ARTICLE 2. GRANT

2.1 In consideration of the rents, covenants, agreements and conditions hereinafter provided to be paid, kept, performed and observed, and upon the following terms and conditions, Landlord leases to Tenant and Tenant hereby leases from Landlord the Premises. Tenant shall have and hold the Premises for and during the term described herein subject to the terms, covenants and conditions hereinafter set forth.

ARTICLE 3. TERM.

3.1 Initial Term. The initial term of this Lease (the “Initial Term”) shall commence on the Commencement Date and expire on the Initial Expiration Date, unless sooner terminated as hereinafter provided.

3.2 First Option Term. Provided Tenant is not in Default as provided herein, Tenant shall have the right, upon prior written notice given to Landlord no later than February 2, 2010, time being of the essence, given in accordance with the terms of this Lease (“Tenant’s First Option Renewal Notice”), to extend the term of this Lease for a five (5) year period commencing on the First Option Term Commencement Date and ending on the First Option Term Expiration Date (the “First Option Term”), on the same terms and conditions and at the rental set forth herein. Tenant’s failure to give Tenant’s First Option Renewal Notice shall be deemed an election by Tenant not to exercise the option provided herein.

3.3 Second Option Term. Provided Tenant is not in Default as provided herein, Tenant shall have the right, upon prior written notice given to Landlord no later than July 2, 2014, time being of the essence, given in accordance with the terms of this Lease (“Tenant’s Second Option Renewal Notice”), to extend the term of this Lease for one additional five (5) year period commencing on the Second Option Term Commencement Date and ending on the Second Option Term Expiration Date (the “Second Option Term”), on the same terms and conditions and at the rental set forth herein. Tenant’s failure to give Tenant’s Second Option Renewal Notice shall be deemed an election by Tenant not to exercise the option provided herein.

3.4 Third Option Term. Provided Tenant is not in Default as provided herein, Tenant shall have the right, upon prior written notice given to Landlord no later than July 2, 2019, time being of the essence, given in accordance with the terms of this Lease (“Tenant’s Third Option Renewal Notice”), to extend the term of this Lease for one additional five (5) year period commencing on the Third Option Term Commencement Date and ending on the Third Option Term Expiration Date (the “Third Option Term”), on the same terms and conditions and at the rental set forth herein. Tenant’s failure to give Tenant’s Third Option Renewal Notice shall be deemed an election by Tenant not to exercise the option provided herein.

3.5 Tenant Termination Right. Notwithstanding anything herein to the contrary, (i) during the Initial Term, Tenant shall have the right to terminate this Lease at any time, with or without cause, upon ninety (90) days’ prior written notice to Landlord and (ii) during any Option Term, Tenant shall have the right to terminate this Lease at any time, with or without cause, upon twelve (12) months’ prior written notice to Landlord. Upon such termination, provided that Tenant returns the Premises to the Landlord and is current in the payment of rent and vacates in accordance with Article 25 hereof, Tenant shall be released and discharged from all of its further obligations and liabilities under this Lease, except for obligations and liabilities related to any Default of Tenant under Article 30 hereof.

ARTICLE 4. BASE RENT.

4.1 Base Rent. During the Initial Term of this Lease, Tenant shall pay to Landlord Base Rent per annum without setoff or deduction, except as otherwise expressly provided herein, as follows:

	Annual Rent	Monthly Installments
Year 1	$310,000	$25,833.33
Year 2	$325,000	$27,083.33

Years 3 - 7 Base rent for the initial year of the First Option Term shall be determined pursuant to Article 4.2 below, with a 5% increase per annum above prior year’s rent for each year of the First Option Term thereafter.

Years 8 - 12 Base rent for the initial year of the Second Option Term shall be determined pursuant to Article 4.2 below, with a 5% increase per annum above prior year’s rent for each year of the Second Option Term thereafter.

Years 13 - 17 Base rent for the initial year of the Third Option Term shall be determined pursuant to Article 4.2 below, with a 5% increase per annum above prior year’s rent for each year of the Third Option Term thereafter.

4.2 Calculation of Base Rent for Option Terms. During the First Option Term, Second Option Term and the Third Option Term of this Lease, as provided herein:

4.2.1 The Base Rent payable by Tenant for the Premises for the initial year of the First Option Term, Second Option Term and/or Third Option Term, as the case may be, shall be equal to the greater of (a) the fair market rent value of the Premises (the “FMRV”), which shall reflect the prevailing fair market rental rate for comparable property in Suffolk County, New York and shall exclude the value of any, alterations or improvements made to the Premises by Tenant at its own expense, determined as of the Initial Expiration Date, First Option Expiration Date or Second Option Expiration Date, as the case may be, or (b) One Hundred and Two (102%) percent of Tenant’s then calculated Base Rent during the final Lease Year of the Original Term (or First Option Term or Second Option Term, as applicable).

4.2.2 Nine (9) months before the Initial Expiration Date, the First Option Term Expiration Date and/or the Second Option Term Expiration Date, as the case may be, Landlord and Tenant shall commence negotiations in good faith to attempt to agree upon the FMRV. If Landlord and Tenant cannot reach agreement by seven (7) months before the Initial Expiration Date, the First Option Term Expiration Date, and/or the Second Option Term Expiration Date, as the case may be, Landlord and Tenant shall, no later than six (6) months before the applicable expiration date, each select a reputable, qualified, independent, licensed real estate broker with at least ten (10) years experience leasing of industrial property in Suffolk County, New York, having office(s) in Nassau or Suffolk County, New York and familiar with the rental then being charged in Suffolk County, New York (such brokers are referred to, respectively, as “Landlord’s Broker” and “Tenant’s Broker”), who shall confer promptly after their selection by Landlord and Tenant and shall exercise good faith efforts to attempt to agree upon the renewal FMRV, taking into account all reasonably relevant factors. If Landlord’s Broker and Tenant’s Broker cannot reach agreement no later than four (4) months prior to the Expirations Date, then, within twenty (20) days thereafter, they shall designate a third reputable, qualified, independent, licensed real estate broker with at least ten (10) years experience in leasing of industrial property in Suffolk County, New York, having office(s) in Nassau or Suffolk County, New York and familiar with the industrial rentals then being charged in comparable buildings in Suffolk County, New York (the “Independent Broker”). Upon failure of Landlord’s Broker and Tenant’s Broker timely to agree upon the designation of the Independent Broker, then the Independent Broker shall be appointed by the President of the Real Estate Board of New York, Inc., or the successor entity thereto, upon ten (10) days notice. Within ten (10) days after such appointment, Landlord’s Broker and Tenant’s Broker shall each submit a letter to the Independent Broker, with a copy to Landlord and Tenant, setting forth such broker’s estimate of the FMRV and the rationale used in determining it (respectively, “Landlord’s Broker’s Letter” and “Tenant’s Broker’s Letter”). If the estimates set forth in the Landlord’s Broker’s Letter and Tenant’s Broker’s Letter differ by (5%) percent per annum or less, then the FMRV shall not be determined by the Independent Broker, and the FMRV shall be the average of the estimates set forth in the Landlord’s Broker’s Letter and Tenant’s Broker’s Letter. If the estimates differ by more than five (5%) percent per annum, the Independent Broker shall conduct such investigations and hearings as he or she may deem appropriate and shall, within thirty (30) days after the date of his or her appointment, choose either the estimate set forth in Landlord’s Broker’s Letter or the estimate set forth in Tenant’s Broker’s Letter to be the FMRV or an amount in between such estimates and such choice shall be binding upon Landlord and Tenant. Landlord and Tenant shall each pay the fees and expenses of its respective broker. The fees and expense of the Independent Broker shall be shared equally by the Landlord and Tenant.

4.3 Payment of Rent. Tenant covenants to pay Rent without notice, deduction, set-off or abatement, except as otherwise expressly provided herein, to Landlord in equal monthly installments (or appropriate pro rata portion thereof for any portion of a month at the beginning or end of the Lease Term) payable in advance on the first day of each month during the Initial Term hereof and the First Option Term, Second Option Term and Third Option Term, if applicable.

4.4 Place of Payment. Rent shall be payable to Landlord at Landlord’s address set forth herein or at such other place as Landlord may designate from time to time in writing.

4.5. Service Charge. Tenant’s failure to make any monetary payment required of Tenant (including payments of Rent) hereunder within ten (10) days after notice from Landlord that such payment has not been made shall result in the imposition of a service charge for such late payment in the amount of five (5%) percent of the amount due.

ARTICLE 5. RESERVATIONS BY LANDLORD.

5.1 Landlord reserves the right to place, install, maintain, carry through, repair and replace such utility lines, pipes, wires, appliances, tunneling and the like in, over, through and upon the Premises as may be reasonably necessary or desirable for the servicing of the Premises, provided, however, in exercising its rights pursuant to this Article 5, Landlord shall not materially interfere with Tenant’s use and enjoyment of the Premises or Tenant’s business operations thereat.

ARTICLE 6. USE.

6.1 The Premises shall be used by and/or at the sufferance of Tenant for any lawfully permitted use.

ARTICLE 7. COMPLIANCE WITH LAWS.

7.1 Tenant’s Compliance with Law. Tenant covenants throughout the Lease Term, at Tenant’s sole cost and expense (except as otherwise provided herein), to comply with all laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments which are applicable to the Premises or the use or manner of use of the Premises, and the orders, rules and regulations of the Board of Fire Underwriters where the Premises are situated, or any other body now or hereafter constituted exercising similar functions, which are applicable to the Premises or the use or manner of use of the Premises. Tenant will likewise observe and comply with the reasonable requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the Building and other improvements on the Premises and the equipment thereon.

7.2. Landlord Representation. To the best of Landlord’s knowledge, the Premises as they currently exist, comply with (i) all laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments which are applicable to the Premises or the use or manner of use of the Premises, including the Americans with Disabilities Act, (ii) all regulations of the Board of Fire Underwriters where the Premises are situated which are applicable to the Premises or the use or manner of use of the Premises and (iii) the requirements of all policies of public liability, fire and all other policies of insurance in force with respect to the Building and improvements on the Premises and the equipment thereon.

ARTICLE 8. REAL ESTATE TAXES.

8.1 Payment. During the Term, Landlord shall pay, satisfy and discharge all Real Estate Taxes (as hereinafter defined) prior to any tax lien sale and shall provide Tenant with proof of payment of Real Estate Taxes upon request. For purposes of this Lease, “Real Estate Taxes” shall mean all real property taxes and assessments and any other similar taxes or charges levied against or imposed upon the Premises, including: (a) all ad valorem Real Estate Taxes including school taxes assessed against the Premises (adjusted after protest or litigation, if any) for any part of the Lease Term, (b) any taxes which shall be levied in lieu of any such ad valorem real estate taxes, (c) any special assessments for benefits on or to the Premises, payable in installments, (d) occupational taxes or excise taxes levied on rental derived from the operation of the Premises or the privilege of leasing Premises, and (e) the expense of protesting, negotiating or contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to the period of the item contested, protested or negotiated (including legal fees and disbursements) incurred in the prosecution of any such tax reduction proceeding.

8.2 Right to Contest. Anything to the contrary contained herein notwithstanding, Landlord, at its sole cost and expense, shall have the right to prosecute a tax certiorari proceeding or otherwise protest, in order to attempt to reduce Real Estate Taxes for which Landlord is responsible hereunder. In such event, Tenant agrees to reasonably cooperate with Landlord and/or Landlord’s representatives or attorneys, provided such cooperation is at no cost to Tenant (or Landlord shall promptly reimburse Tenant for same).

ARTICLE 9. UTILITIES.

9.1 From and after the Commencement Date, or such earlier date as Tenant may take possession of all or part of the Premises, Tenant shall contract in its own name and timely pay for all charges for electricity, gas, water, fuel, sewer charges, telephone, trash hauling, and any other services or utilities used in, servicing or assessed against the Premises, for periods from and after the Commencement Date or such earlier date of possession until the expiration or earlier termination of the Lease Term, unless otherwise herein expressly provided.

ARTICLE 10. TITLE; QUIET ENJOYMENT.

10.1 Landlord covenants that Landlord has good and clear, record and marketable fee simple title in and to the Premises, subject only to the encumbrances listed on Exhibit B attached hereto and made a part hereof. Landlord covenants that Tenant, on paying the Rent as herein provided and keeping, performing and observing the covenants, agreements and conditions herein required of Tenant, shall peaceably and quietly hold and enjoy the Premises for the Lease Term, subject, however, to the terms and conditions of this Lease.

ARTICLE 11. ASSIGNMENT, MORTGAGE AND SUBLETTING.

11.1 General. Tenant may not sublease all or any part of the Premises or assign its interest in this Lease without, in each case, the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Notwithstanding any assignment of this Lease or any subletting of the Premises, Tenant shall remain primarily responsible for all obligations of Tenant hereunder.

11.2 Permitted. Notwithstanding the foregoing, Tenant may, without either prior notice to or the consent of Landlord, assign or otherwise transfer this Lease (i) in connection with any merger, consolidation, reorganization or other corporate restructuring of Tenant, (ii) in connection with any sale of all or substantially all of the stock or assets of Tenant, or (iii) to any affiliate of Tenant; provided in each case that the successor corporation or entity acquiring Tenant’s stock or assets or the affiliate of Tenant, as applicable, agrees to be bound by all of the terms and provisions of this Lease for the benefit of Landlord.

11.3 Leasehold Mortgages: Liens. Notwithstanding anything herein to the contrary, Tenant may grant: (i) a collateral assignment of or leasehold mortgage on its leasehold interest in the Premises and/or (ii) a lien on and a security interest in all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant, including, without limitation, Tenant’s Removable Property located on the Premises.

ARTICLE 12. CASUALTY; CONDEMNATION.

12.1. Fire and Other Casualty. In the event of total or partial destruction of the Premises, which exceeds forty (40%) percent of the total square footage of the Building by fire or other peril, Landlord or Tenant, at their option, may terminate this Lease as of the date of such casualty by written notice to the other given, if at all, within sixty (60) days from and after the date of such casualty. Absent such timely notice, this Lease shall remain in full force and effect (subject to abatement of Rent as provided in Section 12.2 below), and Landlord shall promptly commence and diligently prosecute to completion the repair and restoration of the Premises as nearly as possible to their condition prior to such destruction. If Landlord elects to repair or re-build the Premises but does not complete such repair or rebuilding within six (6) months after the adjustment of any insurance loss resulting from the occurrence of such damage or destruction, Tenant shall have the right to terminate this Lease upon thirty (30) days prior written notice to Landlord. In all cases, due allowance shall be made for reasonable delay caused by adjustment of insurance loss, strikes, labor difficulties or any cause beyond Landlord’s reasonable control.

12.2. Rental Abatement. If the Premises are rendered totally untenantable but this Lease is not terminated as aforesaid, then all Rent shall abate from the date of the fire or other relevant cause or condition until the Premises are ready for occupancy and reasonably accessible to Tenant. If a portion of the Premises is rendered untenantable (whether or not such portion exceeds forty (40%) percent of the total square footage of the Building) but this Lease is not terminated as aforesaid, then there shall be an abatement of Rent in proportion to the proportion of space within the Building that is rendered untenantable until the damaged portion(s) are ready for Tenant’s occupancy and reasonably accessible to Tenant. For purposes of this Lease, the

Premises shall be considered tenantable so long as and to the extent that the Premises are occupied and used by Tenant for its business.

12.3. Condemnation. If the Premises or a substantial part thereof (which in Tenant’s reasonable opinion renders the remainder of the Premises unfit for the uses specified herein) shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose, the Lease Term shall cease and terminate upon the date when the possession of said Premises or part thereof so taken shall be required for such purpose and without apportionment of the award and Tenant shall have no claim against Landlord for the value of any unexpired Lease Term. Rent at the then current rate shall be apportioned as of the date of the termination.

If any portion of the Premises shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose, and this Lease is not terminated in the manner provided for above, Landlord shall apply any such damages and compensation awarded (net of the costs and expenses, including reasonable attorneys’ fees, incurred by Landlord in obtaining the same) to secure and close so much of the Building and/or the Premises, as the case may be, as remain and shall, to the extent possible, replace any part so taken or appropriated by a suitable structure or parking area or addition of similar size and design to that portion so taken or appropriated. In such event, there shall be an abatement of Rent in proportion to the percentage of space which is (temporarily or permanently) no longer available for use by Tenant.

In the event of such taking or public appropriation, Landlord shall be entitled to receive the entire award or any judgment for damages caused by the taking, provided that Tenant shall be entitled to make a claim in any condemnation proceeding which does not reduce the amount of Landlord’s award, for the value of Tenant’s property and nothing in this Section shall preclude an award by such public or quasi-public authority made to Tenant for loss of business or depreciation to and cost of removal of equipment or fixtures.

ARTICLE 13. LANDLORD’S RIGHTS.

13.1. Reservation of Rights. Landlord reserves the following rights, provided, that in exercising such rights, Landlord shall provide reasonable prior notice to Tenant and shall use best efforts not to interfere with Tenant’s use and enjoyment of the Premises or Tenant’s business operations thereat, provided, further, that Landlord shall have the right to access the Premises to make repairs at all times without prior notice to Tenant in emergency circumstances:

13.1.1 To change the name of the Building upon sixty (60) days prior written notice to Tenant, but without liability to Tenant;

13.1.2 To enter the Premises at all reasonable times during normal business hours, together with Landlord’s employees, agents, repair and maintenance personnel, brokers, lenders, potential purchasers, tenant’s insurance agents and inspectors, public authorities and others having a legitimate interest in the Premises;

13.1.3 To exhibit the Premises to potential tenants at all reasonable times during normal business hours and to display “For Lease” signs on the Premises at any time during the last year of the Initial Term (provided Tenant has not exercised its right to renew for the First Option Term) or of all applicable Option Terms (provided Tenant has not exercised its right to renew for a subsequent Option Term), or to display “For Sale” signs on the Premises at any time; and

13.1.4 To inspect, or make repairs to, the Premises as required hereunder or as may be reasonably necessary or desirable for the safety, protection or preservation of the Premises.

ARTICLE 14. HOLDING OVER.

14.1 In the event of a holding over by Tenant after expiration or termination of this Lease, Tenant shall be deemed a month-to-month tenant of the Premises, which month-to-month tenancy shall be terminable by either party hereto on sixty (60) days prior written notice from one party to the other. In the event of a holding over by Tenant after the expiration of the sixty (60) day period referred to in the preceding sentence, without the consent in writing of Landlord, Tenant shall be deemed a tenant at sufferance and shall pay rent for such occupancy at the rate of (i) one hundred twenty five (125%) percent of the last-current aggregate Base Rent payable during the last month of the Lease Term for the first two (2) month period after the expiration of the sixty (60) day period referred to in the first sentence of this Section; (ii) one hundred fifty (150%) percent of the last-current aggregate Base Rent payable during the last month of the Lease Term for the second two (2) month period following the expiration of the sixty (60) day period referred to in the first sentence of this Section; and (iii) two hundred (200%) percent of the last-current aggregate Base Rent payable during the last month of the Lease Term for each one (1) month period thereafter; prorated monthly, for the entire holdover period, plus all reasonable attorney’s fees and expenses incurred by Landlord in enforcing its rights hereunder; plus, if the holdover period exceeds sixty (60) days, any other damages occasioned by such holding over. Except as otherwise agreed, any holding over with the written consent of Landlord shall constitute a month-to-month tenancy.

ARTICLE 15. SIGNS.

15.1 Tenant shall not put upon nor permit to be put upon any part of the Premises, any signs, billboards or advertisements whatever in any location or any form without the prior written consent of Landlord, and in compliance with all applicable ordinances and rules of public authority, Landlord’s consent to the installation or modification of such signage shall not be unreasonably withheld. Landlord hereby consents to any existing signage on the Premises as of the date of the execution of this Lease with such changes to such existing signage as Tenant may reasonably require to reflect Tenant’s occupation of the Premises.

ARTICLE 16. MORTGAGE AND TRANSFER.

16.1 Landlord’s Right to Mortgage and Transfer. Landlord shall have the unfettered right to transfer, mortgage, pledge or otherwise encumber, assign and convey, in whole or in part, the Premises, provided that any such transfer, mortgage, pledge, encumbrance, assignment or conveyance shall be subject to Tenant’s interests under and pursuant to this Lease. Notwithstanding the foregoing, Tenant shall, at Landlord’s request, subordinate its interest under this Lease to the lien, but not the provisions, of any institutional mortgage provided that the holder thereof enters into a so-called “subordination, non-disturbance and attornment agreement” or otherwise recognizes and acknowledges this Lease with Tenant in form and substance acceptable to Tenant. Landlord has obtained a subordination, non-disturbance and attornment agreement among Tenant, Landlord and Landlord’s Mortgagee for each existing Landlord Mortgage, copies of which are attached hereto as Exhibit C.

16.2. Estoppel Certificates. Landlord and Tenant covenant and agree to execute and deliver to the other and/or its prospective or existing mortgagee within ten (10) business days of a written request therefore, an estoppel letter setting forth: (i) the date of this Lease and any amendments thereto, (ii) the date through which Rent has been paid hereunder, (iii) the amount of any security deposit held by Landlord, if any, (iv) that Tenant is in occupancy of the Premises and/or specifying any subleases or assignments, (v) that the Lease is in full force and effect, (vi) that, to the knowledge of such party, there exists no default under the Lease and that there are no defenses or offsets against the enforcement thereof, or setting forth such defaults, defenses or offsets, and (vii) any other information with respect to this Lease which the other party or its prospective or existing mortgagee may reasonably request.

ARTICLE 17. INTENTIONALLY OMITTED.

ARTICLE 18. LANDLORD’S INABILITY TO PERFORM.

18.1 If by reason of inability to obtain and utilize labor, materials or supplies; circumstances directly or indirectly the result of a state of war or national or local emergency; strikes or riots; or by reason of any other cause beyond the reasonable control of Landlord, Landlord shall be unable to perform or shall be delayed in performance, such non-performance or delay in performance shall not render Landlord liable in any respect for damages to either person or property, constitute a total or partial eviction, constructive or otherwise, cause an abatement of rent or relieve Tenant from the fulfillment of any covenant or agreement contained in this Lease, except for any abatement of Rent expressly provided for herein.

ARTICLE 19. BANKRUPTCY AND INSOLVENCY.

19.1 Bankruptcy. It is understood and agreed that the following shall apply in the event of the bankruptcy or insolvency of Tenant:

19.1.1 If a petition is filed by, or an order for relief is entered against Tenant under Chapter 7 of the Bankruptcy Code and the trustee of Tenant elects to assume this Lease for the purpose of assigning it, such election or assignment, or both, may be made only if all of the terms and conditions of this subsection 19.1 and subsection 19.2 below are satisfied. To be effective, an election to assume this Lease must be in writing and addressed to Landlord, and in Landlord’s business judgment, all of the conditions hereinafter stated, which Landlord and Tenant to be commercially reasonable must have been satisfied. If the trustee fails so to elect to assume this Lease within sixty (60) days after such filing or order, this Lease will be deemed to have been rejected, and Landlord shall then immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee, and this Lease shall be terminated. Landlord’s right to be compensated for damages in bankruptcy proceeding, however, shall survive such termination.

19.1.2 If Tenant filed a petition for reorganization under Chapter 11 of the Bankruptcy Code, or if a proceeding filed by or against Tenant under any other chapter of the Bankruptcy Code is converted to a Chapter 11 proceeding and Tenant’s trustee or Tenant as debtor-in-possession fails to assume this Lease within sixty (60) days from the date of the filing of such petition or conversion, then the trustee or the debtor-in-possession shall be deemed to have rejected this Lease. To be effective, any election to assume this Lease must be in writing addressed to Landlord and, in Landlord’s business judgment, all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied:

(i) The trustee or the debtor-in-possession has cured or has provided to Landlord adequate assurance, as defined in this subsection, that:

(a) It will cure all monetary defaults under this Lease within ten (10) days from the date of assumption; and

(b) It will cure all nonmonetary defaults under this Lease within thirty (30) days from the date of assumption;

(ii) The trustee or the debtor-in-possession has compensated Landlord, or has provided Landlord with adequate assurance, as hereinafter defined, that within ten (10) days from the date of assumption Landlord will be compensated for any pecuniary loss it has incurred arising from the default of Tenant, the trustee, or the debtor-in-possession, as recited in Landlord’s written statement of pecuniary loss sent to the trustee or debtor-in-possession; and

(iii) The trustee or the debtor-in-possession has provided Landlord with adequate assurance of the future performance of each of Tenant’s obligations under this Lease; provided, however, that

(a) From and after the date of assumption of this Lease, it shall pay all monetary obligations, including the Base and Additional Rent payable under this lease in advance in equal monthly installments on each date that such Rents are payable;

(b) It shall also deposit with Landlord, as security for the timely payment of Rent, an amount equal to two (2) months’ Base Rent and other monetary obligations payable under this Lease;

(c) If not otherwise required by the terms of this Lease, it shall also pay in advance, on each day that any installment of Base Rent is payable, one-twelfth of Tenant’s annual tax, escalation and other obligations under this Lease, if any; and

(d) The obligations imposed upon the trustee or the debtor-in-possession will continue for Tenant after the completion of bankruptcy proceedings.

(iv) For purposes of this subsection, “adequate assurance” means that:

(a) Landlord reasonably determines that the Tenant, trustee or the debtor-in-possession has, and will continue to have, sufficient unencumbered assets, after the payment of all secured obligations and administrative expenses, to assure Landlord that the trustee or the debtor-in-possession will have sufficient funds timely to fulfill Tenant’s obligations under this Lease and to keep the Premises properly staffed with sufficient employees to conduct a fully operational, actively promoted business in the Premises; and

(b) An order shall have been entered segregating sufficient cash payable to Landlord and/or valid and perfected first lien and security interest shall have been granted in property of Tenant, trustee, or debtor-in-possession which is acceptable in value and kind to Landlord, to secure to Landlord the obligation of Tenant, trustee or debtor-in-possession to cure all monetary and nonmonetary defaults under this Lease within the time periods set forth above.

19.1.3 In the event this Lease is assumed by a trustee appointed for Tenant or by Tenant as debtor-in-possession under the provisions of subsection 19.1.2 above and, thereafter, Tenant is either adjudicated a bankrupt or files a subsequent petition for arrangement under Chapter 11 of the Bankruptcy Code, then Landlord may, at its option, terminate this Lease and all the Tenant’s right under it, by giving written notice of Landlord’s election so to terminate.

19.1.4 If the trustee or the debtor-in-possession has assumed this Lease, pursuant to subsection 19.1.1. or 19.1.2. above and desires, to assign or to elect to assign Tenant’s interest under this Lease or the estate created by that interest to any other person, such interest or estate may be assigned only if the intended assignee has provided adequate assurance of future performance, as defined in this subsection 19.1.4, of all of the terms, covenants and conditions of this Lease. For the purposes of this subsection 19.1.4, “adequate assurance of future performance” means that Landlord has ascertained that each of the following conditions has been satisfied:

(i) The assignee has submitted a current financial statement, audited by a certified public accountant, which shows a net worth and working capital in amounts reasonably determined by Landlord to be sufficient to assure the future performance by the assignee of the tenant’s obligations under this Lease;

(ii) If reasonably requested by Landlord, the assignee will obtain guarantees, in form and substance satisfactory to Landlord, from one or more persons who satisfy Landlord’s standards of credit worthiness; and

(iii) Landlord has obtained consents or waivers from any third parties which may be required under any lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, to enable Landlord to permit such assignment.

19.1.5 When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Premises, it is agreed that such charges will not be less than the Base Rent as defined in this Lease, plus additional rent and other monetary obligations of Tenant included herein,

19.1.6 Neither Tenant’s interest in this Lease nor any estate of Tenant created in this Lease shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, nor otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant, unless Landlord consents in writing to such transfer. Landlord’s acceptance of rent or any other payments from any trustee, receiver, assignee, person or other entity will not be deemed to have waived, or waive, either the requirement of Landlord’s consent or Landlord’s right to terminate this Lease for any transfer of Tenant’s interest under this Lease without such consent

ARTICLE 20. TRASH.

20.1 No trash or refuse shall be permitted anywhere outside the Building by Tenant except in enclosed containers.

ARTICLE 21. MAINTENANCE AND CARE.

21.1 Acceptance. Tenant acknowledges that it has examined the Premises before taking possession hereunder. Except as otherwise provided herein, Tenant is accepting the Building and Premises in “As Is” condition.

21.2 Maintenance and Repair by Tenant. Tenant shall be responsible for all non-structural maintenance and repairs to the Premises of whatever kind or nature, including those with respect to the ventilation and air conditioning systems. Tenant shall keep all fixtures and the non-structural components of the Building, including, without limitation, the mechanical systems, life safety systems, plumbing, lighting, heating, air conditioning, ventilation, electricity, interior walls, ceilings, floors, windows, doors, landscaping, driveways, parking lots, and loading doors in good repair and operating condition.

Tenant will keep the interior of the Building in good repair and free from filth, overloading, danger of fire or any pest or nuisance, and repair and/or replace any damage or breakage done by Tenant or Tenant’s agents, employees, or invitees. To the extent that a repair to the interior of the Building or any equipment therein is covered by warranty granted to Landlord (if any), Landlord will make every reasonable effort to enforce that warranty on behalf of Tenant to effectuate said repair. Otherwise, Tenant shall be responsible for all repairs to the interior of the Building and to Tenant’s equipment contained therein, except as specifically set forth herein. Tenant shall be responsible for the repair and replacement of all glass and plate glass on the Premises, including damage done to the Premises by Tenant’s equipment or installations.

In the event Tenant fails to maintain the interior of the Building as provided for herein, Landlord shall have the right, but not the obligation, to perform such maintenance and repair as is required of Tenant in which event Tenant shall promptly reimburse Landlord for its costs in providing such maintenance or repairs together with a ten (10%) percent charge for Landlord’s overhead.

21.3 Landlord Representation. Landlord represents and warrants that to the best of its knowledge, all fixtures, the structural support elements of the Building and the nonstructural components of the Building, including, without limitation, the mechanical systems, life safety systems, plumbing, lighting, heating, air conditioning, ventilation, electricity, walls (interior and exterior), foundations, ceilings, beams, roofs (interior and exterior), floors, windows, doors, landscaping, driveways, parking lots, and loading doors of the Building, on the date of this Lease, are in good repair and operating condition.

21.4 Maintenance and Repair by Landlord. Landlord shall be responsible for all maintenance and repairs to the structure of the Building, including but not limited to steel frame, footings, floor slabs, exterior walls, roof and roofing, outside main sprinkler line repairs (provided same was not damaged due to Tenant’s negligence) and any air conditioning (HVAC) or heating unit replacement. Landlord shall keep the structure of the Building in good working order, condition and repair comparable to similar industrial buildings in Suffolk County, New York. In the event Tenant requests Landlord to replace the air conditioning (HVAC) and/or heating unit then all costs associated therewith shall be assessed to Tenant and amortized pro rata over the remaining period of this Lease.

21.5 Additional Improvements. Except with the prior written consent of Tenant or in connection with fulfilling Landlord’s express obligations hereunder, which consent may be granted or withheld in Tenant’s sole discretion, Landlord shall not be permitted to construct any additional improvements on or to the Premises, this Lease granting Tenant sole and exclusive possession of the Premises except as otherwise expressly provided herein.

ARTICLE 22. ALTERATIONS AND ADDITIONS, MECHANICS’ LIENS.

22.1 Alterations or Improvements. Tenant shall not make any alterations or improvements to the Premises without the prior written consent of Landlord such consent not to be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant shall not make any external additions on the Premises (meaning those additions that are outside of the exterior walls of the Building) without the prior written consent of the Landlord, which consent may be withheld in Landlord’s sole discretion. Alterations or improvements made by either of the parties upon the Premises, except furniture, machinery, goods, wares, inventory, personal property, trade fixtures and equipment placed in the Premises, including raised flooring, any suspended or wall mounted lighting fixtures and video or computer screens (collectively, “Tenant’s Removable Property”) and for fixtures added to the Premises by Tenant at its expense and designated by Tenant as removable by written notice to Landlord prior to such addition (“Removable Fixtures”), shall be and become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or termination of this Lease, without disturbance, molestation, injury or damage. Notwithstanding anything to the contrary herein, Tenant shall not be obligated to remove or restore any alteration or improvement to the Premises at any time, except to the extent Landlord elects in writing at the time of giving its consent to a Tenant alteration or improvement, to require Tenant to remove and restore such Tenant alteration or improvement at the end of the Term. Tenant shall have the right, at any time, to remove Tenant’s Removable Property from the Premises. In the event damage to the Premises shall be caused by moving Tenant’s Removable Property in or out of the Premises, said damage shall be promptly repaired at the cost of Tenant.

22.2 Permitted Alterations. Anything to the contrary contained in the preceding subsection notwithstanding, Tenant may make interior, non-structural alterations within the Premises without Landlord’s consent provided that the fair market value cost of such alterations do not exceed One Hundred Thousand ($100,000.00) Dollars in any one (1) calendar year

22.3 Requirements for Structural Changes. Each alteration or improvement to the Premises that requires Landlord’s consent hereunder (each, for purposes of this Section 22.3, a “Structural Change”) shall be subject to the following requirements:

22.3.1 Each Structural Change shall be made under the supervision of an architect or engineer selected by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed; and shall be made in accordance with detailed plans and specifications prepared by such architect or engineer. Copies of all such plans and specifications shall be delivered by Tenant to Landlord, and shall be subject to Landlord’s prior approval, not to be unreasonably withheld or delayed.

22.3.2 If the estimated cost of any proposed Structural Change shall be One Hundred Fifty Thousand ($150,000.00) Dollars, or more, Tenant, upon request of Landlord, at Tenant’s sole cost and expense, shall, before commencing the same, furnish to Landlord a surety company bond, issued by a surety company approved by Landlord in an amount equal to the estimated cost of such change or alteration, or shall furnish to Landlord other security reasonably satisfactory to Landlord, in each case guaranteeing to Landlord the completion of the proposed change or alteration within a reasonable time, free and clear of all Liens, and other claims and charges in accordance with any plans or specifications, therefor approved by Landlord in such instances where Landlord’s approval is required, or with any contract between Tenant and a general contractor engaged by it which incorporates such plans and specifications.

22.3.3 No Structural Change shall be made unless Tenant first obtains the written consent thereto of Landlord’s Mortgagee, if any, if such consent is required under such Landlord’s Mortgage. In the event such consent is required by Landlord’s Mortgagee, Landlord shall notify Tenant, in writing, of such requirement and of the name and address of such mortgagee and shall reasonably cooperate with Tenant in obtaining such consent.

22.3.4. Tenant shall reimburse Landlord for all reasonable fees and expenses of architects, engineers and attorneys employed by Landlord in connection with the review or approval of any plans, agreements or documents in connection with any Structural Change.

22.4 Requirements for All Alterations. Tenant covenants and agrees that no change or alteration to the Premises will be made except in compliance with, and Tenant hereby covenants with, each and all of the following provisions:

22.4.1. All changes and alterations shall be made with reasonable diligence and dispatch (subject to unavoidable delays) in a good and workmanlike manner.

22.4.2. Before any changes or alterations are begun, Tenant shall procure, at its own sole cost and expense, all necessary licenses, permits, approvals and authorizations from all tribunals. Upon Tenant’s request, Landlord shall join in the application for such licenses, permits, approvals and authorizations whenever such action is necessary.

22.4.3. All changes and alterations shall be made in compliance and conformity with all applicable Laws and with all applicable licenses, permits, authorizations and approvals of all tribunals, as well as those of the National and Local Boards of Fire Underwriters, or any other body or bodies exercising similar functions.

22.4.4. In making changes and alterations, Tenant shall not violate the terms or conditions of any insurance policy affecting or relating to the Premises.

22.4.5. Promptly after the completion of any changes or alterations, Tenant shall procure, at Tenant’s sole cost and expense, all such approvals by tribunals and insurance organizations as may be required, and on written demand, shall promptly deliver photocopies thereof to Landlord.

22.4.6. No changes or alterations shall be made which would render title to the Premises or any part thereof unmarketable, or which would reduce the value of the Premises below the value thereof immediately prior thereto.

22.4.7. Following the completion of all such work or alterations, upon request, Tenant shall deliver to Landlord proper waivers of the right to file mechanic’s liens from all contractors, subcontractors or materialmen to be employed in connection with such changes and alterations.

22.4.8. Tenant shall maintain in force (and require its contractors and subcontractors to take out and maintain in force) Workers Compensation and public liability insurance in amounts which Landlord may reasonably require, naming Landlord and Landlord’s mortgagee as additional parties insured with respect to such liability insurance policies and deliver certificates of such insurance to Landlord prior to commencement of any work.

22.5 No Cost to Landlord. Landlord shall not be required to make any contribution to the cost of any changes or alterations or any part thereof made by Tenant, and Tenant covenants that Landlord shall not be required to pay any cost, expense or liability arising out of or in connection with or by reason of any changes or alterations made by Tenant.

22.9 Mechanic’s Liens. Tenant shall not cause nor permit any mechanic’s liens or other liens to be placed upon the Premises and in case of the filing of any such lien or claim therefor, Tenant shall promptly discharge same; provided, however, that Tenant shall have the right to contest the validity or amount of any such lien provided Tenant has posted security with Landlord, which security, in Landlord’s reasonable judgment, must be adequate to pay and discharge any such lien in full plus Landlord’s reasonable estimate of its legal fees. Tenant agrees to pay all reasonable legal fees or disbursements and other costs incurred by Landlord because of any mechanic’s or other liens attributable to Tenant being placed upon the Premises.

ARTICLE 23. DEFAULT AND REMEDIES.

23.1 Defaults. Anyone or more of the following events shall be deemed a “Default” or collectively “Defaults”:

23.1.1 Tenant shall at any time fail to pay punctually and in full any item of Rent within ten (10) business days after written notice of such failure from Landlord.

23.1.2 Tenant shall fail to keep, perform or observe any other covenant, agreement, condition or undertaking hereunder and shall fail to remedy such default within thirty (30) days after written notice thereof has been mailed by Landlord to Tenant; or if such default is one that will take longer than thirty (30) days to remedy, Tenant fails to commence curing such default within thirty (30) days and/or fails diligently to pursue such cure to completion.

23.1.3 If either (a) a proceeding is commenced on a petition for relief filed by or against Tenant (as debtor) under any debtor relief law, which is not vacated, stayed or dismissed within thirty (30) days thereafter; or (b) Tenant should seek or consent to an acquiescence in the appointment of any trustee, receiver or liquidator of Tenant, as to any substantial portion of its assets or of the business conducted by Tenant in the Premises; or (c) within sixty (60) days after the appointment of any trustee, receiver or liquidator of Tenant or of the business conducted by Tenant at the Premises, such appointment shall not have been vacated or stayed on appeal; or (d) Tenant shall make an assignment for the benefit of creditors; or (e) Tenant shall admit in writing its inability to pay debts generally as they become due; or (f) Tenant shall become insolvent (as defined in the New York Uniform Commercial Code).

23.1.4 If Tenant is in Default in the payment of Rent more than seven (7) times in any twelve (12) month period cumulatively under this Lease, the Lease Agreement dated July 2,

2008, between Atlantic Lakeside Properties, Inc. and Cellu Tissue – Thomaston, LLC (the “Thomaston Lease”) and the Lease Agreement dated July 2, 2008, between Atlantic Paper & Foil Corp. of N.Y. and Cellu Tissue – Happauge, LLC (the “Kennedy Lease”), then, upon the eighth such Default in the payment of Rent, Tenant shall be considered to be in Default under this Lease, the Thomaston Lease and the Kennedy Lease; provided that, all references to the Thomaston Lease and/or the Kennedy Lease, as the case may be, in this Article shall be deleted if such property(ies) is/are no longer leased by Cellu Tissue – Hauppauge, LLC. (or its affiliated entities) from Atlantic Long Island Properties, Inc. (or its affiliated entities). For purposes of this Lease, “affiliate” means with respect to any person or entity, any other person or entity controlling or controlled by or under common control with such person or entity.

Notwithstanding the above, the cumulative late payments shall not prohibit or in any manner permit Tenant to not pay rent within (10) ten calendar days of receipt of notice of non-payment from Landlord. In the event payment of rent on any lease is not made by the tenth (10th) calendar day after notice from Landlord, then Tenant shall be in Default and Landlord may enforce any and all rights under the lease with regard to that leased premises.

23.2 Remedies of Landlord. Upon a Default, Landlord shall have the right, without further notice or demand, to re-enter and take exclusive possession of the Premises, with or without force or legal process, and to refuse to allow Tenant to enter the same or have possession thereof; to change the locks on the doors to the Premises; all without being liable to Tenant for any damages or to any prosecution therefore; and

23.2.1 As agent of Tenant to reasonably relet the Premises for the balance of the Lease Term or for a shorter or longer term and receive the rents therefor, applying them first to the payment of damages suffered to the Premises and rents due and to become due under this Lease, Tenant remaining liable for and hereby agreeing to pay Landlord any deficiency; or

23.2.2 To cancel and terminate the remaining term of this Lease, re-enter and take possession of the Premises free of this Lease and thereafter this Lease shall be null and void and the Rents in such case shall be apportioned and paid on and up to the date of such entry.

Thereafter both parties shall be released and relieved from any and all obligations thereafter to accrue hereunder. Tenant shall be liable for all reasonable loss and damage resulting from such Default; or

23.2.3 To treat such Default as an anticipatory breach of this Lease and, as liquidated damages for such Default, be entitled to the difference, if any, at the time of such termination for anticipatory breach represents the then present worth (computed at seven (7%) percent per year) of the excess aggregate Rent payable hereunder that would have accrued over the balance of the then current Initial or Option Term of the Lease, had such term not been prematurely terminated, over the aggregate market rental value of the Premises over the then current Initial or Option Term that the Lease would have run had it not been prematurely terminated.

23.3 Landlord’s Rights to Cure. Landlord may, but shall not be obligated to, cure any Default by Tenant; and whenever Landlord so elects, all reasonable costs and expenses paid by Landlord in curing such Default, including without limitation reasonable attorneys’ fees, shall be Rent due on the next rent date after such payment, together with interest at the rate equal to the prime rate of interest from the date of the advance to the date of repayment by Tenant to Landlord.

23.4 Remedies Cumulative. All rights and remedies provided in this Lease for the protection of Landlord and Tenant shall be cumulative and in addition to any other rights and remedies provided by law.

23.5 No Waiver. A waiver by Landlord or Tenant of a breach or default by the other, under the terms and conditions of this Lease shall not be construed to be a waiver of any subsequent breach or default nor of any other term or condition of this Lease, and the failure of Landlord or Tenant to assert any breach or to declare a default by the other shall not be construed to constitute a waiver thereof so long as such breach or default continues unremedied.

23.6 No Reinstatement. No receipt of money by Landlord from Tenant after the expiration or termination of this Lease or after the service of any notice, or after final judgment for possession of the Premises shall reinstate, continue or extend the Lease Term or affect any such notice, demand or suit.

ARTICLE 24. LIENS; LANDLORD LIEN WAIVER.

24.1 Liens. Except as provided in Article 11, Tenant shall not create or permit to be created or to remain, any mortgage (other than Landlord’s Mortgage), security agreement, conditional bill of sale, chattel mortgage or otherwise, which might or does constitute a lien, encumbrance or charge upon the Premises, or any part thereof, having a priority or preference over or ranking on parity with the estate, rights or interest of Landlord in the Premises or any part thereof.

24.2 Landlord Waiver. To the extent possible under applicable law, Landlord hereby waives: (i) any lien for base rent in Landlord’s favor and (ii) any security interest (a) for all base rentals or other sums of money becoming due hereunder from Tenant or (b) upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant, including, without limitation, Tenant’s Removable Property, situated on the Premises. Landlord further waives any right it might have to Tenant’s property under the Uniform Commercial Code. Upon written request by Tenant, Landlord shall execute, within ten (10) days of receipt of such request, a customary form of landlord lien waiver and access agreement in favor of any lender or equipment lessor of Tenant, which document shall include a waiver of Landlord’s right in all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant, including, without limitation, Tenant’s Removable Property situated on the Premises and a license to enter the Premises to remove all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant, including, without limitation, Tenant’s Removable Property. Landlord has executed and delivered a Lien Waiver between Landlord and JPMorgan Chase Bank, N.A., a copy of which is attached hereto as Exhibit D.

ARTICLE 25. SURRENDER OF THE PREMISES.

25.1 Expiration of Term. On the last day of the Lease Term or upon any earlier termination of this Lease, Tenant shall, without fraud or delay, surrender and deliver the Premises to Landlord, broom clean and in good order, condition and repair, ordinary wear and tear, casualty, loss, condemnation, permitted alteration and damaged caused by the negligence or willful misconduct of Landlord or the Landlord’s breach of its obligations hereunder excepted, free and clear of all sublettings, occupancies, persons or tenants in possession.

25.2 Removal of Property. At the expiration or sooner termination of the Lease Term, Tenant may remove from the Premises all Tenant Removable Property and Removable Fixtures, and shall repair any damage caused by such removal.

ARTICLE 26. INSURANCE.

26.1. Insurance. Tenant, at its own sole cost and expense, shall, throughout the Lease Term, procure and maintain:

26.1.1 Comprehensive general public liability insurance against claims for bodily injury, death or property damage occurring upon, in or about the Premises, such insurance to afford immediate protection at the Commencement Date to the limit of not less than Five Million ($5,000,000.00) Dollars in respect of bodily injury or death to any one person, and to the limit of not less than Five Million ($5,000,000.00) Dollars in respect of anyone accident, and to the limit of not less than Five Million ($5,000,000.00) Dollars for property damage and such protection shall continue at not less than said limited until reasonably required to be changed by Landlord in writing by reason of changed economic conditions making such protection inadequate.

26.1.2 Insurance against loss by fire, including vandalism, in amount of the full replacement cost of the Premises.

26.1.3 In the event Tenant performs construction to or alterations of the Premises, such other insurance and in such amounts as may, from time to time, be reasonably required by

Landlord or Landlord’s Mortgagee against other insurable hazards which at the time are commonly insured against in the case of construction and alteration of buildings and/or in the case of premises similarly situated, due regard being or to be given to the height or type of building, its location, construction, use and occupancy.

26.2 Named Insureds. All policies of insurance provided for or contemplated by this Lease shall name Landlord, Tenant and Landlord’s Mortgagee(s) as the insureds or additional insureds, as their respective interests may appear.

26.3 Types of Policies. All insurance provided for in this Section 26 shall be effected under valid and enforceable policies, in such forms and, where not expressly provided for above, in such amounts, as may from time to time be reasonably satisfactory to Landlord or Landlord’s Mortgagee and which at the time are customary for buildings and/or in the case of premises similarly situated, due regard being or to be given to the height or type of building, its location, construction, use and occupancy, issued by insurers with general policyholder’s rating of not less than A as rated in the most current available “Best’s Insurance Reports” qualified to do business in the State of New York. Within thirty (30) days after obtaining any such insurance, Tenant shall cause a certificate thereof to be delivered to Landlord and/or Landlord’s Mortgagee.

26.4 Required Provisions. All policies of insurance provided for in this Article 26 shall, to the extent obtainable, contain clauses or endorsements to the effect:

26.4.1 That no act, omission, or negligence of Tenant, or anyone acting for Tenant, which might result in a forfeiture of such insurance or any part thereof, shall in any way affect the validity and, enforceability of such insurance insofar as Landlord and Landlord’s Mortgagee are concerned; and

26.4.2 That such policies shall not be canceled without at least thirty (30) days prior written notice to Landlord and Landlord’s Mortgagee; and

26.4.3 That neither Landlord nor Landlord’s Mortgagee shall be liable for any premiums thereon or subject to any assessments therefor.

26.5 Waiver of Subrogation. Neither Landlord nor Tenant shall be liable to the other for any loss or damage to the Premises or other property or injury to or death of persons occurring on the Premises or in any manner growing out of or connected with Landlord’s or Tenant’s use and occupation of the Premises or the condition thereof, whether or not caused by the negligence or other fault of Landlord, Tenant or their respective agents, employees, subtenants, licensees, invitees or assignees; provided, however, that this release (i) shall apply only to the extent that such loss or damage is covered by insurance which protects Landlord or Tenant or both of them as the case may be; (ii) shall not be construed to impose any other or greater liability upon either Landlord or Tenant than would have existed in the absence hereof; and (iii) shall be in effect only to the extent and so long as the applicable insurance policies provide that this release shall not affect the right of the insureds to recover under such policies, which clauses shall be obtained by the parties hereto whenever available.

26.6 Indemnification of Landlord. Tenant shall indemnify and defend Landlord, its employees and agents and save them harmless from and against any and all loss and against all claims, actions, damages, liability and expense in connection with loss of life, bodily and personal injury or damage to the Premises arising from the conduct or management of or from any work or other activity whatsoever done in, on or about the Premises by Tenant or any of its agents, employees, subtenants, licensees, invitees or assignees, except to the extent that such liability, claims, actions, damages and expenses arise from any acts, omissions or negligence by Landlord or its agents, employees, licensees, invitees or assignees. Tenant assumes all risks of and Landlord shall not be liable for injury to person or damage to property resulting from the condition of the Premises or from the bursting or leaking of any and all pipes, utility lines, connections, or air conditioning or heating equipment in, on or about the Premises, or from water, rain or snow which may leak into, issue or flow from any part of the Building except if due to the acts, omissions or negligence of Landlord, its employees or agents including any Landlord breach of this Lease.

26.7 Indemnification of Tenant. Landlord shall indemnify and defend Tenant, its employees and agents and save them harmless from and against any and all loss and against all claims, actions, damages, liability and expense in connection with loss of life, bodily and personal injury or damage to the Premises arising from the conduct or management of or from any work or other activity whatsoever done in, on or about the Premises by Landlord or its agents, employees, subtenants, licensees, invitees or assignees, except to the extent that such liability, claims, actions, damages and expenses arise from any acts, omissions or negligence by Tenant or any of its agents, employees, subtenants, licensees, invitees or assignees.

26.8 Survival. The provisions of Sections 26.6 and 26.7 shall survive the expiration or termination of this Lease.

ARTICLE 27. EXCULPATION.

27.1 Notwithstanding anything to the contrary herein, Tenant shall look solely to the estate and property of Landlord in the Premises (including the rental receipts therefrom and the proceeds from insurance, condemnation awards or the sale thereof) for the satisfaction of Tenant’s remedies for the collection of a judgment (or judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies.

ARTICLE 28. INTENTIONALLY OMITTED.

ARTICLE 29. INTENTIONALLY OMITTED.

ARTICLE 30. HAZARDOUS WASTE.

30.1 Tenant’s Representation and Indemnity. “Hazardous Substance” shall mean any hazardous, toxic, septic, radioactive, explosive or carcinogenic material and any other substances so defined or regulated by the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended or any other federal, state or local law regulating hazardous or toxic substances or materials (collectively, “Environmental Laws”). Tenant shall during the Lease Term (a) keep the Premises free of contamination of any Hazardous Substance caused by the acts or omissions of Tenant, its employees, agents and invitees, (b) shall prevent any discharge, spillage or uncontrolled loss of oils or petroleum or Hazardous Substances, upon, under or within the Premises and contiguous real estate caused by the acts or omissions of Tenant, its employees, agents and invitees, (c) shall not be involved in the operation at or near the Premises which would reasonably be expected to lead to the imposition or creation of a lien on the Premises under any Environmental Laws, (d) shall not use the Premises as a disposal site or as a processing plant for Hazardous Substances, and (e) shall cause all oil and/or gas burners, incinerators, furnaces and other fuel burning devices at the Premises to comply with law and maintain appropriate operating permits, except to the extent such obligations are the obligations of Landlord under the other provisions of this Lease. Tenant shall defend, indemnify and hold Landlord harmless from and against any and all claims, loss, cost, damage, liability and expenses, including, without limitation, reasonable attorneys fees and disbursements, suffered by Landlord, arising out of or in any way related to a breach of the aforesaid representations and warranties.

30.2 Right to Use. Anything to the contrary contained herein notwithstanding, provided Tenant shall fully comply with all Environmental Laws, Tenant shall have the right to: (a) keep and utilize in or about the Premises, products, which contain Hazardous Substances which are utilized for ordinary cleaning and office and warehouse operations; (b) store any of its inventory which may, contain quantities of Hazardous Substances which inventory shall remain in individual containers or in its original packaging; (c) keep and utilize in or about the Premises Hazardous Substances that are used in the ordinary course of Tenant’s business.

30.3 No Tenant Liability. Anything to the contrary contained herein notwithstanding, Tenant shall have no liability of any kind to Landlord or any third party as to Hazardous Substances on the Premises caused or permitted by: (i) Landlord, its agents, employees, contractors or invitees; or (ii) any other past or future tenants in the Premises or the Building, their agents, employees, contractors, subtenants or invitees; or (iii) any other person or entity on property located outside the Premises whether on contiguous real estate or otherwise. Landlord shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances in, on or under the Premises prior to the commencement of the Lease Term. Landlord shall not use, generate, store, dispose of or release any hazardous substance in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) during the Lease Term in violation of applicable law and shall promptly, at Landlord’s expense, comply with all applicable laws and take all investigatory and/or remedial action reasonably required by applicable law for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Landlord, or pertaining to or involving any Hazardous Substance used, generated, stored, disposed of or released, in, onto or from the Premises prior to the Lease Term or during the Lease Term by or for Landlord in violation of applicable law or this Lease. Tenant shall cooperate in any such activities at the request of Landlord, including allowing Landlord and Landlord’s agents to have reasonable access to the Premises at reasonable times in order to carry out Landlord’s investigative and remedial responsibilities, provided that such actions shall not interfere with the conduct of Tenant’s business on the Premises.

30.5 Survival. The provisions of this Article 30 shall survive the expiration or termination of this Lease.

ARTICLE 31. SECURITY DEPOSIT.

31.1 Tenant has deposited with Landlord the sum of Twenty Five Thousand Eight Hundred and Thirty Three Dollars ($25,833) (to be adjusted to reflect one (1) month’s base rent for each Option Term) (the “Security Deposit”) to secure the performance and observance by Tenant of the terms, covenants and conditions contained in this Lease which are the obligations of the Tenant. In the event Tenant is in Default hereunder, including with respect to the payment of Rent, Landlord may use, apply or retain the whole or any portion of the Security Deposit to the extent required for the payment of any Rent or any other sum as to which Tenant is in default or for any sum which Landlord is may reasonably expend by reason of Tenant’s Default. In the case of every such use, application or retention of any such sum, Tenant shall, on demand, pay to Landlord the sum so used, applied or retained which shall be added to the unused portion of the Security Deposit so that the amount of the Security Deposit shall be the amount required by the first sentence of this Article. The Security Deposit or the unused portion thereof shall be returned to Tenant promptly after the expiration or earlier termination of the Term and after delivery of exclusive possession of the Premises to Landlord. In the event of a sale of the Premises by the Landlord, Landlord shall transfer the Security Deposit to the vendee and, upon doing so, Landlord shall ipso facto be released by Tenant from all liability for the return of the Security Deposit, and Tenant agrees to look solely to the new landlord for the return of the Security Deposit. The provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the moneys deposited as security and that neither Landlord nor is successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ARTICLE 32. INTENTIONALLY OMITTED.

ARTICLE 33. INTENTIONALLY OMITTED.

ARTICLE 34. AMERICANS WITH DISABILITIES ACT.

34.1 To the extent required by law, Tenant shall make all changes and modifications to the Premises required by the the Americans with Disabilities Act, Title III (“ADA”) that are required as a result of any alterations, additions or improvements made to the Premises by Tenant.

ARTICLE 35. AUTHORITY.

35.1 Each of Landlord and Tenant hereby represent and warrant to the other that it has full legal right, power and authority to enter into this Lease and the person acting for Landlord or Tenant, as applicable, hereunder is authorized to execute and deliver this Lease.

ARTICLE 36. INTENTIONALLY OMITTED.

ARTICLE 37. MODIFICATION OF MORTGAGE.

37.1 If, in connection with obtaining financing or refinancing for the Premises form a part, a banking, insurance or other institutional lender shall request reasonable modifications to this Lease as a condition to such financing or refinancing, Tenant will not withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect the leasehold interest hereby created.

ARTICLE 38. LIMITATION ON RENT.

38.1 If at the commencement of, or at any time during the Lease Term, the rent reserved in this Lease is not fully collectable by reason of any Federal, State, County, or City law, proclamation, order regulation, or direction of a public officer or body pursuant to law, Tenant agrees to take such steps as Landlord may reasonably request to permit Landlord to collect the maximum rents which may be legally permissible from time to time during the continuance of such legal rent restriction (but not in excess of the amounts reserved therefore under the Lease). Upon the termination of such legal rent restriction, Tenant shall pay to Landlord, to the extend permitted by law, an amount equal to (a) the total amount of the rents payable during the period of such legal restriction less (b) the rents paid by Tenant to Landlord during the period such legal rent restriction was in effect.

ARTICLE 39. INTERRUPTION OF SERVICES.

39.1 Landlord reserves the right to stop the service of the electrical, plumbing or other mechanical systems or facilities in the Building when necessary by reason of emergency or for repairs required hereunder until said emergency shall have ceased and/or repairs shall have been completed, provided, that, in exercising such rights, Landlord shall provide reasonable prior notice to Tenant (except in the case of an emergency) and shall use best efforts not to interfere with Tenant’s use and enjoyment of the Premises or Tenant’s business operations thereat. The exercise of such right by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any compensation or to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant’s business, or otherwise provided, that if such interruption shall continue for three (3) business days, then Tenant shall be entitled to an equitable abatement of Rent, based on the nature and duration of the service interruption, the area of the Premises affected, and the then current Rent amounts, for the period that shall begin on the commencement of such service interruption and that shall end on the day such service interruption shall cease. If any such service interruption shall continue for at least thirty (30) days, Tenant shall have the right to terminate this Lease upon ten (10) days’ prior written notice to Landlord (provide that such notice shall be null and void, and of no force and effect, if such service interruption ceases within such 10-day period).

ARTICLE 40. FLOOR LOADS.

40.1 Tenant shall not place a load upon any floor of the Building exceeding the floor load per square foot area which it was designated to carry and which is allowed by law. Tenant has been advised that Landlord makes no representation as to the load bearing capacity of the structure. Any and all equipment and/or machinery installed by Tenant in the Premises will not at any time be in violation of existing laws affecting the Premises or in violation of the Certificate of Occupancy issued for the Building of which the Premises are a part.

ARTICLE 41. EXTERMINATION.

41.1 Tenant, at its sole cost and expense, shall maintain all extermination services as are necessary to keep the interior of the Building free of pests and vermin at all times. In furtherance, and not in limitation of the foregoing, Tenant hereby agrees to promptly enter into (and keep in full force and effect throughout the Lease Term) a full-service preventative extermination contract with a licensed pest-control operator reasonably acceptable to Landlord to keep the interior of the Building at all times free from vermin. Without limiting the generality of the foregoing, if the interior of the Building (or any portion thereof) at any time becomes infested with vermin, Tenant shall, at Tenant’s sole cost and expense, cause the same to be exterminated from time to time, to the reasonable satisfaction of Landlord. Tenant shall cause any such vermin to be exterminated immediately upon discovery of such vermin or immediately upon notice thereof from Landlord.

ARTICLE 42. TENANT’S RIGHT TO CURE.

42.1 Tenant shall provide Landlord with notice of Landlord’s failure to perform any of its obligations under this Lease (a “Landlord Default”). If Landlord fails to cure such Landlord Default within thirty (30) days after receipt of Tenant’s notice, Tenant may, but is not obligated to, cure such Landlord Default in place of Landlord. Any reasonable costs which Tenant or any third-party engaged by Tenant incurs as a result of such cure, plus a ten percent (10%) charge for Tenant’s overhead. shall be paid by Landlord upon demand and, if not so paid, shall be set off against installment(s) of Rent next coming due.

ARTICLE 43. MISCELLANEOUS PROVISIONS.

43.1 Brokers. Landlord and Tenant represent one to the other that it has dealt with no broker or agent with regard to this Lease who might claim or be entitled to any commission or other compensation from Landlord; and Tenant and Landlord hereby agree to indemnify and hold the other harmless from all claims by any broker with regard to this Lease arising out of dealings with the party from whom indemnification is sought.

43.2 Successor Landlord. In case Landlord (herein called the “Conveying Landlord”) shall convey or otherwise dispose of its interest in the Premises and turn over to the transferee any funds held by it hereunder in which Tenant has an interest, all liabilities and obligations on the part of the Conveying Landlord under this Lease accruing after such conveyance or disposal shall terminate upon such conveyance or disposal, and, thereafter all such liabilities and obligations shall be binding upon only the new owner of the Premises and the Conveying Landlord will thereby be released and discharged from any such liabilities and obligations.

43.3 Application of Funds on Default. If this Lease shall terminate as a result of or while there exists a Default hereunder, any funds then held by Landlord in which Tenant has an interest may be applied by Landlord to any damages payable by Tenant (whether provided for herein or by Law) as a result of such Default.

43.4 Survival of Obligations. All obligations of the parties hereto shall not survive the expiration or sooner termination of this Lease, except to the extent specifically provided to the contrary herein.

43.5 No Waiver. No waiver of any term, condition, default, or breach of this Lease, or of any document executed pursuant hereto, shall be effective unless in writing and executed by the party making such waiver; and no such waiver shall operate as a waiver of either (a) such term, condition, default, or breach on any other occasion, or (b) any other term, condition, default, or breach of this Lease or of such document. No delay or failure to enforce any provision in this Lease or in any document executed pursuant hereto shall operate as a waiver of such provision or any other provision herein or in any document related hereto. The receipt or acceptance of any payment by a party shall not be deemed to operate as a waiver of the right of such party to enforce the payment of additional amounts or obligations under this Lease by such remedies as may be appropriate, unless otherwise specifically agreed in each instance by such party. The enforcement by any party of any Right or remedy it may have under this Lease or applicable law shall not be deemed an election of remedies or otherwise prevent such party from enforcement of one or more other remedies at any time.

43.6 Consents. Whenever the consent or approval of a party is required under this Lease, such consent or approval shall not be unreasonably withheld or delayed, unless, otherwise specifically designated above as being in such party’s sole discretion.

43.7 Construction. Except as otherwise explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term “Section” refers to sections of this Agreement, (b) the capitalized term “Exhibit” refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof, (d) the word “including” shall be construed as “including without limitation”; and (e) all words used herein shall be construed according to their proper gender and number, as the context shall require.

43.8 Effect of Instrument. This Lease and that certain Asset Purchase Agreement dated as of July 2, 2008, between Cellu Tissue Holdings, Inc. and Atlantic Paper & Foil Corp. of N.Y.,

Atlantic Lakeside Properties, LLC, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC and Consumer Licensing Corporation (the “Asset Purchase Agreement”) sets forth the entire understanding of the parties relating to the subject matter hereof. The Landlord and the Tenant each acknowledges and agrees that the terms and provisions of this Lease are in addition to, and are not intended to, and do not, in any way waive, modify, limit, or replace, any of the terms, provisions, rights, or remedies contained in the Asset Purchase Agreement or any document or instrument executed and delivered in connection with the Asset Purchase Agreement or the transaction contemplated therein.

Cellu Tissue Holdings, Inc. has executed a Note payable to Atlantic Paper & Foil Corp. of N.Y. in accordance with the Asset Purchase Agreement referred to above and in the event Cellu Tissue defaults under the terms of said Note, said default shall be deemed a default under the terms of this Lease.

43.9 Parties Bound; Amendments. All of the terms and provisions of this Lease shall be binding upon, shall inure to the benefit of, and be enforceable by and against, the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns. This Lease may be changed, amended, or terminated only by similar written instrument executed by all parties to be bound thereby.

43.10 Severability. If any provision of this Lease is held to be unlawful, invalid, or unenforceable under any present or future laws, such provision shall be fully severable; and this Lease shall then be construed and enforced as if such unlawful, invalid, or unenforceable provision had not been a part hereof. The remaining provisions of this Lease shall remain in full force and effect and shall not be affected by such unlawful, invalid, or unenforceable provision or by its severance herefrom, provided, however, if the invalidity or unenforceability of any provision shall materially deprive either party of the economic benefit intended to be conferred by this Lease, the Parties shall negotiate in good faith to revise this Lease in a manner whereby the economic effect is as nearly as possible the same as the economic effect of this Lease prior to such invalidity or unenforceability.

43.11 No Partnership or Agency Intended. Nothing in this Lease is intended, or shall in any way be construed, so as to create any form of partnership or agency relationship between the parties. The parties hereby expressly disclaim any intention of any kind to create any partnership or agency relationship between themselves. Nothing in this Lease shall be construed to make either party liable for any of the indebtedness of the other, except as specifically provided in this Lease.

43.12 Notices. Any and all notices, requests, communications, or demands required or permitted to be given pursuant to this Lease shall be in writing, and shall be delivered either (a) by hand, (b) by an established overnight delivery service, such as Federal Express, or (c) by registered or certified mail, return receipt requested, addressed as follows:

If to Landlord:

Atlantic Long Island Properties, Inc.

P.O. Box 222144

Great Neck, NY 11022

Attn: Shaun Gabbay

with a copy to:

Steven Cohn, Esq.

1 Old County Road, Suite 420

Carle Place, New York 11514

Skadden, Arps, Slate, Meagher & Flom, LLP

Four Times Square

New York, New York 10036

Attn: Randall H. Doud

If to Tenant:

Cellu Tissue – Hauppauge LLC

c/o Cellu Tissue Holdings, Inc.

1855 Lockeway Drive, Suite 501

Alpharetta, GA 30004

Attn: Russell Taylor

with a copy to:

Weston Presidio

Pier 1, Bay 2

San Francisco, CA 64111

Attn: R. Sean Honey and James Morrone

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

Attn: Christopher C. Henry, Esq.

or to such other address or addresses as any party may designate to the others, by notice in writing, given as above provided. Notices given by hand shall be deemed to have been given upon delivery; notices given by overnight delivery service shall be deemed to have been given on the first (1st) business day following the date of deposit with such overnight delivery service; and notices given by mail shall be deemed to have been given three (3) days after the date of mailing.

43.13 Headings Not Part of Contract. The headings preceding each Section and the Table of Contents (if any) are inserted merely as a matter of convenience and shall not be deemed to be a part of the contract terms.

43.14 Governing Law. This Lease has been accepted, executed and delivered, and is intended to be performed, in the State of New York. The rights and duties of the parties, and the validity, construction, enforcement, and interpretation of this Lease, shall be governed and construed according to the laws of such state.

43.15 Exhibits. All of the Exhibits attached to this Lease are a part of this Lease and are incorporated herein by reference as fully as if copied herein verbatim.

43.16 Further Assurances. Each of the parties, at all times and from time to time hereafter, and upon reasonable written request to do so, shall make, do, execute, deliver, or cause to be made, done, executed and delivered, all such further acts, deeds, instruments, assurances, and things as may be reasonably required for more effectually implementing and carrying out the true intent and meaning of this Lease.

43.17 Notice of Lease. The parties hereby agree, at the request of either, to execute, acknowledge, and deliver in recordable form a notice or memorandum of lease and such other notices as may from time to time be necessary for the protection of any interest of Landlord or Tenant.

43.18 Venue. The parties hereby agree that the only proper and convenient venue and/or jurisdiction for any litigation between them related to this Lease or the relationship of the parties as evidenced by this Lease shall be in the Supreme Court of the State of New York, Suffolk County, or the United States District Court for the Eastern District of New York.

43.19 Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed an original as against any party who signed such counterpart, and all of which together constitute one and the same instrument. This Lease shall be binding when one or more counterparts hereof, individually or taken together, shall have been signed by all of the parties shown below as signatories to this Lease; and the date of this Lease, unless otherwise indicated above, shall be the date on which the last of such signatories shall have signed one or more counterparts.

43.20 Number of Days. Except as otherwise provided in this Lease, in calculating the number of days for any purpose under this Lease, the day on which the event occurred shall be considered the first day and all days shall be counted, including Saturdays, Sundays, and holidays. However, if the final day of any time period falls on a Saturday, Sunday, or Holiday, then such final day shall be deemed the next day which is not a Saturday, Sunday, or Holiday. “Holiday” shall mean only those holidays on which commercial banks within the State of New York shall be closed for business.

43.21 Attorney’s Fees. If Landlord or Tenant brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys’ fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, “Prevailing Party” shall mean the party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other party of its claim or defense. The attorneys’ fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred.

43.22 Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

43.23 Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PREMISES OR ARISING OUT OF THIS LEASE.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the date and year hereinabove set forth.

TENANT:

CELLU TISSUE - HAUPPAUGE, LLC

By: Cellu Tissue Corporation - Natural Dam, its sole member

By:
Name:
Title:

LANDLORD:

ATLANTIC LONG ISLAND PROPERTIES, INC.

By:
Name:
Title:

EXHIBIT A

LEGAL DESCRIPTION OF PREMISES

EXHIBIT B

PERMITTED ENCUMBRANCES

EXHIBIT C

SNDA’s

EXHIBIT D

LIEN WAIVER

Schedule I-4

Form of Thomaston Lease

EXHIBIT I-4

LEASE AGREEMENT

ATLANTIC LAKESIDE PROPERTIES, LLC

- with -

CELLU TISSUE - THOMASTON, LLC

PREMISES:

1201 BARNESVILLE STREET, THOMASTON, GEORGIA 30286

LEASE AGREEMENT

THIS LEASE AGREEMENT (the “Lease”) is dated this 2nd day of July, 2008, by and between ATLANTIC LAKESIDE PROPERTIES, LLC, a Georgia limited liability company with an address at P.O. Box 222144, Great Neck, NY 11022, and CELLU TISSUE - THOMASTON, LLC, a Delaware limited liability company with an address at 1855 Lockeway Drive, Suite 501, Alpharetta, GA 30004.

ARTICLE 1. DEFINITIONS.

As used in this Lease, the following terms shall have the meanings ascribed below, which are in addition to other terms defined in this Lease:

1.1. “Building” means the building located on the Premises.

1.2. “Commencement Date” means July 2, 2008.

1.3. “Initial Expiration Date” means July 2, 2013.

1.4. “Landlord” means Atlantic Lakeside Properties, LLC. and its permitted successors and assigns.

1.5. “Landlord’s Mortgage” means, at any time (now or hereafter) a mortgage or deed of trust placed upon the Premises by Landlord constituting a mortgage lien and all renewals, modifications, consolidations, replacements, extensions or substitutions of any such mortgage or deed of trust.

1.6. “Landlord’s Mortgagee” means, at any time, the then holder of the indebtedness secured by Landlord’s Mortgage.

1.7. “Lease Term” means the Initial Term, First Option Term, Second Option Term and the Third Option Term, if the First Option Term, Second Option Term and Third Option Term, as applicable, to renew set forth in Article 3.2, 3.3 and 3.4 of this Lease are exercised.

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1.8. “First Option Term Commencement Date means July 2, 2013.

1.9. “First Option Term Expiration Date” means July 2, 2018.

1.10 “Second Option Term Commencement Date” means July 2, 2018.

1.11 “Second Option Term Expiration Date” means July 2, 2023.

1.10 “Third Option Term Commencement Date” means July 2, 2023.

1.11 “Third Option Term Expiration Date” means July 2, 2028.

1.12. “Premises” means the land and building described on Exhibit “A” annexed hereto and made a part hereof known as and by the Street address 1201 Barnesville Street, Thomaston, Georgia 30286, together with all fixtures and other improvements now or hereafter located thereon and easements and other rights appurtenant thereto.

1.13 “Rent” means all sums, monies or payments required to be paid by Tenant to Landlord pursuant to this Lease.

1.14. “Tenant” means Cellu Tissue - Thomaston, LLC, a Delaware limited liability company, and its permitted successors and assigns.

ARTICLE 2. GRANT.

2.1 In consideration of the rents, covenants, agreements and conditions hereinafter provided to be paid, kept, performed and observed, and upon the following terms and conditions, Landlord leases to Tenant and Tenant hereby leases from Landlord the Premises. Tenant shall have and hold the Premises for and during the term described herein subject to the terms, covenants and conditions hereinafter set forth.

ARTICLE 3. TERM.

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3.1 Initial Term. The initial term of this Lease (the “Initial Term”) shall commence on the Commencement Date and expire on the Initial Expiration Date, unless sooner terminated as hereinafter provided.

3.2 First Option Term. Provided Tenant is not in Default as provided herein, Tenant shall have the right, upon prior written notice given to Landlord no later than July 2, 2012, time being of the essence, given in accordance with the terms of this Lease (“Tenant’s First Option Renewal Notice”), to extend the term of this Lease for one additional five (5) year period commencing on the First Option Term Commencement Date and ending on the First Option Term Expiration Date (the “First Option Term”), on the same terms and conditions and at the rental set forth herein. Tenant’s failure to give Tenant’s First Option Renewal Notice shall be deemed an election by Tenant not to exercise the option provided herein.

3.3 Second Option Term. Provided Tenant is not in Default as provided herein, Tenant shall have the right, upon prior written notice given to Landlord no later than July 2, 2017, time being of the essence, given in accordance with the terms of this Lease (“Tenant’s Second Option Renewal Notice”), to extend the term of this Lease for one additional five (5) year period commencing on the Second Option Term Commencement Date and ending on the Second Option Term Expiration Date (the “Second Option Term”), on the same terms and conditions and at the rental set forth herein. Tenant’s failure to give Tenant’s Second Option Renewal Notice shall be deemed an election by Tenant not to exercise the option provided herein.

3.4 Third Option Term. Provided Tenant is not in Default as provided herein, Tenant shall have the right, upon prior written notice given to Landlord no later than July 2, 2022, time being of the essence, given in accordance with the terms of this Lease (“Tenant’s Third Option Renewal Notice”), to extend the term of this Lease for one additional five (5) year period commencing on the Third Option Term Commencement Date and ending on the Third Option Term Expiration Date (the “Third Option Term”), on the same terms and conditions and at the rental set forth herein. Tenant’s failure to give Tenant’s Third Option Renewal Notice shall be deemed an election by Tenant not to exercise the option provided herein.

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3.5 Tenant Termination Right. Notwithstanding anything herein to the contrary, Tenant shall have the right to terminate this Lease at any time after the expiration of the second year anniversary of the Commencement Date, with or without cause, upon twelve (12) months’ prior written notice to Landlord. Upon such termination, provided that Tenant returns the Premises to the Landlord and is current in the payment of rent and vacates in accordance with Article 22 hereof, Tenant shall be released and discharged from all of its further obligations and liabilities under this Lease, except for obligations and liabilities related to any Default of Tenant under Article 25 hereof.

ARTICLE 4. BASE RENT.

4.1 Base Rent During Term. During the Term of this Lease, Tenant shall pay to Landlord Base Rent per annum as follows:

Annual Rent	Monthly Installments
$511,000	$42,583.33

4.2 Payment of Rent. Tenant covenants to pay Rent without notice, deduction, set-off or abatement, except as otherwise expressly provided herein, to Landlord in equal monthly installments (or appropriate pro rata portion thereof for any portion of a month at the beginning or end of the Lease Term) payable in advance on the first day of each month during the Term.

4.3 Place of Payment. Rent shall be payable to Landlord at Landlord’s address set forth herein or at such other place as Landlord may designate from time to time in writing.

4.4. Service Charge. Tenant’s failure to make any monetary payment required of Tenant (including payments of Rent) hereunder within ten (10) days after notice from Landlord that such payment has not been made shall result in the imposition of a service charge for such late payment in the amount of five (5%) percent of the amount due.

ARTICLE 5. OPTION TO PURCHASE.

5.1 Option Purchase. Tenant shall have the right to purchase the Premises

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(such right, the “Option to Purchase”) for a purchase price (the “Purchase Price”) of Five Million Dollars ($5,000,000), adjusted as provided below, at any time during the Term.

5.2 Procedure. Tenant may exercise the Option to Purchase by giving written notice (the “Purchase Notice”) of its exercise of the Option to Purchase to Landlord at least ninety (90) days but not more than six (6) months in advance of the date Tenant desires to consummate the purchase of the Premises. Tenant’s written notice shall set forth its election of the Option to Purchase as well as the proposed closing date for the transaction. Tenant and Landlord shall enter into a purchase agreement within thirty (30) days (the “Purchase Agreement”), which Purchase Agreement shall be upon the terms and conditions customary for the sale of comparable properties located within the market area of the Premises, but in all events the Purchase Agreement shall provide for the following: (i) Tenant shall be allowed a reasonable period of time to perform due diligence investigations (including, without limitation, a Phase I environmental assessment of the Premises and other non-invasive engineering and structural investigations) and the sale shall be conditioned upon Tenant being satisfied with such investigations in its sole discretion; (ii) Landlord shall be obligated to execute and deliver all customary closing documents, in form reasonably satisfactory to Landlord and Tenant, including but not limited to, (a) a limited warranty deed and any other documents or instruments then legally required to convey title to the Premises, (b) if requested by Tenant, a bill of sale to any personal property or equipment owned by Landlord and located on the Premises, (c) an affidavit in the form reasonably required by the title insurance company insuring Tenant’s title to the fee estate covering absence of parties in possession by or through Landlord (other than Tenant or any of its permitted subtenants), absence of work performed on the Premises by Landlord for the preceding one hundred twenty (120) days and other matters reasonably requested by such title insurance company, (d) evidence reasonably satisfactory to the title insurance company insuring Tenant’s title to the Premises of Landlord’s authorization to consummate the transaction, (e) an affidavit of residence or other appropriate evidence that Landlord is exempt from the withholding requirements of O.C.G.A., § 48-7-128 (failing which Tenant shall be fully authorized to withhold and pay to the appropriate taxing authority the amount required to be withheld pursuant to said Section 48-7-128), (f) an affidavit that Seller is not

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a “foreign person” as such term is defined in Section 1445(f)(3) of this Internal Revenue Code of 1986, as amended, and (g) any environmental or other certifications required by applicable law or otherwise. At the closing of the purchase, Tenant shall deliver to Landlord an amount equal to the Purchase Price by wire transfer and execute and deliver a settlement statement, any other documents or instruments reasonably required to consummate the purchase and sale of the Premises, in form reasonably satisfactory to Tenant and Landlord; (iii) Landlord shall be required to deliver the Premises free and clear of all liens and encumbrances except for Permitted Encumbrances and such liens and encumbrances as have attached or been imposed on account of any act or omission of Tenant during the Term and in the condition required to be maintained by Landlord hereunder; (iv) rent, utilities and other adjustments shall be prorated to the closing date of the Purchase Agreement to the extent applicable given the terms of the Lease; (v) Landlord shall be responsible for and pay any transfer taxes and any other taxes or governmental charges or fees imposed or assessed upon Landlord in connection with the conveyance of the Premises. Tenant shall be responsible for and pay any recording and filing charges or fees incurred in connection with the recording of the deed to the Premises and any taxes the payment of which is not expressly provided for herein that are normally and customarily paid by Purchaser. Tenant shall also be solely responsible for any title search and survey charges and any title insurance premiums in respect of title insurance obtained by Tenant, as well as any costs associated with any loan obtained by Tenant in connection with the purchase of the Premises. Each party shall pay its own legal fees and administrative costs incurred in connection with any such conveyance of the Premises to Tenant; and (vii) Tenant may designate a nominee to take title to the Premises.

5.3 Termination of Option. The Option to Purchase shall automatically terminate and become null, void and of no force and effect upon the earliest to occur of (a) the expiration or earlier termination of the Term in accordance with the terms of this Lease, (b) an assignment of this Lease that requires Landlord’s consent, and (c) the sublease by Tenant of more than fifty percent of the rentable area of the Premises to persons or entities that are not affiliates of Tenant for all or substantially all of the remaining Term.

5.4. Limit on Encumbrances. Until Tenant’s Option to Purchase has terminated

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as provided herein, Landlord shall not take any action that results in any encumbrance on or exception to title to the Premises other than the Permitted Encumbrances, subject in all events to Section 17 hereof, or the granting to a bank or other institutional lender of a mortgage or deed of trust to secure indebtedness not in excess of the lesser of (i) 80% of the fair market value of the Premises at the time of the granting of such mortgage/deed of trust or (ii) $4,000,000.

ARTICLE 6. LANDLORD’S RIGHTS.

6.1. Limited Reservation of Rights. In the event that Tenant notifies Landlord that Tenant is vacating the Premises and/or that Tenant is waiving its option to purchase hereunder, then Landlord shall have the following rights, provided that in exercising such rights, Landlord shall provide reasonable prior notice to Tenant and shall use best efforts not to interfere with Tenant’s use and enjoyment of the Premises or Tenant’s business operations thereat, provided, further, that Landlord shall have the right to access the Premises to make repairs at all times without prior notice to Tenant in emergency circumstances:

6.1.1 To enter the Premises at all reasonable times during normal business hours, together with Landlord’s employees, agents, lenders, tenant’s insurance agents and inspectors, public authorities and others having a legitimate interest in the Premises;

6.1.2 To exhibit the Premises to potential tenants and brokers at all reasonable times during normal business hours and to display “For Lease” signs on the Premises at any time during the last year of the Initial Term (provided Tenant has not exercised its right to renew for the First Option Term) or of all applicable Option Terms (provided Tenant has not exercised its right to renew for a subsequent Option Term), or to display “For Sale” signs on the Premises at any time;

6.1.3 To inspect, and/or make repairs to, the Premises as required hereunder or as may be reasonably necessary or desirable for the safety, protection and/or preservation of the Premises;

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6.1.4 To stop the service of the electrical, plumbing or other mechanical systems or facilities in the Building when necessary by reason of emergency or for repairs required hereunder until said emergency shall have ceased and/or repairs shall have been completed, provided, that, in exercising such rights, Landlord shall provide reasonable prior notice to Tenant (except in the case of an emergency) and shall use best efforts not to interfere with Tenant’s use and enjoyment of the Premises or Tenant’s business operations thereat. The exercise of such right by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any compensation or to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant’s business, or otherwise provided, that if such interruption shall continue for three (3) business days, then Tenant shall be entitled to an equitable abatement of Rent, based on the nature and duration of the service interruption, the area of the Premises affected, and the then current Rent amounts, for the period that shall begin on the commencement of such service interruption and that shall end on the day such service interruption shall cease. If any such service interruption shall continue for at least thirty (30) days, Tenant shall have the right to terminate this Lease upon ten (10) day’s prior written notice to Landlord (provide that such notice shall be null and void, and of no force and effect, if such service interruption ceases within such 10-day period); and

6.1.5. To place, install, maintain, carry through, repair and replace such utility lines, pipes, wires, appliances, tunneling and the like in, over, through and upon the Premises as may be reasonably necessary or desirable for the servicing of the Premises.

ARTICLE 7. INABILITY TO PERFORM.

7.1 If by reason of inability to obtain and utilize labor, materials or supplies; circumstances directly or indirectly the result of a state of war or national or local emergency; strikes or riots; or by reason of any other cause beyond the reasonable control of Landlord, Landlord shall be unable to perform or shall be delayed in performance, such non-performance or delay in performance shall not render Landlord liable in any respect for damages to either person

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or property, constitute a total or partial eviction, constructive or otherwise, cause an abatement of rent or relieve Tenant from the fulfillment of any covenant or agreement contained in this Lease, except for any abatement of Rent expressly provided for herein.

ARTICLE 8. USE.

8.1 The Premises shall be used by and/or at the sufferance of Tenant for any lawfully permitted use.

ARTICLE 9. COMPLIANCE WITH LAWS.

9.1 Tenant’s Compliance with Law. Tenant covenants throughout the Lease Term, at Tenant’s sole cost and expense (except as otherwise provided herein), to comply with all laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments which are applicable to the Premises or the use or manner of use of the Premises, and the orders, rules and regulations of the Board of Fire Underwriters where the Premises are situated, or any other body now or hereafter constituted exercising similar functions, which are applicable to the Premises or the use or manner of use of the Premises. Tenant will likewise observe and comply with the reasonable requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the Building and other improvements on the Premises and the equipment thereon.

9.2 Landlord Representation. To the best of Landlord’s knowledge, the Premises as they currently exist, comply with (i) all laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments which are applicable to the Premises or the use or manner of use of the Premises, including the Americans with Disabilities Act, (ii) all regulations of the Board of Fire Underwriters where the Premises are situated which are applicable to the Premises or the use or manner of use of the Premises and (iii) the requirements of all policies of public liability, fire and all other policies of insurance in force with respect to the Building and improvements on the Premises and the equipment thereon.

ARTICLE 10. REAL ESTATE TAXES.

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10.1 Payment. During the entire term of this Lease, Landlord shall pay, satisfy and discharge all Real Estate Taxes (as hereinafter defined) prior to any tax lien sale and shall provide Tenant with proof of payment of Real Estate Taxes upon request. For purposes of this Lease, “Real Estate Taxes” shall mean all real property taxes and assessments and any other similar taxes or charges levied against or imposed upon the Premises, including: (a) all ad valorem Real Estate Taxes including school taxes assessed against the Premises (adjusted after protest or litigation, if any) for any part of the Lease Term, (b) any taxes which shall be levied in lieu of any such ad valorem real estate taxes, (c) any special assessments for benefits on or to the Premises, payable in installments, (d) occupational taxes or excise taxes levied on rental derived from the operation of the Premises or the privilege of leasing Premises, and (e) the expense of protesting, negotiating or contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to the period of the item contested, protested or negotiated (including legal fees and disbursements) incurred in the prosecution of any such tax reduction proceeding.

10.2 Base Year Increases. Notwithstanding the foregoing, commencing with the 2009 real estate tax year, Tenant shall pay to Landlord, as additional rent, an amount equal to all Real Estate Taxes for such tax year less the amount of Real Estate Taxes for the 2008 real estate tax year. Said payment shall be paid by Tenant to Landlord within thirty (30) days of receipt by Tenant of a copy of the applicable tax bill from the Landlord.

10.3 Right to Contest. Anything to the contrary contained herein notwithstanding, Landlord and/or Tenant, at its sole cost and expense, shall have the right to prosecute a tax certiorari proceeding or otherwise protest, in order to attempt to reduce Real Estate Taxes for which the parties are responsible hereunder. Both parties agree to reasonably cooperate with each other and/or its representatives or attorneys, provided such cooperation is at no cost to other party.

ARTICLE 11. UTILITIES.

11.1 From and after the Commencement Date, or such earlier date as Tenant may take possession of all or part of the Premises, Tenant shall contract in its own name and

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timely pay for all charges for electricity, gas, water, fuel, sewer charges, telephone, trash hauling, and any other services or utilities used in, servicing or assessed against the Premises, for periods from and after the Commencement Date or such earlier date of possession until the expiration or earlier termination of the Lease Term, unless otherwise herein expressly provided.

ARTICLE 12. TITLE; QUIET ENJOYMENT.

12.1 Landlord covenants that Landlord has good and clear, record and marketable fee simple title in and to the Premises, subject only to the encumbrances listed on Exhibit B attached hereto and made a part hereof. Landlord covenants that Tenant, on paying the Rent as herein provided and keeping, performing and observing the covenants, agreements and conditions herein required of Tenant, shall peaceably and quietly hold and enjoy the Premises for the Lease Term, subject, however, to the terms and conditions of this Lease.

ARTICLE 13. ASSIGNMENT, MORTGAGE AND SUBLETTING.

13.1 General. Tenant may not sublease all or any part of the Premises or assign its interest in this Lease without, in each case, the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Notwithstanding any assignment of this Lease or any subletting of the Premises, Tenant shall remain primarily responsible for all obligations of Tenant hereunder.

13.2 Permitted. Notwithstanding the foregoing, Tenant may, without either prior notice to or the consent of Landlord, assign or otherwise transfer this Lease (i) in connection with any merger, consolidation, reorganization or other corporate restructuring of Tenant, (ii) in connection with any sale of all or substantially all of the stock or assets of Tenant, or (iii) to any affiliate of Tenant; provided in each case that the successor corporation or entity acquiring Tenant’s stock or assets or the affiliate of Tenant, as applicable, agrees to be bound by all of the terms and provisions of this Lease for the benefit of Landlord.

13.3 Leasehold Mortgages; Liens. Notwithstanding anything herein to the contrary, Tenant may grant: (i) a collateral assignment of or leasehold mortgage on its leasehold

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interest in the Premises and/or (ii) a lien on and a security interest in all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant, including, without limitation, Tenant’s Removable Property located on the Premises.

ARTICLE 14. CASUALTY; CONDEMNATION.

14.1. Fire and Other Casualty. In the event of total or partial destruction of the Premises, which exceeds forty (40%) percent of the total square footage of the Building by fire or other peril, Landlord or Tenant, at their option, may terminate this Lease as of the date of such casualty by written notice to the other given, if at all, within sixty (60) days from and after the date of such casualty. Absent such timely notice, this Lease shall remain in full force and effect (subject to abatement of Rent as provided in Article 14.2 below), and Landlord shall promptly commence and diligently prosecute to completion the repair and restoration of the Premises as nearly as possible to their condition prior to such destruction. if Landlord elects to repair or re-build the Premises but does not complete such repair or rebuilding within six (6) months after the adjustment of any insurance loss resulting from the occurrence of such damage or destruction, Tenant shall have the right to terminate this Lease upon thirty (30) days prior written notice to Landlord. In all cases, due allowance shall be made for reasonable delay caused by adjustment of insurance loss, strikes, labor difficulties or any cause beyond Landlord’s reasonable control.

14.2. Rental Abatement. If the Premises are rendered totally untenantable but this Lease is not terminated as aforesaid, then all Rent shall abate from the date of the fire or other relevant cause or condition until the Premises are ready for occupancy and reasonably accessible to Tenant. If a portion of the Premises is rendered untenantable (whether or not such portion exceeds forty (40%) percent of the total square footage of the Building) but this Lease is not terminated as aforesaid, then there shall be an abatement of Rent in proportion to the proportion of space within the Building that is rendered untenantabte until the damaged portion(s) are ready for Tenant’s occupancy and reasonably accessible to Tenant. For purposes of this Lease, the Premises shall be considered tenantable so long as and to the extent that the Premises are occupied and used by Tenant for its business.

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14.3. Condemnation. If the Premises or a substantial part thereof (which in Tenant’s reasonable opinion renders the remainder of the Premises unfit for the uses specified herein) shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose, the Lease Term shall cease and terminate upon the date when the possession of said Premises or part thereof so taken shall be required for such purpose and without apportionment of the award and Tenant shall have no claim against Landlord for the value of any unexpired Lease Term. Rent at the then current rate shall be apportioned as of the date of the termination.

If any portion of the Premises shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose, and this Lease is not terminated in the manner provided for above, Landlord shall apply any such damages and compensation awarded (net of the costs and expenses, including reasonable attorneys’ fees, incurred by Landlord in obtaining the same) to secure and close so much of the Building and/or the Premises, as the case may be, as remain and shall, to the extent possible, replace any part so taken or appropriated by a suitable structure or parking area or addition of similar size and design to that portion so taken or appropriated. In such event, there shall be an abatement of Rent in proportion to the percentage of space which is (temporarily or permanently) no longer available for use by Tenant.

In the event of such taking or public appropriation, Landlord shall be entitled to receive the entire award or any judgment for damages caused by the taking, provided that Tenant shall be entitled to make a claim in any condemnation proceeding which does not reduce the amount of Landlord’s award, for the value of Tenant’s property and nothing in this Article shall preclude an award by such public or quasi-public authority made to Tenant for loss of business or depreciation to and cost of removal of equipment or fixtures.

ARTICLE 15. HOLDING OVER.

15.1 In the event of a holding over by Tenant after expiration or termination of this Lease, Tenant shall be deemed a month-to-month tenant of the Premises, which month-to-month

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tenancy shall be terminable by either party hereto on sixty (60) days prior written notice from one party to the other. In the event of a holding over by Tenant after the expiration of the sixty (60) day period referred to in the preceding sentence, without the consent in writing of Landlord, Tenant shall be deemed a tenant at sufferance and shall pay rent for such occupancy at the rate of (i) one hundred twenty five (125%) percent of the last-current aggregate Base Rent payable during the last month of the Lease Term for the first two (2) month period after the expiration of the sixty (60) day period referred to in the first sentence of this Article; (ii) one hundred fifty (150%) percent of the last-current aggregate Base Rent payable during the last month of the Lease Term for the second two (2) month period following the expiration of the sixty (60) day period referred to in the first sentence of this Article; and (iii) two hundred (200%) percent of the last-current aggregate Base Rent payable during the last month of the Lease Term for each one (1) month period thereafter; prorated monthly, for the entire holdover period, plus all reasonable attorney’s fees and expenses incurred by Landlord in enforcing its rights hereunder; plus, if the holdover period exceeds sixty (60) days, any other damages occasioned by such holding over. Except as otherwise agreed, any holding over with the written consent of Landlord shall constitute a month-to-month tenancy.

ARTICLE 16. MORTGAGE AND TRANSFER.

16.1 Landlord’s Right to Mortgage and Transfer. Landlord shall have the unfettered right to transfer, mortgage, pledge or otherwise encumber, assign and convey, in whole or in part, the Premises, provided that any such transfer, mortgage, pledge, encumbrance, assignment or conveyance shall be subject to Tenant’s interests under and pursuant to this Lease. Notwithstanding the foregoing, Tenant shall, at Landlord’s request, subordinate its interest under this Lease to the lien, but not the provisions, of any institutional mortgage provided that the holder thereof enters into a so-called “subordination, non-disturbance and attornment agreement” or otherwise recognizes and acknowledges this Lease with Tenant in form and substance acceptable to Tenant. Landlord has obtained a subordination, non-disturbance and attornment agreement among Tenant, Landlord and Landlord’s Mortgagee for each existing Landlord Mortgage, copies of which are attached hereto as Exhibit C.

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16.2. Estoppel Certificates. Landlord and Tenant covenant and agree to execute and deliver to the other and/or its prospective or existing mortgagee within ten (10) business days of a written request therefore, an estoppel letter setting forth: (i) the date of this Lease and any amendments thereto, (ii) the date through which Rent has been paid hereunder, (iii) the amount of any security deposit held by Landlord, if any, (iv) that Tenant is in occupancy of the Premises and/or specifying any subleases or assignments, (v) that the Lease is in full force and effect, (vi) that, to the knowledge of such party, there exists no default under the Lease and that there are no defenses or offsets against the enforcement thereof, or setting forth such defaults, defenses or offsets, and (vii) any other information with respect to this Lease which the other party or its prospective or existing mortgagee may reasonably request.

ARTICLE 17. BANKRUPTCY AND INSOLVENCY.

17.1 Bankruptcy. It is understood and agreed that the following shall apply in the event of the bankruptcy or insolvency of Tenant:

17.1.1 If a petition is filed by, or an order for relief is entered against Tenant under Chapter 7 of the Bankruptcy Code and the trustee of Tenant elects to assume this Lease for the purpose of assigning it, such election or assignment, or both, may be made only if all of the terms and conditions of this subarticle 17.1 and subarticle 17.2 below are satisfied. To be effective, an election to assume this Lease must be in writing and addressed to Landlord, and in Landlord’s business judgment, all of the conditions hereinafter stated, which Landlord and Tenant to be commercially reasonable must have been satisfied. If the trustee fails so to elect to assume this Lease within sixty (60) days after such filing or order, this Lease will be deemed to have been rejected, and Landlord shall then immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee, and this Lease shall be terminated. Landlord’s right to be compensated for damages in bankruptcy proceeding, however, shall survive such termination.

17.1.2 If Tenant filed a petition for reorganization under Chapter 11 of the Bankruptcy Code, or if a proceeding filed by or against Tenant under any other chapter of the Bankruptcy Code is converted to a Chapter 11 proceeding and Tenant’s trustee or Tenant as

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debtor-in-possession fails to assume this Lease within sixty (60) days from the date of the filing of such petition or conversion, then the trustee or the debtor-in-possession shall be deemed to have rejected this Lease. To be effective, any election to assume this Lease must be in writing addressed to Landlord and, in Landlord’s business judgment, all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied:

(i) The trustee or the debtor-in-possession has cured or has provided to Landlord adequate assurance, as defined in this subarticle, that:

(a) It will cure all monetary defaults under this Lease within ten (10) days from the date of assumption; and

(b) It will cure all nonmonetary defaults under this Lease within thirty (30) days from the date of assumption;

(ii) The trustee or the debtor-in-possession has compensated Landlord, or has provided Landlord with adequate assurance, as hereinafter defined, that within ten (10) days from the date of assumption Landlord will be compensated for any pecuniary loss it has incurred arising from the default of Tenant, the trustee, or the debtor-in-possession, as recited in Landlord’s written statement of pecuniary loss sent to the trustee or debtor-in-possession; and

(iii) The trustee or the debtor-in-possession has provided Landlord with adequate assurance of the future performance of each of Tenant’s obligations under this Lease; provided, however, that

(a) From and after the date of assumption of this Lease, it shall pay all monetary obligations, including the Base and Additional Rent payable under this lease in advance in equal monthly installments on each date that such Rents are payable;

(b) It shall also deposit with Landlord, as security for the timely payment of Rent, an amount equal to two (2) months’ Base Rent and other monetary obligations payable under this Lease;

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(c) If not otherwise required by the terms of this Lease, it shall also pay in advance, on each day that any installment of Base Rent is payable, one-twelfth of Tenant’s annual tax, escalation and other obligations under this Lease, if any; and

(d) The obligations imposed upon the trustee or the debtor-in- possession will continue for Tenant after the completion of bankruptcy proceedings.

(iv) For purposes of this subarticle, “adequate assurance” means that:

(a) Landlord reasonably determines that the Tenant, trustee or the debtor-in-possession has, and will continue to have, sufficient unencumbered assets, after the payment of all secured obligations and administrative expenses, to assure Landlord that the trustee or the debtor-in-possession will have sufficient funds timely to fulfill Tenant’s obligations under this Lease and to keep the Premises properly staffed with sufficient employees to conduct a fully operational, actively promoted business in the Premises; and

(b) An order shall have been entered segregating sufficient cash payable to Landlord and/or valid and perfected first lien and security interest shall have been granted in property of Tenant, trustee, or debtor-in-possession which is acceptable in value and kind to Landlord, to secure to Landlord the obligation of Tenant, trustee or debtor-in-possession to cure all monetary and nonmonetary defaults under this Lease within the time periods set forth above.

17.1.3 In the event this Lease is assumed by a trustee appointed for Tenant or by Tenant as debtor-in-possession under the provisions of subarticle 17.1.2 above and, thereafter, Tenant is either adjudicated a bankrupt or files a subsequent petition for arrangement under Chapter 11 of the Bankruptcy Code, then Landlord may, at its option, terminate this Lease and all the Tenant’s right under it, by giving written notice of Landlord’s election so to terminate.

17.1.4 If the trustee or the debtor-in-possession has assumed this Lease, pursuant to subarticle 17.1.1. or 17.1.2. above and desires, to assign or to elect to assign Tenant’s interest under this Lease or the estate created by that interest to any other person, such interest or

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estate may be assigned only if the intended assignee has provided adequate assurance of future performance, as defined in this subarticle 17.1.4, of all of the terms, covenants and conditions of this Lease. For the purposes of this subarticle 17.1.4, “adequate assurance of future performance” means that Landlord has ascertained that each of the following conditions has been satisfied:

(i) The assignee has submitted a current financial statement, audited by a certified public accountant, which shows a net worth and working capital in amounts reasonably determined by Landlord to be sufficient to assure the future performance by the assignee of the Tenant’s obligations under this Lease;

(ii) If reasonably requested by Landlord, the assignee will obtain guarantees, in form and substance satisfactory to Landlord, from one or more persons who satisfy Landlord’s standards of credit worthiness; and

(iii) Landlord has obtained consents or waivers from any third parties which may be required under any lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, to enable Landlord to permit such assignment.

17.1.5 When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Premises, it is agreed that such charges will not be less than the Base Rent as defined in this Lease, plus additional rent and other monetary obligations of Tenant included herein,

17.1.6 Neither Tenant’s interest in this Lease nor any estate of Tenant created in this Lease shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, nor otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant, unless Landlord consents in writing to such transfer. Landlord’s acceptance of rent or any other payments from any trustee, receiver, assignee, person or other entity will not be deemed to have waived, or waive, either the requirement of Landlord’s consent or Landlord’s right to terminate this Lease for any transfer of Tenant’s interest under this Lease without such consent

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ARTICLE 18. MAINTENANCE AND CARE.

18.1 Acceptance. Tenant acknowledges that it has examined the Premises before taking possession hereunder. Except as otherwise provided herein, Tenant is accepting the Building and Premises in “As Is” condition.

18.2 Landlord Representation. Landlord represents and warrants that to the best of its knowledge, all fixtures, the structural support elements of the Building and the nonstructural components of the Building, including, without limitation, the mechanical systems, life safety systems, plumbing, lighting, heating, air conditioning, ventilation, electricity, walls (interior and exterior), foundations, ceilings, beams, roofs (interior and exterior), floors, windows, doors, landscaping, driveways, parking lots, and loading doors of the Building, on the date of this Lease, are in good repair and operating condition.

18.3 Maintenance and Repair by Tenant. Tenant shall be responsible for all maintenance and repairs to the Premises of whatever kind or nature. Tenant will keep the interior of the Building free from filth, overloading, danger of fire or any pest or nuisance, and repair and/or replace any damage or breakage done by Tenant or Tenant’s agents, employees, or invitees. To the extent that a repair to the interior of the Building or any equipment therein is covered by warranty granted to Landlord (if any), Landlord will make every reasonable effort to enforce that warranty on behalf of Tenant to effectuate said repair. Otherwise, Tenant shall be responsible for all repairs to the Building and to Tenant’s equipment contained therein, except as specifically set forth herein. Tenant shall be responsible for the repair and replacement of all glass and plate glass on the Premises, including damage done to the Premises by Tenant’s equipment or installations. In the event Tenant fails to maintain the Building as provided for herein, Landlord shall have the right, but not the obligation, to perform such maintenance and repair as is required of Tenant in which event Tenant shall promptly reimburse Landlord for its costs in providing such maintenance or repairs together with a ten (10%) percent charge for Landlord’s overhead.

18.4 Additional Improvements. Except with the prior written consent of Tenant, which consent may be granted or withheld in Tenant’s sole discretion, Landlord shall not be

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permitted to construct any additional improvements on or to the Premises, this Lease granting Tenant sole and exclusive possession of the Premises except as otherwise expressly provided herein

ARTICLE 19. ALTERATIONS AND ADDITIONS, MECHANICS’ LIENS.

19.1 Alterations or Improvements. Tenant shall be permitted to make alterations or improvements to the Premises without the prior written consent of Landlord. Alterations or improvements made by Tenant upon the Premises, except furniture, machinery, goods, wares, inventory, personal property, trade fixtures and equipment placed in the Premises, including raised flooring, any suspended or wall mounted lighting fixtures and video or computer screens (collectively, “Tenant’s Removable Property”) and for fixtures added to the Premises by Tenant at its expense and designated by Tenant as removable by written notice to Landlord prior to such addition (“Removable Fixtures”), shall be and become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or termination of this Lease, without disturbance, molestation, injury or damage. Notwithstanding the foregoing, in the event that Tenant does not exercise its purchase option hereunder, at the request of Landlord, at the expiration or earlier termination of the Term Tenant shall remove or restore all alterations or improvements to the Premises made by Tenant. Tenant shall have the right, at any time, to remove Tenant’s Removable Property from the Premises. In the event damage to the Premises shall be caused by moving Tenant’s Removable Property in or out of the Premises, said damage shall be promptly repaired at the cost of Tenant.

19.2 Requirements for Structural Changes. Each structural alteration or improvement to the Premises that (each, for purposes of this Article 19.3, a “Structural Change”) shall be subject to the following requirements:

19.2.1 Each Structural Change shall be made under the supervision of an architect or engineer selected by Tenant; and shall be made in accordance with detailed plans and specifications prepared by such architect or engineer. Copies of all such plans and specifications shall be delivered by Tenant to Landlord.

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19.2.2 If the estimated cost of any proposed Structural Change shall be One Hundred Fifty Thousand ($150,000.00) Dollars, or more, Tenant, upon request of Landlord, at Tenant’s sole cost and expense, shall, before commencing the same, furnish to Landlord a surety company bond, issued by a surety company approved by Landlord in an amount equal to the estimated cost of such change or alteration, or shall furnish to Landlord other security reasonably satisfactory to Landlord, in each case guaranteeing to Landlord the completion of the proposed change or alteration within a reasonable time, free and clear of all Liens, and other claims and charges in accordance with any plans or specifications, or with any contract between Tenant and a general contractor engaged by it which incorporates such plans and specifications.

19.2.3 No Structural Change shall be made unless Tenant first obtains the written consent thereto of Landlord’s Mortgagee, if any, if such consent is required under such Landlord’s Mortgage. In the event such consent is required by Landlord’s Mortgagee, Landlord shall notify Tenant, in writing, of such requirement and of the name and address of such mortgagee and shall reasonably cooperate with Tenant in obtaining such consent.

19.3 Requirements for All Alterations. Tenant covenants and agrees that no change or alteration to the Premises will be made except in compliance with, and Tenant hereby covenants with, each and all of the following provisions:

19.3.1. All changes and alterations shall be made with reasonable diligence and dispatch (subject to unavoidable delays) in a good and workmanlike manner.

19.3.2. Before any changes or alterations are begun, Tenant shall procure, at its own sole cost and expense, all necessary licenses, permits, approvals and authorizations from all tribunals. Upon Tenant’s request, Landlord shall join in the application for such licenses, permits, approvals and authorizations whenever such action is necessary.

19.3.3. All changes and alterations shall be made in compliance and conformity with all applicable Laws and with all applicable licenses, permits, authorizations and

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approvals of all tribunals, as well as those of the National and Local Boards of Fire Underwriters, or any other body or bodies exercising similar functions.

19.3.4. In making changes and alterations, Tenant shall not violate the terms or conditions of any insurance policy affecting or relating to the Premises.

19.3.5. Promptly after the completion of any changes or alterations, Tenant shall procure, at Tenant’s sole cost and expense, all such approvals by tribunals and insurance organizations as may be required, and on written demand, shall promptly deliver photocopies thereof to Landlord.

19.3.6. No changes or alterations shall be made which would render title to the Premises or any part thereof unmarketable, or which would reduce the value of the Premises below the value thereof immediately prior thereto.

19.3.7. Following the completion of all such work or alterations, upon request, Tenant shall deliver to Landlord proper waivers of the right to file mechanic’s liens from all contractors, subcontractors or materialmen to be employed in connection with such changes and alterations.

19.3.8. Tenant shall maintain in force (and require its contractors and subcontractors to take out and maintain in force) Workers Compensation and public liability insurance in amounts which Landlord may reasonably require, naming Landlord and Landlord’s mortgagee as additional parties insured with respect to such liability insurance policies and deliver certificates of such insurance to Landlord prior to commencement of any work.

19.4 No Cost to Landlord. Landlord shall not be required to make any contribution to the cost of any changes or alterations or any part thereof made by Tenant, and Tenant covenants that Landlord shall not be required to pay any cost, expense or liability arising out of or in connection with or by reason of any changes or alterations made by Tenant.

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19.5 Mechanic’s Liens. Tenant shall not cause nor permit any mechanic’s liens or other liens to be placed upon the Premises and in case of the filing of any such lien or claim therefor, Tenant shall promptly discharge same; provided, however, that Tenant shall have the right to contest the validity or amount of any such lien provided Tenant has posted security with Landlord, which security, in Landlord’s reasonable judgment, must be adequate to pay and discharge any such lien in full plus Landlord’s reasonable estimate of its legal fees. Tenant agrees to pay all reasonable legal fees or disbursements and other costs incurred by Landlord because of any mechanic’s or other liens attributable to Tenant being placed upon the Premises.

ARTICLE 20. DEFAULT AND REMEDIES.

20.1 Defaults. Anyone or more of the following events shall be deemed a “Default” or collectively “Defaults”:

20.1.1 Tenant shall at any time fail to pay punctually and in full any item of Rent within ten (10) business days after written notice of such failure from Landlord.

20.1.2 Tenant shall fail to keep, perform or observe any other covenant, agreement, condition or undertaking hereunder and shall fail to remedy such default within thirty (30) days after written notice thereof has been mailed by Landlord to Tenant; or if such default is one that will take longer than thirty (30) days to remedy, Tenant fails to commence curing such default within thirty (30) days and/or fails diligently to pursue such cure to completion.

20.1.3 If either (a) a proceeding is commenced on a petition for relief filed by or against Tenant (as debtor) under any debtor relief law, which is not vacated, stayed or dismissed within thirty (30) days thereafter; or (b) Tenant should seek or consent to an acquiescence in the appointment of any trustee, receiver or liquidator of Tenant, as to any substantial portion of its assets or of the business conducted by Tenant in the Premises; or (c) within sixty (60) days after the appointment of any trustee, receiver or liquidator of Tenant or of the business conducted by Tenant at the Premises, such appointment shall not have been vacated or stayed on appeal; or (d) Tenant shall make an assignment for the benefit of creditors: or (e) Tenant

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shall admit in writing its inability to pay debts generally as they become due; or (f) Tenant shall become insolvent (as defined in the Georgia Uniform Commercial Code).

20.1.4 If Tenant is in Default in the payment of Rent more than seven (7) times in any twelve (12) month period cumulatively under this Lease, the Lease Agreement dated July 2, 2008, between Atlantic Paper & Foil Corp. of NY. and Cellu Tissue – Happauge, LLC (the “Hauppauge Lease”) and the the Lease Agreement dated July 2, 2008, between Atlantic Long Island Properties, Inc. and Cellu Tissue – Happauge, LLC (the “Gilpin Lease”), then, upon the eighth such Default in the payment of Rent, Tenant shall be considered to be in Default under this Lease, the Hauppauge Lease and the Gilpin Lease; provided that, all references to the Hauppauge Lease and/or the Gilpin Lease, as the case may be, in this Article shall be deleted if such property(ies) is/are no longer eased by Cellu Tissue – Thomaston, LLC. (or its affiliated entities) from Atlantic Lakeside Properties LLC (or its affiliated entities). For purposes of this Lease, “affiliate” means with respect to any person or entity, any other person or entity controlling or controlled by or under common control with such person or entity.

20.2 Remedies of Landlord. Upon a Default, Landlord shall have the right, without further notice or demand, to re-enter and take exclusive possession of the Premises, with or without force or legal process, and to refuse to allow Tenant to enter the same or have possession thereof; to change the locks on the doors to the Premises; all without being liable to Tenant for any damages or to any prosecution therefore; and

20.2.1 As agent of Tenant to reasonably relet the Premises for the balance of the Lease Term or for a shorter or longer term and receive the rents therefor, applying them first to the payment of damages suffered to the Premises and rents due and to become due under this Lease, Tenant remaining liable for and hereby agreeing to pay Landlord any deficiency; or

20.2.2 To cancel and terminate the remaining term of this Lease, re-enter and take possession of the Premises free of this Lease and thereafter this Lease shall be null and void and the Rents in such case shall be apportioned and paid on and up to the date of such entry.

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Thereafter both parties shall be released and relieved from any and all obligations thereafter to accrue hereunder. Tenant shall be liable for all reasonable loss and damage resulting from such Default; or

20.2.3 To treat such Default as an anticipatory breach of this Lease and, as liquidated damages for such Default, be entitled to the difference, if any, at the time of such termination for anticipatory breach represents the then present worth (computed at seven (7%) percent per year) of the excess aggregate Rent payable hereunder that would have accrued over the balance of the then current Initial or Option Term of the Lease, had such term not been prematurely terminated, over the aggregate market rental value of the Premises over the then current Initial or Option Term that the Lease would have run had it not been prematurely terminated.

20.3 Landlord’s Rights to Cure. Landlord may, but shall not be obligated to, cure any Default by Tenant; and whenever Landlord so elects, all reasonable costs and expenses paid by Landlord in curing such Default, including without limitation reasonable attorneys’ fees, shall be Rent due on the next rent date after such payment, together with interest at the rate equal to the prime rate of interest from the date of the advance to the date of repayment by Tenant to Landlord.

20.4 Remedies Cumulative. All rights and remedies provided in this Lease for the protection of Landlord and Tenant shall be cumulative and in addition to any other rights and remedies provided by law.

20.5 No Waiver. A waiver by Landlord or Tenant of a breach or default by the other, under the terms and conditions of this Lease shall not be construed to be a waiver of any subsequent breach or default nor of any other term or condition of this Lease, and the failure of Landlord or Tenant to assert any breach or to declare a default by the other shall not be construed to constitute a waiver thereof so long as such breach or default continues unremedied.

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20.6 No Reinstatement. No receipt of money by Landlord from Tenant after the expiration or termination of this Lease or after the service of any notice, or after final judgment for possession of the Premises shall reinstate, continue or extend the Lease Term or affect any such notice, demand or suit.

ARTICLE 21. LIENS; LANDLORD LIEN WAIVER.

21.1 Liens. Except as provided in Article 13, Tenant shall not create or permit to be created or to remain, any mortgage (other than Landlord’s Mortgage), security agreement, conditional bill of sale, chattel mortgage or otherwise, which might or does constitute a lien, encumbrance or charge upon the Premises, or any part thereof, having a priority or preference over or ranking on parity with the estate, rights or interest of Landlord in the Premises or any part thereof.

21.2 Landlord Waiver. To the extent possible under applicable law, Landlord hereby waives: (i) any lien for base rent in Landlord’s favor and (ii) any security interest (a) for all base rentals or other sums of money becoming due hereunder from Tenant or (b) upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant, including, without limitation, Tenant’s Removable Property, situated on the Premises. Landlord further waives any right it might have to Tenant’s property under the Uniform Commercial Code. Upon written request by Tenant, Landlord shall execute, within ten (10) days of receipt of such request, a customary form of landlord lien waiver and access agreement in favor of any lender or equipment lessor of Tenant, which document shall include a waiver of Landlord’s right in all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant, including, without limitation, Tenants Removable Property situated on the Premises and a license to enter the Premises to remove all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant, including, without limitation, Tenant’s Removable Property. Landlord has executed and delivered a Lien Waiver between Landlord and JPMorgan Chase Bank, N.A., a copy of which is attached hereto as Exhibit D.

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ARTICLE 22. SURRENDER OP THE PREMISES.

22.1 Expiration of Term. On the last day of the Lease Term or upon any earlier termination of this Lease, Tenant shall, without fraud or delay, surrender and deliver the Premises to Landlord, broom clean and in good order, condition and repair, ordinary wear and tear, casualty, loss, condemnation, permitted alteration and damaged caused by the negligence or willful misconduct of Landlord or the Landlord’s breach of its obligations hereunder excepted, free and clear of all sublettings, occupancies, persons or tenants in possession.

22.2 Removal of Property. At the expiration or sooner termination of the Lease Term, Tenant may remove from the Premises all Tenant Removable Property and Removable Fixtures, and shall repair any damage caused by such removal.

ARTICLE 23. INSURANCE.

23.1. Insurance. Tenant, at its own sole cost and expense, shall, throughout the Lease Term, procure and maintain:

23.1.1 Comprehensive general public liability insurance against claims for bodily injury, death or property damage occurring upon, in or about the Premises, such insurance to afford immediate protection at the Commencement Date to the limit of not less than Five Million ($5,000,000.00) Dollars in respect of bodily injury or death to any one person, and to the limit of not less than Five Million ($5000000.00) Dollars in respect of anyone accident, and to the limit of not less than Five Million ($5,000,000.00) Dollars for property damage and such protection shall continue at not less than said limited until reasonably required to be changed by Landlord in writing by reason of changed economic conditions making such protection inadequate.

23.1.2 Insurance against loss by fire, including vandalism, in amount of the full replacement cost of the Premises.

23.1.3 In the event Tenant performs construction to or alterations of the Premises, such other insurance and in such amounts as may, from time to time, be reasonably

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required by Landlord or Landlord’s Mortgagee against other insurable hazards which at the time are commonly insured against in the case of construction and alteration of buildings and/or in the case of premises similarly situated, due regard being or to be given to the height or type of building, its location, construction, use and occupancy.

23.2 Named Insureds. All policies of insurance provided for or contemplated by this Lease shall name Landlord, Tenant and Landlord’s Mortgagee(s) as the insureds or additional insureds, as their respective interests may appear.

23.3 Types of Policies. All insurance provided for in this Article 23 shall be effected under valid and enforceable policies, in such forms and, where not expressly provided for above, in such amounts, as may from time to time be reasonably satisfactory to Landlord or Landlord’s Mortgagee and which at the time are customary for buildings and/or in the case of premises similarly situated, due regard being or to be given to the height or type of building, its location, construction, use and occupancy, issued by insurers with general policyholder’s rating of not less than A as rated in the most current available “Best’s Insurance Reports” qualified to do business in the State of Georgia. Within thirty (30) days after obtaining any such insurance, Tenant shall cause a certificate thereof to be delivered to Landlord and/or Landlord’s Mortgagee.

23.4 Required Provisions. All policies of insurance provided for in this Article 23 shall, to the extent obtainable, contain clauses or endorsements to the effect:

23.4.1 That no act, omission, or negligence of Tenant, or anyone acting for Tenant, which might result in a forfeiture of such insurance or any part thereof, shall in any way affect the validity and, enforceability of such insurance insofar as Landlord and Landlord’s Mortgagee are concerned; and

23.4.2 That such policies shall not be canceled without at least thirty (30) days prior written notice to Landlord and Landlord’s Mortgagee; and

23.4.3 That neither Landlord nor Landlord’s Mortgagee shall be liable for any premiums thereon or subject to any assessments therefor.

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23.5 Waiver of Subrogation. Neither Landlord nor Tenant shall be liable to the other for any loss or damage to the Premises or other property or injury to or death of persons occurring on the Premises or in any manner growing out of or connected with Landlord’s or Tenant’s use and occupation of the Premises or the condition thereof, whether or not caused by the negligence or other fault of Landlord, Tenant or their respective agents, employees, subtenants, licensees, invitees or assignees; provided, however, that this release (i) shall apply only to the extent that such loss or damage is covered by insurance which protects Landlord or Tenant or both of them as the case may be; (ii) shall not be construed to impose any other or greater liability upon either Landlord or Tenant than would have existed in the absence hereof; and (iii) shall be in effect only to the extent and so long as the applicable insurance policies provide that this release shall not affect the right of the insureds to recover under such policies, which clauses shall be obtained by the parties hereto whenever available.

23.6 Indemnification of Landlord. Tenant shall indemnify and defend Landlord, its employees and agents and save them harmless from and against any and all loss and against all claims, actions, damages, liability and expense in connection with loss of life, bodily and personal injury or damage to the Premises arising from the conduct or management of or from any work or other activity whatsoever done in, on or about the Premises by Tenant or any of its agents, employees, subtenants, licensees, invitees or assignees, except to the extent that such liability, claims, actions, damages and expenses arise from any acts, omissions or negligence by Landlord or its agents, employees, licensees, invitees or assignees. Tenant assumes all risks of and Landlord shall not be liable for injury to person or damage to property resulting from the condition of the Premises or from the bursting or leaking of any and all pipes, utility lines, connections, or air conditioning or heating equipment in, on or about the Premises, or from water, rain or snow which may leak into, issue or flow from any part of the Building except if due to the acts, omissions or negligence of Landlord, its employees or agents including any Landlord breach of this Lease.

23.7 Indemnification of Tenant. Landlord shall indemnify and defend Tenant, its employees and agents and save them harmless from and against any and all loss and against all claims, actions, damages, liability and expense in connection with loss of life, bodily and personal

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injury or damage to the Premises arising from the conduct or management of or from any work or other activity whatsoever done in, on or about the Premises by Landlord or its agents, employees, subtenants, licensees, invitees or assignees, except to the extent that such liability, claims, actions, damages and expenses arise from any acts, omissions or negligence by Tenant or any of its agents, employees, subtenants, licensees, invitees or assignees.

23.8 Survival. The provisions of Article 23.6 and 23.7 shall survive the expiration or termination of this Lease.

ARTICLE 24. EXCULPATION.

24.1 Notwithstanding anything to the contrary herein, Tenant shall look solely to the estate and property of Landlord in the Premises (including the rental receipts therefrom and the proceeds from insurance, condemnation awards or the sale thereof) for the satisfaction of Tenant’s remedies for the collection of a judgment (or judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies.

ARTICLE 25. HAZARDOUS WASTE.

25.1 Tenant’s Representation and Indemnity. “Hazardous Substance” shall mean any hazardous, toxic, septic, radioactive, explosive or carcinogenic material and any other substances so defined or regulated by the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended or any other federal, state or local law regulating hazardous or toxic substances or materials (collectively, “Environmental Laws”). Tenant shall during the Lease Term (a) keep the Premises free of contamination of any Hazardous Substance caused by the acts or omissions of Tenant, its employees, agents and invitees, (b) shall prevent any discharge, spillage or uncontrolled loss of oils or petroleum or Hazardous Substances, upon, under or within the Premises and contiguous real estate caused by the acts or omissions of

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Tenant, its employees, agents and invitees, (c) shall not be involved in the operation at or near the Premises which would reasonably be expected to lead to the imposition or creation of a lien on the Premises under any Environmental Laws, (d) shall not use the Premises as a disposal site or as a processing plant for Hazardous Substances, and (e) shall cause all oil and/or gas burners, incinerators, furnaces and other fuel burning devices at the Premises to comply with law and maintain appropriate operating permits, except to the extent such obligations are the obligations of Landlord under the other provisions of this Lease. Tenant shall defend, indemnify and hold Landlord harmless from and against any and all claims, loss, cost, damage, liability and expenses, including, without limitation, reasonable attorneys fees and disbursements, suffered by Landlord, arising out of or in any way related to a breach of the aforesaid representations and warranties.

25.2 Right to Use. Anything to the contrary contained herein notwithstanding, provided Tenant shall fully comply with all Environmental Laws, Tenant shall have the right to: (a) keep and utilize in or about the Premises, products, which contain Hazardous Substances which are utilized for ordinary cleaning and office and warehouse operations; (b) store any of its inventory which may, contain quantities of Hazardous Substances which inventory shall remain in individual containers or in its original packaging; (c) keep and utilize in or about the Premises Hazardous Substances that are used in the ordinary course of Tenant’s business.

25.3 Not Tenant Liability. Anything to the contrary contained herein notwithstanding, Tenant shall have no liability of any kind to Landlord or any third party as to Hazardous Substances on the Premises caused or permitted by: (i) Landlord, its agents, employees, contractors or invitees; or (ii) any other past or future tenants in the Premises or the Building, their agents, employees, contractors, subtenants or invitees; or (iii) any other person or entity on property located outside the Premises whether on contiguous real estate or otherwise. Landlord shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances in, on or under the Premises prior to the commencement of the Lease Term. Landlord shall not use, generate, store, dispose of or release any hazardous substance in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) during the Lease

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Term in violation of applicable law and shall promptly, at Landlord’s expense, comply with all applicable laws and take all investigatory and/or remedial action reasonably required by applicable law for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Landlord, or pertaining to or involving any Hazardous Substance used, generated, stored, disposed of or released, in, onto or from the Premises prior to the Lease Term or during the Lease Term by or for Landlord in violation of applicable law or this Lease. Tenant shall cooperate in any such activities at the request of Landlord, including allowing Landlord and Landlord’s agents to have reasonable access to the Premises at reasonable times in order to carry out Landlord’s investigative and remedial responsibilities, provided that such actions shall not interfere with the conduct of Tenant’s business on the Premises.

25.5 Survival. The provisions of this Article 25 shall survive the expiration or termination of this Lease.

ARTICLE 26. AMERICANS WITH DISABILITIES ACT.

26.1. To the extent required by law, Tenant shall make all changes and modifications to the Premises required by the Americans with Disabilities Act, Title III (“ADA”) that are required as a result of any alterations, additions or improvements made to the Premises by Tenant.

ARTICLE 27. AUTHORITY.

27.1. Each of Landlord and Tenant hereby represent and warrant to the other that it has full legal right, power and authority to enter into this Lease and the person acting for Landlord or Tenant, as applicable, hereunder is authorized to execute and deliver this Lease.

ARTICLE 28. MODIFICATION OF MORTGAGE.

28.1 If, in connection with obtaining financing or refinancing for the Premises form a part, a banking, insurance or other institutional lender shall request reasonable

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modifications to this Lease as a condition to such financing or refinancing, Tenant will not withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect the leasehold interest hereby created.

ARTICLE 29. LIMITATION ON RENT.

29.1 If at the commencement of, or at any time during the Lease Term, the rent reserved in this Lease is not fully collectable by reason of any Federal, State, County, or City law, proclamation, order regulation, or direction of a public officer or body pursuant to law, Tenant agrees to take such steps as Landlord may reasonably request to permit Landlord to collect the maximum rents which may be legally permissible from time to time during the continuance of such legal rent restriction (but not in excess of the amounts reserved therefore under the Lease). Upon the termination of such legal rent restriction, Tenant shall pay to Landlord, to the extend permitted by law, an amount equal to (a) the total amount of the rents payable during the period of such legal restriction less (b) the rents paid by Tenant to Landlord during the period such legal rent restriction was in effect.

ARTICLE 30. EXTERMINATION.

30.1 Tenant, at its sole cost and expense, shall maintain all extermination services as are necessary to keep the interior of the Building free of pests and vermin at all times. In furtherance, and not in limitation of the foregoing, Tenant hereby agrees to promptly enter into (and keep in full force and effect throughout the Lease Term) a full-service preventative extermination contract with a licensed pest-control operator reasonably acceptable to Landlord to keep the interior of the Building at all times free from vermin. Without limiting the generality of the foregoing, if the interior of the Building (or any portion thereof) at any time becomes infested with vermin, Tenant shall, at Tenant’s sole cost and expense, cause the same to be exterminated from time to time, to the reasonable satisfaction of Landlord. Tenant shall cause any such vermin to be exterminated immediately upon discovery of such vermin or immediately upon notice thereof from Landlord.

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ARTICLE 31. TENANT’S RIGHT TO CURE.

31.1 Tenant shall provide Landlord with notice of Landlord’s failure to perform any of its obligations under this Lease (a “Landlord Default”). If Landlord fails to cure such Landlord Default within thirty (30) days after receipt of Tenant’s notice, Tenant may, but is not obligated to, cure such Landlord Default in place of Landlord. Any reasonable costs which Tenant or any third-party engaged by Tenant incurs as a result of such cure, plus a ten percent (10%) charge for Tenant’s overhead, shall be paid by Landlord upon demand and, if not so paid, shall be set off against installment(s) of Rent next coming due.

ARTICLE 32. MISCELLANEOUS PROVISIONS.

32.1 Brokers. Landlord and Tenant represent one to the other that it has dealt with no broker or agent with regard to this Lease who might claim or be entitled to any commission or other compensation from Landlord; and Tenant and Landlord hereby agree to indemnify and hold the other harmless from all claims by any broker with regard to this Lease arising out of dealings with the party from whom indemnification is sought.

32.2 Successor Landlord. In case Landlord (herein called the “Conveying Landlord”) shall convey or otherwise dispose of its interest in the Premises and turn over to the transferee any funds held by it hereunder in which Tenant has an interest, all liabilities and obligations on the part of the Conveying Landlord under this Lease accruing after such conveyance or disposal shall terminate upon such conveyance or disposal, and, thereafter all such liabilities and obligations shall be binding upon only the new owner of the Premises and the Conveying Landlord will thereby be released and discharged from any such liabilities and obligations.

32.3 Application of Funds on Default. If this Lease shall terminate as a result of or while there exists a Default hereunder, any funds then held by Landlord in which Tenant has an interest may be applied by Landlord to any damages payable by Tenant (whether provided for herein or by Law) as a result of such Default.

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32.4 Survival of Obligations. All obligations of the parties hereto shall not survive the expiration or sooner termination of this Lease, except to the extent specifically provided to the contrary herein.

32.5 No Waiver. No waiver of any term, condition, default, or breach of this Lease, or of any document executed pursuant hereto, shall be effective unless in writing and executed by the party making such waiver; and no such waiver shall operate as a waiver of either (a) such term, condition, default, or breach on any other occasion, or (b) any other term, condition, default, or breach of this Lease or of such document. No delay or failure to enforce any provision in this Lease or in any document executed pursuant hereto shall operate as a waiver of such provision or any other provision herein or in any document related hereto. The receipt or acceptance of any payment by a party shall not be deemed to operate as a waiver of the right of such party to enforce the payment of additional amounts or obligations under this Lease by such remedies as may be appropriate, unless otherwise specifically agreed in each instance by such party. The enforcement by any party of any Right or remedy it may have under this Lease or applicable law shall not be deemed an election of remedies or otherwise prevent such party from enforcement of one or more other remedies at any time.

32.6 Consents. Whenever the consent or approval of a party is required under this Lease, such consent or approval shall not be unreasonably withheld or delayed, unless, otherwise specifically designated above as being in such party’s sole discretion.

32.7 Construction. Except as otherwise explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term “Article” refers to articles of this Agreement, (b) the capitalized term “Exhibit” refers to exhibits to this Agreement, (c) references to a particular Article include all subarticles thereof, (d) the word “including” shall be construed as “including without limitation”; and (e) all words used herein shall be construed according to their proper gender and number, as the context shall require.

32.8 Effect of Instrument. This Lease and that certain Asset Purchase Agreement dated as of July 2, 2008, between Cellu Tissue Holdings, Inc. and Landlord, Atlantic

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Paper & Foil Corp. of N.Y., Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC and Consumer Licensing Corporation (the “Asset Purchase Agreement”) sets forth the entire understanding of the parties relating to the subject matter hereof, The Landlord and the Tenant each acknowledges and agrees that the terms and provisions of this Lease are in addition to, and are not intended to, and do not, in any way waive, modify, limit, or replace, any of the terms, provisions, rights, or remedies contained in the Asset Purchase Agreement or any document or instrument executed and delivered in connection with the Asset Purchase Agreement or the transaction contemplated therein.

Cellu Tissue Holdings, Inc. has executed a Note payable to Atlantic Paper & Foil Corp. of N.Y., in accordance with the Asset Purchase Agreement referred to above and in the event Cellu Tissue defaults under the terms of said Note, said default shall be deemed a default under the terms of this Lease.

32.9 Parties Bound; Amendments. All of the terms and provisions of this Lease shall be binding upon, shall inure to the benefit of, and be enforceable by and against, the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns. This Lease may be changed, amended, or terminated only by similar written instrument executed by all parties to be bound thereby.

32.10 Severability. If any provision of this Lease is held to be unlawful, invalid, or unenforceable under any present or future laws, such provision shall be fully severable; and this Lease shall then be construed and enforced as if such unlawful, invalid, or unenforceable provision had not been a part hereof. The remaining provisions of this Lease shall remain in full force and effect and shall not be affected by such unlawful, invalid, or unenforceable provision or by its severance herefrom, provided, however, if the invalidity or unenforceability of any provision shall materially deprive either party of the economic benefit intended to be conferred by this Lease, the Parties shall negotiate in good faith to revise this Lease in a manner whereby the economic effect is as nearly as possible the same as the economic effect of this Lease prior to such invalidity or unenforceability.

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32.11 No Partnership or Agency Intended. Nothing in this Lease is intended, or shall in any way be construed, so as to create any form of partnership or agency relationship between the parties. The parties hereby expressly disclaim any intention of any kind to create any partnership or agency relationship between themselves. Nothing in this Lease shall be construed to make either party liable for any of the indebtedness of the other, except as specifically provided in this Lease.

32.12 Notices. Any and all notices, requests, communications, or demands required or permitted to be given pursuant to this Lease shall be in writing, and shall be delivered either (a) by hand, (b) by an established overnight delivery service, such as Federal Express, or (c) by registered or certified mail, return receipt requested, addressed as follows:

If to Landlord:

Atlantic Lakeside Properties, LLC

P.O. Box 222144

Great Neck, NY 11022

Attn: Shaun Gabbay

With a copy to:

Steven Cohn, Esq.

One Old County Road, Suite 420

Carla Place, New York 11514

Skadden, Arps, Slate, Meagher & Flom, LLP

Four Times Square

New York, New York 10036

Attn: Randall H. Doud

If to Tenant:

Cellu Tissue - Thomaston, LLC

c/o Cellu Tissue Holdings, Inc.

1855 Lockeway Drive, Suite 501

Alpharetta, GA 30004

Attn: Russell Taylor

With a copy to:

Weston Presidio

Pier 1, Bay 2

38

San Francisco, CA 64111

Attn: R. Sean Honey and James Morrone

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

Attn: Christopher C. Henry, Esq.

or to such other address or addresses as any party may designate to the others, by notice in writing, given as above provided. Notices given by hand shall be deemed to have been given upon delivery; notices given by overnight delivery service shall be deemed to have been given on the first (1st) business day following the date of deposit with such overnight delivery service; and notices given by mail shall be deemed to have been given three (3) days after the date of mailing.

32.13 Headings Not Part of Contract. The headings preceding each Article and the Table of Contents (if any) are inserted merely as a matter of convenience and shall not be deemed to be a part of the contract terms.

32.14 Governing Law. This Lease has been accepted, executed and delivered, and is intended to be performed, in the State of Georgia. The rights and duties of the parties, and the validity, construction, enforcement, and interpretation of this Lease, shall be governed and construed according to the laws of such state.

32.15 Exhibits. All of the Exhibits attached to this Lease are a part of this Lease and are incorporated herein by reference as fully as if copied herein verbatim.

32.16 Further Assurances. Each of the parties, at all times and from time to time hereafter, and upon reasonable written request to do so, shall make, do, execute, deliver, or cause to be made, done, executed and delivered, all such further acts, deeds, instruments, assurances, and things as may be reasonably required for more effectually implementing and carrying out the true intent and meaning of this Lease.

32.17 Notice or Memorandum of Lease. This Lease shall not be recorded. A short form or memorandum of this Lease shall be executed and acknowledged by the parties substantially in the form of Exhibit E attached hereto describing the Premises, setting forth the

39

Lease term and the Option to Purchase. The memorandum of this Lease may be recorded by either party at such party’s cost and expense.

32.18 Intentionally Deleted.

32.19 Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed an original as against any party who signed such counterpart, and all of which together constitute one and the same instrument. This Lease shall be binding when one or more counterparts hereof, individually or taken together, shall have been signed by all of the parties shown below as signatories to this Lease; and the date of this Lease, unless otherwise indicated above, shall be the date on which the last of such signatories shall have signed one or more counterparts,

32.20 Number of Days. Except as otherwise provided in this Lease, in calculating the number of days for any purpose under this Lease, the day on which the event occurred shall be considered the first day and all days shall be counted, including Saturdays, Sundays, and holidays. However, if the final day of any time period falls on a Saturday, Sunday, or Holiday, then such final day shall be deemed the next day which is not a Saturday, Sunday, or Holiday. “Holiday” shall mean only those holidays on which commercial banks within the State of Georgia shall be closed for business.

32.21 Attorney’s Fees. If Landlord or Tenant brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys’ fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, “Prevailing Party” shall mean the party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other party of its claim or defense. The attorneys’ fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred.

40

32.22 Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

32.23 Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PREMISES OR ARISING OUT OF THIS LEASE.

32.24 Time of Essence. Time is of the essence in this Lease.

32.25 Leasehold Estate. This Lease shall convey a leasehold estate from Landlord to Tenant.

41

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the date and year hereinabove set forth.

TENANT:

CELLU TISSUE - THOMASTON, LLC

By: Cellu Tissue Holdings, Inc., its sole member

By:
Name:
Title:

LANDLORD:

ATLANTIC LAKESIDE PROPERTIES, LLC

By:
Name:
Title:

42

EXHIBIT A

LEGAL DESCRIPTION OF PREMISES

EXHIBIT B

PERMITTED ENCUMBRANCES

EXHIBIT C

SNDA’S

EXHIBIT D

LIEN WAIVER

EXHIBIT E

MEMORANDUM OF LEASE

Exhibit I-5

Form of Non-Competition, Non-Solicitation and Non-Disclosure Agreement

NON-COMPETITION, NON-SOLICITATION AND NON-DISCLOSURE AGREEMENT

This Non-Competition, Non-Solicitation and Non-Disclosure Agreement, dated as of July [    ], 2008 (as in effect from time to time, this “Agreement”) is by and between (i) [                                ] (an “Individual Owner”), and (ii) Cellu Tissue Holdings, Inc., a Delaware corporation (the “Buyer”).

Reference is hereby made to the Asset Purchase Agreement, dated on or about the date hereof (as in effect from time to time, the “Asset Purchase Agreement”), by and among the Buyer and Atlantic Paper & Foil Corp. of N.Y., Atlantic Lakeside Properties, LLC, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC and Consumer Licensing Corporation, as Sellers (each, a “Seller” and, collectively, the “Sellers”).

Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Asset Purchase Agreement.

1. Noncompetition and Nonsolicitation. For a period of five years from and after the Closing Date, neither the Individual Owner nor any of its Affiliates will directly or indirectly through any Affiliate or otherwise, either as owner, principal, manager, agent, consultant, advisor, officer, director, stockholder, partner, investor, lender or employee, supplier or in any other capacity (and whether or not for compensation), carry on, be engaged in or employed by or be a supplier, advisor, director, manager, agent or consultant to or have any financial interest in, any Person that is engaged directly or indirectly or in competition with all or any portion of the Business as conducted as of the Closing Date and/or engaged directly or indirectly in the manufacture of tissue hard rolls for conversion into finished converted product, anywhere in the continental United States or Canada. Nothing in this Section 1 shall be construed to preclude an Individual Owner from investing in any publicly held company provided that all Individual Owners’ aggregate beneficial ownership of any class of such company’s securities does not exceed 5% of the outstanding securities of such class. For a period of five years from and after the Closing Date, the Individual Owner will not recruit, offer employment, employ, engage as a consultant, lure or entice away, or in any other manner persuade or attempt to persuade, any Person who is an employee of any of the Buyer or any of its Affiliates (including any Transferring Employees) to leave the employ of the Buyer or any of its Affiliates. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 1 is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability will have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement will be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

2. Confidentiality. The Individual Owner acknowledges that the success of the Business after the Closing depends upon the continued preservation of the confidentiality of certain information possessed by such Individual Owner, that the preservation of the confidentiality of such information by such Individual Owner is an essential premise of the bargain between the Individual Owner and the Sellers, on the one hand, and the Buyer, on the other hand, and that the Buyer would be unwilling to enter into this Agreement or the Asset Purchase Agreement, or consummate the Contemplated Transactions, in the absence of this Section 2. Accordingly, the Individual Owner hereby agrees with the Buyer that such Individual Owner and its Representatives will not, and that such Individual Owner will cause its Affiliates not to, at any time on or after the Closing Date, directly or indirectly, without the prior written consent of the Buyer, disclose or use, any confidential or proprietary information involving or relating to the Business, the Acquired Assets or the Assumed Liabilities; provided, however, that the information subject to the foregoing provisions of this sentence will not include any information generally available to, or known by, the public (other than as a result of disclosure in violation hereof); and provided, further, that the provisions of this Section 2 will not prohibit any retention of copies of records or disclosure (i) required by any applicable Legal Requirement so long as reasonable prior notice is given of such disclosure and a reasonable opportunity is afforded to contest the same or (ii) made in connection with the enforcement of any right or remedy relating to this Agreement, the Asset Purchase Agreement or the Contemplated Transactions. The Individual Owner agrees that such Individual Owner will be responsible for any breach or violation of the provisions of this Section 2 by any of its Representatives.

3. Transfer of Certain Funds Received Post-Closing. With respect to any and all amounts received or collected by the Individual Owner from and after the Closing (a) attributable to, or in respect of, any Acquired Asset and (b) which become the property of the Buyer as a result of the consummation of the Contemplated Transactions, the Individual Owner shall provide notice of such receipt or collection to the Buyer and pay promptly (and in any event within five Business Days of their receipt or collection) to the Buyer any and all such amounts so received or collected by wire transfer of immediately available funds to an account specified by the Buyer or by other means acceptable to the Buyer.

4. Prohibition on the Use of Name. From and after the Closing Date, the Individual Owner shall not use, and shall cause all of its Affiliates following the Closing to cease using, directly or indirectly, the names “Atlantic” or “Atlantic Paper & Foil” in any trademark, trade name, domain name, address, corporate name, symbol or identifier or any derivatives thereof or any marks confusingly similar thereto.

5. Further Assurances. From and after the Closing Date, upon the request of either the Sellers’ Representative or the Buyer, the Individual Owner will do, execute, acknowledge and deliver all such further acts, assurances, deeds, assignments, transfers, conveyances and other instruments and papers as may be reasonably required or appropriate to carry out the Contemplated Transactions. The Individual Owner shall not, and shall cause its Representatives not to, take any action that is designed or intended to have the effect of discouraging any lessor, licensor, supplier, distributor or customer of the Purchased Business or other Person with whom the Purchased Business has a relationship from maintaining the same relationship with the Purchased Business after the Closing as it maintained prior to the Closing. The Individual Owner will refer all customer inquiries relating to the Purchased Business to the Buyer from and after the Closing.

6. Termination. This Agreement shall terminate forthwith upon termination of the Asset Purchase Agreement in accordance with its terms.

7. Entire Agreement. This Agreement, together with the Asset Purchase Agreement and the other Ancillary Agreements, constitutes the entire agreement with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, among the Individual Owner, on the one hand, and the Buyer, on the other hand.

8. Representations and Warranties. The Individual Owner hereby represents and warrants that:

(a) the Individual Owner has carefully read and considered all the terms and conditions of this Agreement, including the restraints imposed upon the Individual Owner pursuant to Sections 1, 2, 3 and 4 hereof;

(b) the Individual Owner agrees without reservation that each of the restraints contained herein is necessary for the reasonable and proper protection of the goodwill, confidential information and other legitimate interests of the Buyer and its Affiliates; that each and every one of those restraints is reasonable in respect to subject matter, length of time and geographic area; and that these restraints, individually or in the aggregate, will not prevent the Individual Owner from obtaining other suitable employment during the period in which the Individual Owner is bound by these restraints; and that the Individual Owner will never assert, or permit to be asserted on the Individual Owner’s behalf, in any forum, any position contrary to the foregoing;

(c) the Individual Owner acknowledges that the Buyer would be unwilling to enter into, or consummate the transactions contemplated by, the Asset Purchase Agreement in the absence of this Agreement and the restraints referred to above, and that this Agreement and such restraints constitute a material inducement to the Buyer to enter into, and consummate the transactions contemplated by, the Asset Purchase Agreement;

(d) the execution of this Agreement and the performance of the Individual Owner’s obligations hereunder will not breach or be in conflict with any other agreement to which the Individual Owner is a party or is bound, and the Individual Owner is not now subject to any covenants against competition or similar covenants that would affect the performance of the Individual Owner’s obligations hereunder; and

(e) this Agreement constitutes a legal, valid and binding obligation of such Individual Owner enforceable against such Individual Owner in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law).

9. Amendments and Waivers. No amendment or waiver of any provision of this Agreement will be valid and binding unless it is in writing and signed, in the case of an amendment, by the Sellers’ Representative and the Buyer, or in the case of waiver, by the party against whom the waiver is to be effective (or in the case of the Individual Owner, the Sellers’ Representative or such Individual Owner). No waiver by a party of any breach or violation of, or default under, this Agreement, whether intentional or not, will be deemed to extend to any prior or subsequent breach, violation or default hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No delay or omission on the part of any party in exercising any right, power or remedy under this Agreement will operate as a waiver thereof.

10. Counterparts. This Agreement may be executed in two or more consecutive counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

11. Notices. All notices, requests, demands, claims and other communications required or permitted to be delivered, given or otherwise provided under this Agreement must be in writing and must be delivered, given or otherwise provided:

(a) by hand (in which case, it will be effective upon delivery);

(b) by facsimile (in which case, it will be effective upon receipt of confirmation of good transmission); or

(c) by overnight delivery by a nationally recognized courier service (in which case, it will be effective on the next business day after being deposited with such courier service;

in each case, to the address (or facsimile number) listed below (or to such other address or facsimile number as a party may designate by notice to the other parties):

If to the Individuals Owner, to the Sellers’ Representative at:

Shaun Gabbay

12 Creek Road

Kings Point, NY 11024

Telephone: (516) 317-7776

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Telephone number: (212) 735-2524

Facsimile number: (917) 777-2524

Attention: Randall H. Doud

and to:

Steve Cohn, PC

One Old Country Road

Carle Place, NY 11514

Telephone: (516) 294-6410

If to the Buyer, to it at:

Cellu Tissue Holdings, Inc.

1855 Lockeway Drive

Suite 501

Alpharetta, GA 30004

Telephone number: (678) 393-2651

Facsimile number: (678) 393-2657

Attention: Russell Taylor

with a copy to:

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

Telephone number: (212) 841-0697

Facsimile number: (212) 841-5725

Attention: Christopher C. Henry

12. Governing Law. This Agreement, the rights of the parties and all actions arising in whole or part under or in connection herewith, will be governed by and construed in accordance with the domestic substantive laws the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

13. Jurisdiction; Venue; Waiver of Service of Process.

(d) Jurisdiction. Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York or the United States District Court located in the Southern District of the State of New York for the purpose of any action between the parties arising in whole or in part under or in connection with this Agreement, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (iii) hereby agrees not to commence any such action other than before one of the above-named courts. Notwithstanding the previous sentence a party may commence any action in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

(e) Venue. Each party agrees that for any action between the parties arising in whole or in part under or in connection with this Agreement, such party will bring actions only in the Borough of Manhattan. Each party further waives any claim and will not assert that venue should properly lie in any other location within the selected jurisdiction.

(f) Service of Process. Each party hereby (i) consents to service of process in any action between the parties arising in whole or in part under or in connection with this Agreement in any manner permitted by New York law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 10 (with copy to its counsel specified in Section 10 at the address for such counsel specified in such section), will constitute good and valid service of process in any such action and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

14. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

15. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. No party hereto shall assert, and each party shall cause its respective affiliates not to assert, that this Agreement or any part hereof is invalid, illegal or unenforceable.

16. Specific Performance. Each of the parties to this Agreement acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, each of the parties agrees that, without posting bond or other undertaking, the other parties will be entitled to an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any Action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity. Each party further agrees that, in the event of any action for specific performance in respect of such breach or violation, it will not assert that the defense that a remedy at law would be adequate.

17. Headings. The headings contained in this Agreement are for convenience purposes only and will not in any way affect the meaning or interpretation hereof.

18. Successors and Assigns. The Buyer may freely assign all of its rights under this Agreement, at any time to any Person without obtaining the consent or approval of the Individual Owner or of any other Person in connection with a Sales Event. This Agreement shall be binding upon the Individual Owner and his heirs, executors, estate, personal representatives, successors and assigns, and shall inure to the benefit of the Buyer. As used herein, “Sales Event” shall mean the consummation of (a) a complete liquidation of the Buyer (or any of its direct or indirect parent companies), (b) a sale of substantially all of the Buyer’s assets (or any of its direct or indirect parent companies), (c) a sale of the Buyer’s stock (or any of its direct or indirect parent companies) after which voting control of the Buyer (or any of its direct or indirect parent companies) is held by persons who were not stockholders of the Buyer (or any of its direct or indirect parent companies) prior to the sale, or (d) a merger, consolidation, reorganization or other similar event that shifts voting control of the Buyer (or any successor entity or any of its direct or indirect parent companies) to persons who were not stockholders of the Buyer (or any of its direct or indirect parent companies) prior to the transaction.

19. Attorneys’ Fees. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against the Individual Owner, the prevailing party shall be entitled to recover all costs and expenses related to such action, including reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

INDIVIDUAL OWNER:

BUYER:	CELLU TISSUE HOLDINGS, INC.

By:

Name:	Russell C. Taylor
Title:	President and Chief Executive Officer

Non-Competition, Non-Solicitation and Non-Disclosure Agreement

Exhibit I-6

Form of Guaranty Agreement

GUARANTY AGREEMENT

Reference is hereby made to the Asset Purchase Agreement, dated as of July [    ], 2008 (as in effect from time to time, the “Asset Purchase Agreement”) by and among Cellu Tissue Holdings, Inc., a Delaware corporation (the “Buyer”) and Atlantic Paper & Foil Corp. of N.Y., Atlantic Lakeside Properties, LLC, Atlantic Paper & Foil, LLC, Atlantic Paper & Foil of Georgia, LLC and Consumer Licensing Corporation, as Sellers (each, a “Seller” and, collectively, the “Sellers”). Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Asset Purchase Agreement.

1. Guaranty. On the terms and subject to the conditions of this Guaranty, [                                         ]1 (the “Guarantor”) hereby irrevocably and unconditionally guarantees to the Buyer and the other Buyer Indemnified Persons (collectively, the “Beneficiary”), for and on behalf of each of the Sellers, the payment by each of the Sellers of all such Seller’s obligations to the Buyer and to the Buyer Indemnified Persons under (i) Section 2.5 of the Asset Purchase Agreement, (ii) Section 8.1.1(a) of the Asset Purchase Agreement as it relates to any fraud or intentional misrepresentation of any of the Sellers or any of their stockholders, (iii) Section 8.1.1(a) of the Asset Purchase Agreement as it relates to any breach of, or inaccuracy in, any representation or warranty contained in Sections 3.2.1 (Power and Authorization), 3.4(e) (Breach of Organizational Documents), 3.7.2 (Sufficiency of Assets) and/or 3.21 (No Brokers) of the Asset Purchase Agreement and (iv) any of Sections 8.1.1(b), 8.1.l(c) or 8.1.l(d) of the Asset Purchase Agreement, as the same may be amended from time to time in accordance with the terms of the Asset Purchase Agreement (collectively, the “Guaranteed Obligations”).

2. Terms of Guaranty.

(a) This Guaranty is one of payment, not collection, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any of the Sellers, or any other guarantor, or whether any of the Sellers, or any other guarantor, is joined in any such action or actions.

(b) The liability of the Guarantor under this Guaranty shall, to the fullest extent permitted under applicable law, be absolute and unconditional irrespective of:

(i) the value, genuineness, validity, regularity, illegality or enforceability of the Asset Purchase Agreement or any other agreement or instrument referred to herein;

(ii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any of the Sellers or any of their respective assets;

(iii) any amendment or modification of the Asset Purchase Agreement, or change in the manner, place or terms of payment or performance, or any change or extension of the time of payment or performance of, renewal or alteration of, any

[1]	Insert name of an Individual Owner.

Guaranteed Obligation, or any amendment or waiver of or any consent by any of the Sellers or the Sellers’ Representative to any departure from the terms of the Asset Purchase Agreement or the documents entered into in connection therewith; or

(iv) (1) the addition, substitution or release of any entity or other person interested in the transactions contemplated by the Asset Purchase Agreement; (2) any change in the corporate existence, structure or ownership of any of the Sellers or any other person interested in the transactions contemplated by the Asset Purchase Agreement; (3) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any of the Sellers or any other person interested in the transactions contemplated by the Asset Purchase Agreement; (4) the existence of any claim, set-off or other right which the Guarantor may have at any time against any of the Sellers or any Beneficiary, whether in connection with the Guaranteed Obligations or otherwise; or (5) the adequacy of any other means any Beneficiary may have of obtaining payment of any of the Guaranteed Obligations.

(c) The Guarantor hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Seller upon this Guaranty or acceptance of this Guaranty. The Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty, and all dealings between the Buyer or the Guarantor, on the one hand, and any Seller, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. When pursuing its rights and remedies hereunder against the Guarantor, no Beneficiary shall be under any obligation to pursue such rights and remedies it may have against any Seller or any other person or entity for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by a Beneficiary to pursue such other rights or remedies or to collect any payments from any Seller or any such other person or entity or to realize upon or to exercise any such right of offset, and any release by a Beneficiary of any Seller or any such other person or entity or any right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Beneficiary.

(d) To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any law which would otherwise require any election of remedies by a Beneficiary. The Guarantor waives promptness, diligence, notice of the acceptance of this Guaranty and of the Guaranteed Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of any Guaranteed Obligations incurred and all other notices of any kind (other than as required by the Asset Purchase Agreement), and all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of any Seller or any other person interested in the transactions contemplated by the Asset Purchase Agreement (including any other guarantors).

(e) No Beneficiary shall be obligated to file any claim relating to the Guaranteed Obligations in the event that any Seller becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of a Beneficiary to so file shall not affect the Guarantor’s obligations hereunder. In the event that any payment to a Beneficiary in respect of the Guaranteed Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to its Guaranteed Obligations as if such payment had not been made.

(f) Notwithstanding anything herein to the contrary, in connection with the pursuit by a Beneficiary of a claim under this Guaranty, the Beneficiary may pursue a declaratory judgment claim against any of the Sellers but solely to the extent necessary to demonstrate that such Seller(s) has failed to perform its obligations under the Asset Purchase Agreement.

(g) Notwithstanding any other provision of this Guaranty to the contrary, any payment by the Guarantor under this Guaranty shall be due and payable on a date which is no later than the date on which any Seller is obligated to make such payment under the Asset Purchase Agreement.

(h) Notwithstanding any other provision of this Guaranty or the Asset Purchase Agreement to the contrary, the parties agree that neither the Buyer nor any other person or entity that constitutes a Buyer Indemnified Person may make or pursue any new or pending claim for indemnification in respect of fraud, intentional misrepresentation or other legal theory requiring substantially the same elements of proof (any such claim being treated as a fraud claim for purposes of this Guaranty) under this Guaranty or the Asset Purchase Agreement or otherwise pursue any remedy in respect of fraud or intentional misrepresentation against the Guarantor (whether in his capacity as such or in any other capacity) (a) if a Bankruptcy Event (as defined in Section 4(b) of this Guaranty) shall have occurred with respect to the person or entity making such claim (it being understood that this clause shall not prohibit claims by persons or entities as to which a Bankruptcy Event shall not have occurred) or (b) as part of bankruptcy proceedings relating to another Buyer Indemnified Person. In addition, the parties agree that the following limitations shall apply to any claim for fraud or intentional misrepresentation brought by the Buyer or any other Buyer Indemnified Person: (i) no more than one such claim may be brought by all of the Buyer and other Buyer Indemnified Persons taken together (except that the other Buyer Indemnified Persons may collectively bring or continue a claim to the extent permitted by the first sentence of this Section 2(h) in the event that any Buyer Indemnified Person shall theretofore have brought a claim which shall have been terminated by reason of the first sentence of this Section 2(h); (ii) no such claim in respect of fraud or intentional misrepresentation may be initiated other than as permitted under Section 4(a) of this Guaranty or later than any applicable statute of limitations permits; (iii) in the event that the Sellers and/or the Guarantor prevails in a lawsuit in respect of fraud or intentional misrepresentation brought by the Buyer or any other Buyer Indemnified Person or the court of first instance or any court on appeal determines that the action was brought in contravention of this provision or has resulted in no more than nominal damages to the Buyer and the other Buyer Indemnified Persons, the Buyer and the other Buyer Indemnified Persons shall be severally and jointly responsible to promptly reimburse the Sellers and the Guarantor for all of their reasonable costs and expenses in their defense of such claim, including but not limited to reasonable attorneys’ fees; and (iv) in the event that any Buyer Indemnified Person prevails in a lawsuit brought by the Buyer or any other Buyer Indemnified Person for more than nominal damages to the Buyer or the other Buyer Indemnified Persons, the Sellers and the Guarantor shall be severally and jointly responsible to promptly reimburse the Buyer and/or the other Buyer Indemnified Persons for all of their reasonable costs and expenses in their assertion and prosecution of such claim, including but not limited to reasonable attorneys’ fees. The Buyer acknowledges and agrees that (i) the foregoing limitations and the Buyer’s representation hereby that all other Buyer Indemnified Persons have been provided with copies of this Guaranty and the Asset Purchase Agreement and are aware of and agree to these limitations and acknowledge that they are integral to the Sellers’ and the Sellers’ stockholders willingness to enter into this Agreement and/or the Ancillary Agreements and to proceed with transactions contemplated by this Agreement and (ii) any assertion in legal proceedings or otherwise in writing by the Buyer or any other Buyer Indemnified Person that the Buyer or any other Buyer Indemnified Person was not aware of this provision or is not bound by it, if such assertion is not withdrawn or retracted by the Buyer or such Buyer Indemnified Person within 5 Business Days after receiving written notice from the Sellers’ Representative which notifies the Buyer and such Buyer Indemnified Person of the violation of this clause (ii) by the Buyer or another Buyer Indemnified Person, shall result in all obligations of the Guarantor under this Guaranty and the Sellers’ indemnification obligations under the Asset Purchase Agreement as to fraud and intentional misrepresentation being deemed terminated with effect from the execution of this Guaranty and the Asset Purchase Agreement. For avoidance of doubt, the provisions of this Guaranty shall take precedence over the provisions of the Asset Purchase Agreement should there be any conflict between such provisions.

3. Subrogation. The Guarantor will not exercise any rights of subrogation or contribution, whether arising by contract or operations of law (including without limitation any such right arising under bankruptcy or insolvency laws) or otherwise, by reason of any payment by it pursuant to the provisions of Section 1 hereof unless and until the Guaranteed Obligations have been paid in full.

4. Termination.

(a) This Guaranty shall terminate (i) with respect to fraud, intentional misrepresentation or other legal theory requiring substantially the same elements of proof (any such claim being treated as a fraud claim for purposes of this Guaranty) on the fourth (4th) yearly anniversary of the Closing Date, and (ii) with respect to Guaranteed Obligations which are not described in clause (i) of this Section 4, upon the expiration of the applicable statute of limitations, except that this Guaranty shall survive as to such specified claim until such time as such specified claim is fully and finally resolved if (x) a lawsuit has been brought asserting such specified claim by any Buyer Indemnified Person against any of the Sellers, in each case under the provisions of the Asset Purchase Agreement prior to the applicable termination date, or (y) in the case of a claim for fraud or intentional misrepresentation, a claim has been asserted prior to the applicable termination date by a Buyer Indemnified Person in writing to the Sellers’ Representative in accordance with Section 11.1 (Notice) of the Asset Purchase Agreement (which such notice sets forth the basis of the claim with sufficient detail to identify the specific nature and scope of the claims made) and is followed by the commencement by such Buyer Indemnified Person of a lawsuit consistent with such claim no later than 30 days following the fourth (4th) anniversary of the Closing Date; provided, however, that, notwithstanding the foregoing, with respect to fraud and intentional misrepresentation claims only, this Guaranty shall terminate (including without limitation as to claims already made or legal actions brought) as to the Buyer or any other Buyer Indemnified Person one day prior to the occurrence of a Bankruptcy Event (as defined below) with respect to such person or entity (it being understood that this proviso shall not prohibit claims by persons or entities as to which a Bankruptcy Event shall not have occurred).

(b) “Bankruptcy Event” shall mean (i) Buyer (1) files or consents by answer or otherwise to the filing against it of any insolvency or bankruptcy case or bankruptcy proceeding or any receivership or liquidation in connection therewith relative to Buyer or its assets (each, a “Bankruptcy Proceeding”), (2) makes a general assignment for the benefit of its creditors, (3) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (4) is adjudicated as insolvent or to be liquidated by a court of competent jurisdiction, or (5) takes corporate action for the purpose of approving the foregoing or (ii) a court of competent jurisdiction enters an order appointing, without consent by Buyer, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or approving a petition for a Bankruptcy Proceeding, or any such petition is filed against Buyer and such petition is not dismissed within 60 days.

5. Continuing Guaranty. Unless terminated pursuant to the provisions of Section 4 hereof, this Guaranty is a continuing one and shall remain in full force and effect until the indefeasible payment and satisfaction in full of the Guaranteed Obligations, shall be binding upon the Guarantor, the Grantor’s heirs, executors, estate, personal representatives, successors and assigns, and shall inure to the benefit of, and be enforceable by, the Beneficiary and its respective successors, transferees and assigns.

6. Entire Agreement. This Guaranty, together with the Asset Purchase Agreement, the Ancillary Agreements, constitutes the entire agreement with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, among the Sellers and the Guarantor or any of their affiliates, on the one hand, and the Beneficiary or any of its affiliates on the other hand.

7. Representations and Warranties. The Guarantor hereby represents and warrants that:

(a) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law); and

(b) the Guarantor has the financial capacity to pay and perform its obligations under this Guaranty, and all funds necessary for the Guarantor to fulfill its Guaranteed Obligations under this Guaranty shall be available to the Guarantor for so long as this Guaranty shall remain in effect in accordance with Section 4 hereof.

8. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty will be valid and binding unless it is in writing and signed, in the case of an amendment, by the Guarantor and the Beneficiary, or in the case of waiver, by the party against whom the waiver is to be effective. No waiver by a party of any breach or violation of, or default under, this Guaranty, whether intentional or not, will be deemed to extend to any prior or subsequent breach, violation or default hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No delay or omission on the part of any party in exercising any right, power or remedy under this Guaranty will operate as a waiver thereof.

9. Counterparts. This Guaranty may be executed in two or more consecutive counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

10. Notices. All notices, requests, demands, claims and other communications required or permitted to be delivered, given or otherwise provided under this Guaranty must be in writing and must be delivered, given or otherwise provided:

(a) by hand (in which case, it will be effective upon delivery); or

(b) by overnight delivery by a nationally recognized courier service (in which case, it will be effective on the next business day after being deposited with such courier service;

in each case, to the address listed below (or to such other address as a party may designate by notice to the other parties):

If to the Guarantor, to it at:

[Insert Address]

Telephone number:

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Telephone number: (212) 735-2524

Attention: Randall H. Doud

and to:

Steve Cohn, PC

One Old Country Road

Carle Place, NY 11514

Telephone: (516) 294-6410

If to the Buyer (or any other Beneficiary), to:

Cellu Tissue Holdings, Inc.

1855 Lockeway Drive

Suite 501

Alpharetta, GA 30004

Telephone number: (678) 393-2651

Attention: Russell Taylor

with a copy to:

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

Telephone number: (212) 841-0697

Attention: Christopher C. Henry

11. Governing Law. This Guaranty, the rights of the parties and all actions arising in whole or part under or in connection herewith, will be governed by and construed in accordance with the domestic substantive laws the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

12. Jurisdiction; Venue; Waiver of Service of Process.

(a) Jurisdiction. Each party to this Guaranty, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York or the United States District Court located in the Southern District of the State of New York for the purpose of any action between the parties arising in whole or in part under or in connection with this Guaranty, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Guaranty or the subject matter hereof may not be enforced in or by such court and (iii) hereby agrees not to commence any such action other than before one of the above-named courts. Notwithstanding the previous sentence a party may commence any action in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

(b) Venue. Each party agrees that for any action between the parties arising in whole or in part under or in connection with this Guaranty, such party will bring actions only in the Borough of Manhattan. Each party further waives any claim and will not assert that venue should properly lie in any other location within the selected jurisdiction.

(c) Service of Process. Each party hereby (i) consents to service of process in any action between the parties arising in whole or in part under or in connection with this Guaranty in any manner permitted by New York law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 10 (with copy to its counsel specified in Section 10 at the address for such counsel specified in such section), will constitute good and valid service of process in any such action and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

13. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

14. Severability. Any term or provision of this Guaranty that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. No party hereto shall assert, and each party shall cause its respective affiliates not to assert, that this Guaranty or any part hereof is invalid, illegal or unenforceable.

15. Headings. The headings contained in this Guaranty are for convenience purposes only and will not in any way affect the meaning or interpretation hereof.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty as of the date first written above.

GUARANTOR:

BUYER:	CELLU TISSUE HOLDINGS, INC.

By:
Name: Russell C. Taylor
Title: President and Chief Executive Officer

Exhibit I-8

List of Personal Belongings Being Detained by Gabbay Family

EXHIBIT I-8

List of Personal Belongings Being Retained by Gabbay Family

Personal belongings and furnishings of 4 officers including computers, monitors and printers in 4 officers offices, as well as art work in 4 officer’s offices and throughout the building, other than photographs of the building or company products.

Schedule I-A-1

Acquired Assets

Acquired Assets of Atlantic Paper & Foil Corp. of N.Y.

Acquired Assets of Atlantic Lakeside Properties, LLC

Acquired Assets of Atlantic Paper & Foil, LLC

Acquired Assets of Atlantic Paper & Foil of Georgia, LLC

Trademarks of Consumer Licensing Corporation

Schedule I-A-1

APF of NY

ACQUIRED ASSETS

A/R -(NON-INTERCOMPANY)

INVENTORY

M&E - F&F        SCHEDULE ATTACHED

SECURITY DEPOSITS
UPS	250.00
T DILLON NJ OFFICE	425.00
100 MARCUS AVE	31,029.26

31,704.26

Schedule I-A-3

Transferred Leases

Equipment Lease Agreement between Wells Fargo Financial Leasing, Inc. and Atlantic Paper & Foil Corp. of N.Y., dated September 10, 2007.

Vehicle Retail Instalment Contract between Thomaston Ford, Inc. and Atlantic Lakeside Properties, LLC, dated September 29, 2004.

Commercial Lease Agreement between Toyota Lift of New York and Atlantic Lakeside Properties, LLC, dated December 13, 2004 (59258.001).

Commercial Lease Agreement between Toyota Lift of New York and Atlantic Lakeside Properties, LLC, dated March 15, 2005 (59258.002).

Commercial Lease Agreement between Toyota Lift of New York and Atlantic Lakeside Properties, LLC, dated April 14, 2005 (59258.003).

Commercial Lease Agreement between Toyota Lift of New York and Atlantic Lakeside Properties, LLC, dated April 4, 2006 (59258.004).

Commercial Lease Agreement between Toyota Lift of New York and Atlantic Lakeside Properties, LLC, dated January 23, 2008 (59258.005).

Commercial Lease Agreement between Toyota Lift of New York and Atlantic Paper & Foil Corp. of N.Y., dated April 13, 2006 (57596.001).

Commercial Lease Agreement between Toyota Lift of New York and Atlantic Paper & Foil Corp. of N.Y., dated July 31, 2007 (57596.002).

Standard Form of Loft Lease between Haugland Group LLC and Atlantic Paper & Foil Corp. of N.Y., dated April 10, 2007.

Lease Agreement between Haugland Group LLC and Atlantic Paper & Foil Corp. of N.Y., dated April 10, 2007.

Rider to Lease Agreement between Haugland Group LLC and Atlantic Paper & Foil Corp. of N.Y., dated April 10, 2007.

Extension to Lease Agreement between Haughland Group LLC and Atlantic Paper & Foil Corp. of N.Y., dated April 15, 2008.

Renewal Option to Lease Agreement between Haughland Group LLC and Atlantic Paper & Foil Corp. of N.Y., dated April 16, 2008.

Lease Agreement between CIT and Atlantic Paper & Foil, LLC, dated July 5, 2007, for Kyocera KM 3035 copier.

Schedule I-A-4

Tangible Personal Property

See Acquired Assets

Schedule I-A-5

Transferred Plans

Schedule I-A-5

United HealthCare

Mr. Peter Price

Account Executive

225 Broadhollow Road

Melville, NY 11747

Policy #174303

Plans 02k1698 NY

02k1699 NY

02k1700 LLC

02k1702 GA

02k1703 GA

02k1704 NH

02k4792 NY

02k4793 LLC

02k4794 GA

695546 LLC

These are high, middle and low option medical, prescription and EAP plans

Assurant Employee Benefits

Mr. Nathan Jones

Account Manager

60 East 42nd Street

Suite 1240

New York, NY 10165

Policy #’s 100/1070329,100/1080375,86065,00606564

These are for dental, life, optional life and long term disability plans

GA gets dental, 15k life per employee, opt life and ltd, LLC gets dental, life = to 1 yr base,

optional life, ltd. NY gets dental

Aflac

Barbara Fonti

455 Broadhollow Road

Suite 124

Melville, NY 11747

Acct #VN333,NR651,NR650

GA, NY LLC

Payflex FSA

Andy Toohill

Email atoohill@payflex.com

Phone (303) 483-6312

  Fax 402-231-4317

Plan 103294

LLC and GA

United Healthcare Specialty Benefits

Hiromi Umezaki

Client Rep

6300 Olson Memorial Highway

Schedule I-A-5

MN010-W115

Golden Valley, MN 55427

Group 300930 sub groups 1002, 1003

GA and NY

This is for the United Allies Discount Plan

401(k) is Ascensus 200 Dryden Road, Dresher, PA 19025

Plans are: GA 205353, LLC 205352, NY 205351

Broker is C & B Financial

485 Underhill Blvd

Suite 304

Syosset, NY 11791

Schedule I-A-6

Transferred Insurance

Schedule I-A-6

CO	APF ETAL TRANSFERRED INSURANCE CARRIER	COVERAGE	POLICY #	EXPIRES

APF GA	LIBERTY MUTUAL	PROPERTY - R/E & CONTENTS	YU2 K2L 090238 038	1/18/2009
APF GA	LIBERTY MUTUAL	COMMERCIAL LIABILTY	TB2 121 090238 018	1/18/2009
APF GA	LIBERTY MUTUAL	WORKERS COMP	WC1 121 090238 068	1/18/2009

APFC NY	LIBERTY MUTUAL	PROPERTY - R/E & CONTENTS	YU2 K2L 090238 038	1/18/2009
APFC NY	LIBERTY MUTUAL	COMMERCIAL LIABILTY	TB2 121 090238 018	1/18/2009

APFC NY	NEW YORK STATE INS FUND	WORKERS COMP	G115449128	12/31/2008
APFC LLC	NEW YORK STATE INS FUND	WORKERS COMP	G115449128	12/31/2008

Schedule I-C

Assumed Liabilities

Schedule I-C

APF ETAL
ASSUMED LIABILITIES

APFC of NY

ACCOUNTS PAYABLE -	LESS AMOUNTS PER SCHEDULE ON RETAINED LIABILITIES

PAYROLL TAX LIABILITIES

ACCRUED EXPENSES

ACCRUED VACATION PAY

CAP LEASE - TOYOTA FORKLIFTS #1+#2
CAP LEASE - TOYOTA FORKLIFTS #3+#4
WELLS FARGO LEASE- COMPRESSOR

Schedule I-C

APF ETAL
ASSUMED LIABILITIES

APF of GA

ACCOUNTS PAYABLE -	LESS AMOUNTS PER SCHEDULE ON RETAINED LIABILITIES

PAYROLL TAX LIABILITIES

ACCRUED EXPENSES

ACCRUED VACATION PAY

Schedule I-C

APF ETAL
ASSUMED LIABILITIES

APF LLC

ACCOUNTS PAYABLE -	LESS AMOUNTS PER SCHEDULE ON RETAINED LIABILITIES

PAYROLL TAX LIABILITIES

ACCRUED EXPENSES

ACCRUED VACATION PAY

Schedule I-C

APF ETAL
ASSUMED LIABILITIES

LAKESIDE

FORD MOTOR AUTO LOAN - TAURUS

CAP LEASE TOYOTA LEASE #1
CAP LEASE TOYOTA LEASE #2
CAP LEASE TOYOTA LEASE #3
CAP LEASE TOYOTA LEASE #4
CAP LEASE TOYOTA LEASE #5

Schedule 3.1

Organization

1. Atlantic Paper & Foil Corp. of N.Y. is a New York corporation.

2. Atlantic Lakeside Properties, LLC is a Georgia limited liability company.

3. Atlantic Paper & Foil, LLC is a New York limited liability company.

4. Atlantic Paper & Foil of Georgia, LLC is a Georgia limited liability company.

5. Consumer Licensing Corporation is a New York corporation.

Schedule 3.3

Authorization of Govcrnmental Authorities

Hart-Scott-Rodino Antitrust Improvements Act of 1976

Schedule 3.5

Compliance with GAAP

None.

Schedule 3.6

Absence of Certain Developments

None.

Schedule 3.7

Assets

None.

Schedule 3.7.2

Sufficiency of Assets

None.

Schedule 3.7.3

Books and Records

FRIEDMAN ALPREN & GREEN LLP

CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

1700 Broadway New York, NY 10019 212-582-1600 FAX 212-265-4761

www.nyccpas.com

RECORDS RETENTION LIST

YEARS
0
2
4
6
8
10
INDEFINITE
ACCOUNTING
Bank statements and deposit slips
Checks
Dividend checks (cancelled)
Expense reports
General ledgers and journals
Payroll (time cards)
Payroll (time reports and earnings records)
Subsidiary ledgers
Trial balances
Vouchers (for payments to vendors)
Financial statements
CORPORATE RECORDS
Contracts and agreements
Mortgages, notes, and leases (expired)
Bylaws and minute books
Capital stock and bond records
Checks (taxes, property)
Copyrights and trademark registrations
Deeds and easements
IRS audit reports
Labor contracts
Patents
Proxies
Retirement and pension records
Tax returns and working papers
CORRESPONDENCE
General
License, traffic, and purchase
Production
Legal and tax
INSURANCE
Policies (all types, expired)
Accident reports
Fire inspection
Claims (after settlement)
Group disability records
Safety reports
PERSONNEL
Contracts (expired)
Daily time reports
Disability and sick benefits
Personnel files (terminated)
Withholding tax statements
PURCHASES AND SALES
Purchase orders
Requisitions
Sales contracts
Sales invoices
RECEIVING AND SHIPPING
Export
Freight bills
Manifestos
Shipping and receiving reports
Waybills and bills of lading

This chart is a general guide to records retention.

Since statutes of limitations vary by law and state, consult your Friedman Alpren & Green LLP advisor and/or your attorney for specific guidance.

Schedule 3.9

Real Property

Schedule 3.9

APF ETAL
(O) OWNED	REAL PROPERTY
(L) LEASED
O	LAND	PLANT AVENUE	HAUPPAUGE, NY 11788
O	LAND & BUILDING	325 KENNEDY DRIVE	HAUPPAUGE, NY 11788
L	LAND & BUILDING	50 GILPIN AVENUE	HAUPPAUGE, NY 11788
L	WAREHOUSE	100 MARCUS AVENUE	HAUPPAUGE, NY 11788
O	LAND & BUILDING	1201 BARNESVILLE RD	THOMASTON, GA 30286

Schedule 3.11

Intellectual Property

Schedule 3.11

Trademark	Country Filed In	Classes	Serial/Reg. #	Date Filed	Date Registered	Status	Next Action	Date Due	Owner/ Registrant

BIG T	United States	16	2,366,823	2/23/1998	7/11/2000	Registered	First Renewal	7/11/2010	APF LLC
BIG T	United States	21	77/003,650	9/20/2006	7/24/2007	Registered	First Renewal	7/24/2017	APF LLC
COMPARE	United States	16	2,955,522	9/13/2002	5/24/2005	Registered	Declaration of Use	5/24/2011	APF LLC
KACHOOS	United States	16	77/312,427	10/24/2007		Pending	Published	4/8/2008	APF LLC
KENSINGTON	United States	16	2,672,038	3/12/2002	1/7/2003	Registered	Declaration of Use	1/7/2008	APF LLC
PERFORMANCE	United States	16	3,197,197	9/19/2002	1/9/2007	Registered	Declaration of Use	1/9/2013	APF LLC
PLAZA	United States	6	2,362,847	2/23/1998	6/27/2000	Registered	First Renewal	6/27/2010	APF LLC
SILKY TOUCH	United States	16	2,228,482	2/5/1998	3/2/1999	Registered	First Renewal	3/2/2009	APF LLC
SILKY TOUCH (Stylized)	United States	16	1,701,102	1/9/1991	7/14/1992	Registered	Second Renewal	7/14/2012	APF LLC
SUPER FOIL	United States	6	77/003,658	9/20/2006	1/8/2008	Registered	Declaration of Use	1/8/2014	APF LLC
SUPER WRAP	United States	16	77/007,834	9/26/2006	1/8/2008	Registered	Declaration of Use	1/8/2014	APF LLC
TREE-FREE	United States	16	77/330,670	11/16/2007		Pending	Published	4/22/2008	APF LLC

Consumer Licensing Marks

SNEEZERS	European Union	3,16	1242858	7/15/1999	6/29/2009	Registered	First Renewal	7/15/2009	CL Corp.
SNEEZERS & Design	European Union	3,16	1265495	8/3/1999	8/3/1999	Registered	First Renewal	8/3/2009	CL Corp.
SNEEZERS (Divisional)	United States	16	2,513,429	10/30/1998	11/27/2001	Registered	First Renewal	11/27/2011	CL Corp.

Schedule 3.14

Environmental Matters

None.

Schedule 3.17

Customers and Suppliers

Terrapin Express Corp.

Schedule 3.18

Employees

None.

Schedule 3.19.2

Governmental Orders

None.

Schedule 3.20

Product Warranties, Defects; Liability

None.

Schedule 3.22

Insurance

None.